SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO.2 TO
                                    FORM S-6

                               FILE NO. 333-44644

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2 (811-05213)

A.       Exact name of trust:       IDS Life of New York Account 8

B.       Name of depositor:         IDS LIFE INSURANCE COMPANY OF NEW YORK

C.       Complete address of depositor's principal executive offices:

         20 Madison Avenue Ext. Albany, NY  12203

D.       Name and complete address of agent for service:

                            Mary Ellyn Minenko, Esq.
                     IDS Life Insurance Company of New York
                           50607 AXP Financial Center
                          Minneapolis, Minnesota 55474

It is proposed that this filing become effective (check appropriate box)

 [ ] immediately upon filing pursuant to paragraph (b)
 [X] on May 1,  2002 pursuant to paragraph (b)
 [ ] 60 days after filing pursuant to paragraph (a)(1)
 [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.       Title of securities being registered:

               Flexible Premium Variable Life Insurance Policy

F.       Approximate date of proposed public offering: not applicable.

IDS LIFE OF NEW YORK

VARIABLE UNIVERSAL LIFE III

ISSUED BY:
IDS LIFE INSURANCE COMPANY OF NEW YORK


PROSPECTUS


MAY 1, 2002

A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


IDS LIFE OF NEW YORK ACCOUNT 8

ISSUED AND SOLD BY:IDS LIFE INSURANCE COMPANY OF NEW YORK (IDS LIFE OF NEW YORK)
                   20 Madison Avenue Extension
                   Albany, NY 12203
                   Telephone: (800) 541-2251


This prospectus contains information about the life insurance policy that you should know before investing. Prospectuses are also available for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

Variable universal life insurance is a complex vehicle. Before you invest, be sure to ask your sales representative about the variable universal life insurance policy's features, benefits, risks and fees, and whether variable universal life insurance is appropriate for you, based upon your financial situation and objectives.


Your sales representative may be authorized to offer you several different variable universal life insurance policies. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the product. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different between each policy.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TABLE OF CONTENTS


THE POLICY IN BRIEF                                       3
LOADS, FEES AND CHARGES                                   4
     Fund Expenses                                        5
     Premium Expense Charge                               8
     Monthly Deduction                                    8
     Surrender Charge                                     8
     Partial Surrender Fee                               11
     Mortality and Expense Risk Charge                   11
     Other Information on Charges                        11
PURCHASING YOUR POLICY                                   12
     Application                                         12
     Right to Examine Policy                             12
     Premiums                                            12
KEEPING THE POLICY IN FORCE                              13
     No Lapse Guarantee                                  13
     Grace Period                                        13
     Reinstatement                                       14
THE VARIABLE ACCOUNT                                     14
THE FUNDS                                                15
     Fund Objectives                                     21
     Relationship Between Funds and Subaccounts          22
RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS             22
THE FIXED ACCOUNT                                        31
POLICY VALUE                                             31
     Fixed Account Value                                 31
     Subaccount Values                                   32
PROCEEDS PAYABLE UPON DEATH                              33
     Change in Death Benefit Option                      34
     Changes in Specified Amount                         34
     Misstatement of Age or Sex                          35
     Suicide                                             35
     Beneficiary                                         35
TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS      35
     Fixed Account Transfer Policies                     36
     Minimum Transfer Amounts                            36
     Maximum Transfer Amounts                            36
     Maximum Number of Transfers per Year                36
     Two Ways to Request a Transfer, Loan or Surrender   37
     Automated Transfers                                 37
     Automated Dollar-Cost Averaging                     38
     Asset Rebalancing                                   38
POLICY LOANS                                             39
POLICY SURRENDERS                                        40
     Total Surrenders                                    40
     Partial Surrenders                                  40
     Allocation of Partial Surrenders                    40
     Effect of Partial Surrenders                        40
     Taxes                                               40
     Exchange Right                                      41
OPTIONAL INSURANCE BENEFITS                              41
     Accidental Death Benefit                            41
     Automatic Increase Benefit Rider                    41
     Children's Insurance Rider                          41
     Other Insured Rider                                 41
     Waiver of Monthly Deduction                         41
PAYMENT OF POLICY PROCEEDS                               42
FEDERAL TAXES                                            43
     IDS Life of New York's Tax Status                   43
     Taxation of Policy Proceeds                         44
     Modified Endowment Contracts                        44
     Other Tax Considerations                            45
IDS LIFE OF NEW YORK                                     45
     Ownership                                           45
     State Regulation                                    45
     Distribution of the Policy                          45
     Legal Proceedings                                   46
     Experts                                             46
MANAGEMENT OF IDS LIFE OF NEW YORK                       47
     Directors                                           47
     Officers Other than Directors                       47
OTHER INFORMATION                                        48
     Substitution of Investments                         48
     Voting Rights                                       48
     Reports                                             48
     Rating Agencies                                     48
POLICY ILLUSTRATIONS                                     49
     Understanding the Illustrations                     49
KEY TERMS                                                52
ANNUAL FINANCIAL INFORMATION                             54
NOTES TO FINANCIAL STATEMENTS                            80
CONDENSED FINANCIAL INFORMATION (UNAUDITED)              88

THE POLICY IN BRIEF


LOADS, FEES AND CHARGES: You pay the following charges, either directly (such as deductions from your premium payments or from your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life of New York for administering and distributing the policy as well as paying policy benefits and assuming related risks:

- FUND EXPENSES -- applies only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 5)

- PREMIUM EXPENSE CHARGE -- 3.5% is deducted from each premium payment to cover some distribution expenses, state and local premium taxes, and federal taxes. (p. 8)

- MONTHLY DEDUCTION -- charged against the value of your policy each month (prior to the maturity date), covering the cost of insurance, the $5 per month policy fee and the cost of optional insurance benefits. The cost of insurance depends on the amount of the death benefit, the policy value and the insured's attained insurance age, sex and risk classification. (p. 8)

- SURRENDER CHARGE -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first ten years and for ten years after requesting an increase in the specified amount. We base it on the initial specified amount and on any increase in the specified amount. (p. 8)

- PARTIAL SURRENDER FEE -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less.
     (p. 11)

- MORTALITY AND EXPENSE RISK CHARGE -- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts for the first ten policy years and 0.45% thereafter. We reserve the right to charge up to 0.9% for all policy years. (p. 11)

PURCHASING YOUR POLICY: To apply, send a completed application and premium payment to IDS Life of New York's home office. You will need to provide medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 12)

RIGHT TO EXAMINE POLICY: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 12)

PREMIUMS: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the maturity date. We may refuse premiums in order to comply with the Code. (p. 12)

NO LAPSE GUARANTEE: A feature of the policy guaranteeing the policy will remain in force for five policy years. The feature is in effect if you meet certain premium requirements. (p. 13)

GRACE PERIOD: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the no lapse guarantee is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p. 13)

REINSTATEMENT: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life of New York and the payment of a sufficient premium. (p. 14)

PURPOSE: The purpose of the policy is to provide life insurance protection on the life of the insured and to build policy value. The policy provides a death benefit that we pay to the beneficiary upon the insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or in addition to an existing life insurance policy.

The policy allows you, as the owner, to allocate your net premiums, or transfer policy value, to:

THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 14)

THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by IDS Life of New York. This rate will never be lower than 4.0%. (p. 31)

PROCEEDS PAYABLE UPON DEATH: Prior to the maturity date, your policy's death benefit can never be less than the specified amount, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.
- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.


You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges. (p. 33)

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than five transfers per year by phone or mail. However, we also reserve the right to charge a fee for more than five transfers per year by phone or mail. You also can arrange for automated transfers among the fixed account and subaccounts. (p. 35)

POLICY LOANS: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may have tax consequences if your policy lapses or you surrender it. (p. 39)

POLICY SURRENDERS: You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 40)

EXCHANGE RIGHT: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account. (p. 41)

OPTIONAL INSURANCE BENEFITS -- You may choose to add additional benefits to your policy at an additional cost, in the form of riders. The amounts of these benefits do not vary with the investment experience of the variable account. Certain restrictions apply and are clearly described in the applicable rider. (p. 41)

PAYMENT OF POLICY PROCEEDS: We will pay policy proceeds when you surrender the policy or the insured dies. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 42)

FEDERAL TAXES: The death benefit is not considered part of the beneficiary's income and therefore is not subject to federal income taxes. When the proceeds are paid on the insured's attained insurance age 100, which is the maturity date, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds you receive through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits.
(p. 43)


LOADS, FEES AND CHARGES


Policy charges compensate IDS Life of New York for:


-    providing the insurance benefits of the policy;

-    issuing the policy;

-    administering the policy;

-    assuming certain risks in connection with the policy; and

-    distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

FUND EXPENSES


The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.


ANNUAL OPERATING EXPENSES OF THE FUNDS (AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, IF APPLICABLE, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                                                       MANAGEMENT      12b-1       OTHER
                                                                          FEES         FEES       EXPENSES        TOTAL
                                                                       ----------      -----      --------        -----
IDS Life Series Fund, Inc.-
     Equity Portfolio                                                         .70%        --%          .03%         .73%(1)
     Equity Income Portfolio                                                  .70         --           .10          .80(1),(2)
     Government Securities Portfolio                                          .70         --           .10          .80(1)
     Income Portfolio                                                         .70         --           .05          .75(1)
     International Equity Portfolio                                           .95         --           .05         1.00(1)
     Managed Portfolio                                                        .70         --           .02          .72(1)
     Money Market Portfolio                                                   .50         --           .03          .53(1)

AXP(R)Variable Portfolio-
     Blue Chip Advantage Fund                                                 .54        .13           .11          .78(3)
     Bond Fund                                                                .60        .13           .07          .80(4)
     Capital Resource Fund                                                    .61        .13           .04          .78(4)
     Cash Management Fund                                                     .51        .13           .04          .68(4)
     Diversified Equity Income Fund                                           .55        .13           .23          .91(3)
     Emerging Markets Fund                                                   1.16        .13           .46         1.75(3)
     Extra Income Fund                                                        .62        .13           .07          .82(4)
     Federal Income Fund                                                      .61        .13           .10          .84(3)
     Global Bond Fund                                                         .84        .13           .10         1.07(4)
     Growth Fund                                                              .62        .13           .15          .90(3)
     International Fund                                                       .83        .13           .08         1.04(4)
     Managed Fund                                                             .59        .13           .04          .76(4)
     New Dimensions Fund(R)                                                   .60        .13           .06          .79(4)
     S&P 500 Index Fund                                                       .29        .13           .07          .49(3)
     Small Cap Advantage Fund                                                 .73        .13           .30         1.16(3)
     Strategy Aggressive Fund                                                 .60        .13           .05          .78(4)

AIM V.I.
     Capital Appreciation Fund, Series I                                      .61         --           .24          .85(5)
     Capital Development Fund, Series I                                       .75         --           .41         1.16(5)
     Core Equity Fund, Series I                                               .61         --           .22          .83(5)
     (previously AIM V.I. Growth and Income Fund, Series I)

American Century(R)Variable Portfolios, Inc.
     VP International                                                        1.26         --            --         1.26(6),(7)
     VP Value                                                                 .97         --            --          .97(6),(7)

Calvert Variable Series, Inc.
     Social Balanced Portfolio                                                .70         --           .17          .87(8)

Credit Suisse Trust
     Emerging Growth Portfolio                                                .86         --           .39         1.25(9)
     Small Cap Growth Portfolio                                               .90         --           .22         1.12(9)
     (previously Credit Suisse Warburg Pincus Trust -
     Small Company Growth Portfolio)

                                        5

                                                                       MANAGEMENT      12b-1       OTHER
                                                                          FEES          FEES      EXPENSES    TOTAL
                                                                       ----------      -----      --------    -----
Fidelity VIP
     Growth & Income Portfolio (Service Class)                                .48%       .10%          .10%     .68%(10)
     Mid Cap Portfolio (Service Class)                                        .58        .10           .11      .79(10)
     Overseas Portfolio (Service Class)                                       .73        .10           .20     1.03(10)

FTVIPT
     Franklin Real Estate Fund - Class 2                                      .56        .25           .03      .84(11),(12)
     Franklin Small Cap Value Securities Fund - Class 2                       .57        .25           .20     1.02(12),(13)
     (previously FTVIPT Franklin Value Securities Fund - Class 2)
     Templeton Foreign Securities Fund - Class 2                              .68        .25           .22     1.15(12),(13),(14)
     (previously FTVIPT Templeton International Securities Fund - Class 2)

Goldman Sachs VIT
     CORE(SM) Small Cap Equity Fund                                           .75         --           .25     1.00(15)
     CORE(SM) U.S. Equity Fund                                                .70         --           .11      .81(15)
     Mid Cap Value Fund                                                       .80         --           .13      .93(15)

Janus Aspen Series
     Aggressive Growth Portfolio: Service Shares                              .65        .25           .02      .92(16)
     Global Technology Portfolio: Service Shares                              .65        .25           .05      .95(16)
     International Growth Portfolio: Service Shares                           .65        .25           .06      .96(16)

Lazard Retirement Series
     International Equity Portfolio                                           .75        .25           .25     1.25(17)

MFS(R)
     Investors Growth Stock Series - Service Class                            .75        .25           .17     1.17(18),(19),(20)
     New Discovery Series - Service Class                                     .90        .25           .16     1.31(18),(19),(20)

Putnam Variable Trust
     Putnam VT High Yield Fund - Class IB Shares                              .67        .25           .09     1.01(21)
     Putnam VT International New Opportunities Fund - Class IB Shares        1.00        .25           .24     1.49(21)
     Putnam VT New Opportunities Fund - Class IA Shares                       .54         --           .05      .59(22)
     Putnam VT Vista Fund - Class IB Shares                                   .61        .25           .06      .92(21)

Royce Capital Fund
     Micro-Cap Portfolio                                                     1.25         --           .10     1.35(23)

Third Avenue
     Value Portfolio                                                          .90         --           .40     1.30(24)

Wanger
     International Small Cap                                                 1.24         --           .19     1.43(25)
     U.S. Smaller Companies                                                   .94         --           .05      .99(25)
     (previously Wanger U.S. Small Cap)

(1)  Annual operating expenses for the fiscal year ending April 30, 2001.
(2) IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolio's for other expenses like taxes and brokerage commissions and for nonadvisory expenses. If the 0.1% limitation had not been in place, these other expenses would have been 1.90% for IDS Life Series Fund - Equity Income Portfolio. IDS Life reserves the right to discontinue limiting these other expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.
(3) The fund's expense figures are based on actual expenses, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2001. Without fee waivers and expense reimbursements "Other expenses" and "Total" would be 0.29% and 0.96% for AXP(R) Variable Portfolio - Blue Chip Advantage Fund, 0.49% and 1.17% for AXP(R) Variable Portfolio - Diversified Equity Income Fund, 2.20% and 3.49% for AXP(R) Variable Portfolio - Emerging Markets Fund, 0.13% and 0.87% for AXP(R) Variable Portfolio - Federal Income Fund, 0.16% and 0.91% for AXP(R) Variable Portfolio - Growth Fund, 0.89% and 1.31% for AXP(R) Variable Portfolio - S&P 500 Index Fund, and 0.40% and 1.26% for AXP(R) Variable Portfolio - Small Cap Advantage Fund.
(4) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2001.
(5) The fund's expense figures are for the year ended Dec. 31, 2001 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(6)  Annualized operating expenses of funds at Dec. 31, 2001.
(7) The fund has a stepped fee schedule. As a result, the fund's management fee generally decreases as fund assets increase.
(8) Management fees include an administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. "Other expenses" reflect an indirect fee resulting from the Portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses before reductions for fees paid indirectly would be 0.88% for Social Balanced.
(9) Expense ratios are shown after fee waivers and expenses reimbursements by the investment advisor. The total expense ratios before the waivers and reimbursements would have been: Credit Suisse Trust Emerging Growth Portfolio (0.90%, 0%, 0.39% and 1.29%) and Credit Suisse Trust Small Cap Growth Portfolio (0.90%, 0%, 0.22% and 1.12%).
(10) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.
(11) The Fund administration fee is paid indirectly through the management fee.
(12) The Fund's class 2 distribution plan or "Rule 12b-1 plan" is described in the fund's prospectus.
(13) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Absent fee waivers and/or reimbursements. "Management Fees" and "Total" would have been 0.60% and 1.05% for Franklin Small Cap Value Securities Fund - Class 2 and 0.69% and 1.16% for Templeton Foreign Securities Fund - Class 2.
(14) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into this fund as of April 30, 2002.
(15) Expenses ratios are shown after fee waivers and expense reimbursements by the investment adviser. The expense ratios before the waivers and reimbursements would have been: 0.75%, 0.47% and 1.22% for CORE(SM) Small Cap Equity Fund, 0.70%, 0.12%, and 0.82% for CORE(SM) U.S. Equity Fund, and 0.80%, 0.14% and 0.94% for Mid Cap Value Fund. CORE(SM) U.S. Equity and Mid Cap Value Funds were under their respective expense caps of 0.20% and 0.25% in 2001. CORE(SM) is a service mark of Goldman, Sachs & Co.
(16) Expenses are based upon expenses for the fiscal year ended Dec. 31, 2001. All expenses are shown without the effect of expense offset arrangements.
(17) Total annual expenses for the Lazard International Equity Portfolio have been reimbursed through Dec. 31, 2001 to the extent that they exceed in any fiscal year 1.25% of the Portfolios' average daily net assets. Absent fee waivers and/or reimbursements, "Other expenses" and "Total" expenses for the year ended Dec. 31, 2001 would have been 0.94% and 1.94% for International Equity Portfolio.
(18) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).
(19) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower, and for service class shares would be estimated to be: 1.15% for Investors Growth Stock Series and 1.30% for New Discovery Series.
(20) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually. Without this agreement, "Other Expenses" and "Total" would be 0.19% and 1.34% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.
(21) Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.22% of average net assets.
(22) Figures in "Management fees," "12b-1 fees," "Other expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2001.
(23) Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds Net Annual Operating Expense ratio at or below 1.35% through Dec. 31, 2002 and 1.99% through Dec. 31, 2010. Absent fee waivers "Other expenses" and "Total" would be 0.17% and 1.42% for Royce Micro-Cap Portfolio.
(24) The fund's expenses figures are based on actual expenses for the fiscal year ending Dec. 31, 2001.
(25) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2001. Liberty Wanger Asset Management, L.P. will reimburse the Fund if its annual ordinary operating expenses exceed 2.00% of average daily net assets. This commitment expires on Sept. 30, 2002.

IDS Life of New York has entered into certain arrangements under which it is compensated by the funds' advisers and/or distributors for the administrative services it provides to these funds.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge is 3.5% of each premium payment. It partially compensates IDS Life of New York for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender Charge," below also may partially compensate these expenses.) It also compensates IDS Life of New York for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy; and
3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

- you do not specify the accounts from which you want us to take the monthly deduction, or
- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the no lapse guarantee is in effect (See "No Lapse Guarantee;" also "Grace Period" and "Reinstatement.")

COMPONENTS OF THE MONTHLY DEDUCTION:

1. COST OF INSURANCE: primarily, the cost of providing the death benefit under your policy. It depends on:

-    the amount of the death benefit;
-    the policy value; and
-    the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [a X (b - c)] + d where:

(a) IS THE MONTHLY COST OF INSURANCE RATE based on the insured's attained insurance age, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.

(b) IS THE DEATH BENEFIT on the monthly date divided by 1.0032737 (which reduces IDS Life of New York's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).

(c) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee, and any charges for optional riders.

(d) IS ANY FLAT EXTRA INSURANCE CHARGES we assess as a result of special underwriting considerations.

2. POLICY FEE: $5 per month. This charge reimburses IDS Life of New York for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners.

3. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits you add to the policy by rider (see "Optional Insurance Benefits").

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first ten policy years and in the ten years following an increase in specified amount, we will assess a surrender charge.

The surrender charge reimburses IDS Life of New York for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. We will show the additional maximum surrender charge will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the tenth year following the increase.

The following example illustrates how we calculate the maximum surrender charge for a male, insurance age 35 qualifying for nonsmoker rates. We assume the specified amount to be $100,000.

                  LAPSE OR SURRENDER
                 AT BEGINNING OF YEAR           SURRENDER CHARGE
                          1                              $901.00
                          2                               901.00
                          3                               901.00
                          4                               901.00
                          5                               901.00
                          6                               901.00
                          7                               720.80
                          8                               540.60
                          9                               360.40
                         10                               180.20
                         11                                 0.00

From the beginning of year six to the end of year ten, the amounts shown decrease on a monthly basis.

The maximum surrender charge is the rate from the table below multiplied by the number of thousands of dollars of initial specified amount. For example, a male age 20 with a nonsmoker risk classification and an initial specified amount of $50,000 will have a maximum surrender charge of $6.61 multiplied by 50 or $330.50. As another example, a female age 75 with a smoker risk classification and an initial specified amount of $5,000,000 will have a maximum surrender charge of $33.92 multiplied by 5,000 or $169,600.

MAXIMUM SURRENDER CHARGES (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT)

                               STANDARD         STANDARD
 AGE                             MALE            FEMALE
  0                             $5.44            $5.13
  1                              5.40             5.11
  2                              5.45             5.14
  3                              5.50             5.18
  4                              5.55             5.22
  5                              5.61             5.27
  6                              5.67             5.31
  7                              5.73             5.36
  8                              5.81             5.42
  9                              5.88             5.47
 10                              5.96             5.53
 11                              6.05             5.60
 12                              6.14             5.66
 13                              6.23             5.73
 14                              6.33             5.81
 15                              6.43             5.88
 16                              6.52             5.96
 17                              6.62             6.04
 18                              6.72             6.13
 19                              6.82             6.22

                           STANDARD       STANDARD       STANDARD      STANDARD
                          NONSMOKER        SMOKER       NONSMOKER       SMOKER
AGE                          MALE           MALE          FEMALE        FEMALE
20                           $ 6.61         $ 7.47         $ 6.19        $ 6.61
21                             6.70           7.60           6.29          6.72
22                             6.81           7.74           6.38          6.84
23                             6.92           7.89           6.48          6.97
24                             7.04           8.05           6.59          7.10
25                             7.16           8.22           6.71          7.24
26                             7.30           8.41           6.83          7.39
27                             7.45           8.61           6.95          7.54
28                             7.60           8.82           7.09          7.70
29                             7.77           9.05           7.23          7.88
30                             7.94           9.29           7.38          8.06
31                             8.13           9.55           7.54          8.25
32                             8.33           9.83           7.70          8.46
33                             8.54          10.12           7.88          8.67
34                             8.77          10.44           8.07          8.90
35                             9.01          10.77           8.26          9.14
36                             9.26          11.12           8.47          9.39
37                             9.53          11.49           8.69          9.66
38                             9.81          11.88           8.92          9.94
39                            10.11          12.30           9.16         10.23
40                            10.42          12.74           9.42         10.54
41                            10.76          13.20           9.69         10.86
42                            11.12          13.69           9.97         11.19
43                            11.49          14.21          10.27         11.54
44                            11.89          14.75          10.58         11.91
45                            12.32          15.33          10.91         12.30
46                            12.77          15.94          11.26         12.70
47                            13.25          16.58          11.63         13.13
48                            13.75          17.26          12.02         13.58
49                            14.30          17.99          12.44         14.05
50                            14.87          18.75          12.88         14.55
51                            15.49          19.57          13.35         15.08
52                            16.15          20.44          13.84         15.64
53                            16.85          21.35          14.37         16.23
54                            17.60          22.32          14.93         16.85
55                            18.39          23.35          15.52         17.51
56                            19.24          24.43          16.15         18.20
57                            20.15          25.58          16.83         18.94
58                            21.11          26.79          17.55         19.73
59                            22.15          28.08          18.32         20.58

                                       10

                            STANDARD       STANDARD       STANDARD      STANDARD
                           NONSMOKER        SMOKER       NONSMOKER       SMOKER
AGE                           MALE           MALE          FEMALE        FEMALE
60                           $23.26         $29.46         $19.16        $21.49
61                            24.45          30.93          20.06         22.48
62                            25.72          32.50          21.03         23.54
63                            27.09          34.16          22.08         24.68
64                            28.55          35.92          23.20         25.90
65                            30.11          36.80          24.40         27.19
66                            31.78          36.80          25.69         28.57
67                            33.57          36.80          27.07         30.04
68                            34.87          36.80          28.56         31.63
69                            34.87          36.80          30.19         33.35
70                            34.87          36.80          31.97         33.92
71                            34.87          36.80          33.08         33.92
72                            34.87          36.80          33.08         33.92
73                            34.87          36.80          33.08         33.92
74                            34.87          36.80          33.08         33.92
75                            34.87          36.80          33.08         33.92
76                            34.87          36.80          33.08         33.92
77                            34.87          36.80          33.08         33.92
78                            34.87          36.80          33.08         33.92
79                            34.87          36.80          33.08         33.92
80                            34.87          36.80          33.08         33.92
81                            34.87          36.80          33.08         33.92
82                            34.87          36.80          33.08         33.92
83                            34.87          36.80          33.08         33.92
84                            34.87          36.80          33.08         33.92
85                            34.87          36.80          33.08         33.92

PARTIAL SURRENDER FEE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE


This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccounts for the first ten policy years and 0.45% thereafter. We reserve the right to charge up to 0.9% for all policy years. Computed daily, the charge compensates IDS Life of New York for:


- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

- EXPENSE RISK -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.


Any profit from the mortality and expense risk charge would be available to IDS Life of New York for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. IDS Life of New York will make up any further deficit from its general assets.

OTHER INFORMATION ON CHARGES

IDS Life of New York may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

PURCHASING YOUR POLICY

APPLICATION


To apply for coverage, complete an application and send it with your premium payment to IDS Life of New York's home office. In your application, you:


-    select a specified amount of insurance;
-    select a death benefit option;
-    designate a beneficiary; and
- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.


AGE LIMIT: IDS Life of New York generally will not issue a policy where the proposed insured is over the insurance age of 80. We may, however, do so at our sole discretion.


RISK CLASSIFICATION: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges" and "Optional Insurance Benefits.")

OTHER CONDITIONS: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.


INCONTESTABILITY: IDS Life of New York will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.


RIGHT TO EXAMINE POLICY

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life of New York's home office or your financial advisor with a written request for cancellation:

-    by the tenth day after you receive it.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE FIRST SEVERAL POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, IDS LIFE OF NEW YORK REQUIRES THAT YOU PAY PREMIUMS SUFFICIENT TO KEEP THE NLG IN EFFECT IN ORDER TO KEEP THE POLICY IN FORCE.

You may schedule payments annually, semiannually or quarterly. (IDS Life of New York must approve payment at any other interval). We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the no lapse guarantee in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life of New York reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in any amount of at least $25. IDS Life of New York reserves the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the maturity date.

Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

ALLOCATION OF PREMIUMS: Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy Value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

KEEPING THE POLICY IN FORCE

NO LAPSE GUARANTEE

The NLG provides that your policy will remain in force for five policy years, even if the cash surrender value is insufficient to pay the monthly deduction. The NLG will stay in effect as long as:

-    the sum of premiums paid; minus
-    partial surrenders; minus
-    outstanding indebtedness; equals or exceeds
-    the minimum monthly premiums due since the policy date.

The minimum monthly premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG in effect, the no lapse guarantee will terminate. In addition, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction.

The no-lapse guarantee period may be reinstated within two years of its termination if the policy is in force.

GRACE PERIOD

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the NLG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

IDS Life of New York will mail a notice to your last known address, requesting payment of the premium needed so that we can make the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal Taxes.") If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life of New York will require:

-    a written request;
- evidence satisfactory to IDS Life of New York that the insured remains insurable;
-    payment of the required reinstatement premium; and
-    payment or reinstatement of any indebtedness.

The reinstatement premium is the required premium to reinstate the policy.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. Surrender charges will also be reinstated.

We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

THE VARIABLE ACCOUNT

The variable account was established as a separate account of IDS Life of New York pursuant to resolution of the board of directors of IDS Life of New York adopted on September 12, 1985. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life of New York. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life of New York will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all policies participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

THE FUNDS


You can direct your premiums and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:



SUBACCOUNT       INVESTING IN          INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER OR MANAGER
-------------------------------------------------------------------------------------------------------------------------------
Equity           IDS Life Series       Objective: capital appreciation. Invests    IDS Life Insurance Company (IDS
                 Fund - Equity         primarily in common stocks and other        Life), investment manager; American
                 Portfolio             securities convertible into common stock.   Express Financial Corporation
                                                                                   (AEFC), investment adviser.

Equity Income    IDS Life Series       Objective: to provide a high level of       IDS Life, investment manager; AEFC,
                 Fund - Equity         current income and, as a secondary goal,    investment adviser.
                 Income Portfolio      steady growth of capital. Invests
                                       primarily in equity securities. Under
                                       normal market conditions, the Fund will
                                       invest at least 80% of its net assets in
                                       equity securities.

Government       IDS Life Series       Objective: to provide a high current        IDS Life, investment manager; AEFC,
Securities       Fund - Government     return and safety of principal. Under       investment adviser.
                 Securities            normal market conditions, at least 80% of
                 Portfolio             the Fund's net assets are invested in
                                       securities issued or guaranteed as to
                                       principal and interest by the
                                       U.S. government and its agencies.

Income           IDS Life Series       Objective: to maximize current income       IDS Life, investment manager; AEFC,
                 Fund - Income         while attempting to conserve the value of   investment adviser.
                 Portfolio             the investment and to continue the high
                                       level of income for the longest period of
                                       time. Under normal market conditions, the
                                       Fund primarily will invest in debt
                                       securities. At least 50% of net assets
                                       are invested in investment grade
                                       corporate bonds, certain unrated debt
                                       obligations that are believed to be of
                                       the same investment quality and
                                       government securities.

International    IDS Life Series       Objective: capital appreciation. Under      IDS Life, investment manager; AEFC,
Equity           Fund -                normal market conditions, at least 80% of   investment adviser.
                 International         the Fund's net assets will be invested in
                 Equity Portfolio      equity securities. Invests primarily in
                                       securities of companies located outside
                                       the U.S.

Managed          IDS Life Series       Objective: to maximize total investment     IDS Life, investment manager; AEFC,
                 Fund - Managed        return through a combination of capital     investment adviser.
                 Portfolio             appreciation and current income. Invests
                                       primarily in a combination of equity and
                                       debt securities. The Fund will invest in
                                       a combination of common and preferred
                                       stocks, convertible securities, debt
                                       securities, and money market instruments.
                                       Investments will be continuously adjusted
                                       subject to the following three net asset
                                       limits: (1) up to 75% in equity
                                       securities, (2) up to 75% in bonds or
                                       other debt securities, and (3) up to 100%
                                       in money market instruments, of the
                                       assets invested in bonds, at least 50%
                                       will be investment grade corporate bonds
                                       (or in other bonds that the investment
                                       manager believes have the same investment
                                       qualities) and in government bonds.

                                       15

SUBACCOUNT       INVESTING IN          INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER OR MANAGER
-------------------------------------------------------------------------------------------------------------------------------
Money Market     IDS Life Series       Objective: to provide maximum current       IDS Life, investment manager; AEFC,
                 Fund - Money Market   income consistent with liquidity and        investment adviser.
                 Portfolio             conservation of capital. Invests
                                       primarily in money market investments,
                                       such as marketable debt obligations
                                       issued by the U.S. government or its
                                       agencies, bank certificates of deposit,
                                       bankers' acceptances, letters of credit
                                       and high-grade commercial paper.

YBC              AXP(R) Variable       Objective: long-term total return           IDS Life, investment manager; AEFC,
                 Portfolio - Blue      exceeding that of the U.S. stock market.    investment adviser.
                 Chip Advantage Fund   Invests primarily in blue chip stocks.
                                       Blue chip stocks are issued by companies
                                       with a market capitalization of at least
                                       $1 billion, an established management, a
                                       history of consistent earnings and a
                                       leading position within their respective
                                       industries.

YBD              AXP(R) Variable       Objective: high level of current income     IDS Life, investment manager; AEFC,
                 Portfolio - Bond      while conserving the value of the           investment adviser.
                 Fund                  investment and continuing a high level of
                                       income for the longest time period.
                                       Invests primarily in bonds and other debt
                                       obligations.

YCR              AXP(R) Variable       Objective: capital appreciation. Invests    IDS Life, investment manager; AEFC,
                 Portfolio - Capital   primarily in U.S. common stocks and other   investment adviser.
                 Resource Fund         securities convertible into common stocks.

YCM              AXP(R) Variable       Objective: maximum current income           IDS Life, investment manager; AEFC,
                 Portfolio - Cash      consistent with liquidity and stability     investment adviser.
                 Management Fund       of principal. Invests primarily in money
                                       market securities.

YDE              AXP(R) Variable       Objective: high level of current income     IDS Life, investment manager; AEFC,
                 Portfolio -           and, as a secondary goal, steady growth     investment adviser.
                 Diversified Equity    of capital. Invests primarily in
                 Income Fund           dividend-paying common and preferred
                                       stocks.

YEM              AXP(R) Variable       Objective: long-term capital growth.        IDS Life, investment manager; AEFC,
                 Portfolio -           Invests primarily in equity securities of   investment adviser; American Express Asset
                 Emerging Markets      companies in emerging market countries.     Management International, Inc., a
                 Fund                                                              wholly-owned subsidiary of AEFC, is the
                                                                                   sub-adviser.

YEX              AXP(R) Variable       Objective: high current income, with        IDS Life, investment manager; AEFC,
                 Portfolio - Extra     capital growth as a secondary objective.    investment adviser.
                 Income Fund           Invests primarily in long-term,
                                       high-yielding, high-risk corporate bonds
                                       (junk bonds) issued by U.S. and foreign
                                       companies and governments.

YFI              AXP(R) Variable       Objective: high level of current income     IDS Life, investment manager; AEFC,
                 Portfolio - Federal   and safety of principal consistent with     investment adviser.
                 Income Fund           an investment in U.S. government and
                                       government agency securities. Invests
                                       primarily in debt obligations issued or
                                       guaranteed as to principal and interest
                                       by the U.S. government, its agencies or
                                       instrumentalities.

                                       16

SUBACCOUNT       INVESTING IN          INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER OR MANAGER
-------------------------------------------------------------------------------------------------------------------------------
YGB              AXP(R) Variable       Objective: high total return through        IDS Life, investment manager; AEFC,
                 Portfolio - Global    income and growth of capital.               investment adviser.
                 Bond Fund             Non-diversified mutual fund that invests
                                       primarily in debt obligations of U.S. and
                                       foreign issuers.

YGR              AXP(R) Variable       Objective: long-term capital growth.        IDS Life, investment manager; AEFC,
                 Portfolio - Growth    Invests primarily in common stocks and      investment adviser.
                 Fund                  securities convertible into common stocks
                                       that appear to offer growth opportunities.

YIE              AXP(R) Variable       Objective: capital appreciation. Invests    IDS Life, investment manager; AEFC,
                 Portfolio -           primarily in stocks or convertible          investment adviser. American Express Asset
                 International Fund    securities of foreign issuers that offer    Management International, Inc., a
                                       strong growth potential.                    wholly-owned subsidiary of AEFC, is the
                                                                                   sub-adviser.

YMF              AXP(R) Variable       Objective: maximum total investment         IDS Life, investment manager; AEFC,
                 Portfolio - Managed   return through a combination of capital     investment adviser.
                 Fund                  growth and current income. Invests
                                       primarily in a combination of common and
                                       preferred stocks, convertible securities,
                                       bonds and other debt securities.

YND              AXP(R) Variable       Objective: long-term growth of capital.     IDS Life, investment manager; AEFC,
                 Portfolio - New       Invests primarily in common stocks          investment adviser.
                 Dimensions Fund(R)    showing potential for significant growth.

YIV              AXP(R) Variable       Objective: long-term capital                IDS Life, investment manager; AEFC,
                 Portfolio - S&P 500   appreciation. Non-diversified fund that           investment adviser.
                 Index Fund            invests primarily in securities that are
                                       expected to provide investment results
                                       that correspond to the performance of
                                       the S&P 500 Index.

YSM              AXP(R) Variable       Objective: long-term capital growth.        IDS Life, investment manager; AEFC,
                 Portfolio - Small     Invests primarily in equity stocks of       investment adviser; Kenwood Capital
                 Cap Advantage Fund    small companies that are often included     Management LLC, sub-investment adviser.
                                       in the and/or have market capitalization
                                       under $2 billion.

YSA              AXP(R) Variable       Objective: capital appreciation. Invests    IDS Life, investment manager; AEFC,
                 Portfolio -           primarily in equity securities of growth    investment adviser.
                 Strategy Aggressive   companies.
                 Fund

YCA              AIM V.I. Capital      Objective: growth of capital. Invests       A I M Advisors, Inc.
                 Appreciation Fund,    principally in common stocks of companies
                 Series I              likely to benefit from new or innovative
                                       products, services or processes as well
                                       as those with above-average growth and
                                       excellent prospects for future growth.

YCD              AIM V.I. Capital      Objective: long-term growth of capital.     A I M Advisors, Inc.
                 Development Fund,     Invests primarily in securities
                 Series I              (including common stocks, convertible
                                       securities and bonds) of small- and
                                       medium-sized companies.

                                       17


SUBACCOUNT       INVESTING IN          INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER OR MANAGER
-------------------------------------------------------------------------------------------------------------------------------
YGI              AIM V.I. Core         Objective: growth of capital, with          A I M Advisors Inc.
                 Equity Fund, Series   current income as a secondary objective.
                 I (previously AIM     Invests at least 65% of its net assets,
                 V.I. Growth and       plus the amount of any borrowings for
                 Income Fund, Series   investment purposes, in securities of
                 I)                    established companies that have long-term
                                       above-average growth in earnings and
                                       dividends and growth companies that are
                                       believed to have the potential for
                                       above-average growth in earnings and
                                       dividends.

YIR              American Century(R)   Objective: long-term capital growth.        American Century Investment Management,
                 VP International      Invests primarily in stocks of growing      Inc.
                                       foreign companies in developed countries.

YVL              American Century(R)   Objective: long-term capital growth, with   American Century Investment Management,
                 VP Value              income as a secondary objective. Invests    Inc.
                                       primarily in stocks of companies that
                                       management believes to be undervalued at
                                       the time of purchase.

YSB              Calvert Variable      Objective: income and capital growth.       Calvert Asset Management Company, Inc.
                 Series, Inc. Social   Invests primarily in stocks, bonds and      (CAMCO), investment adviser. NCM Capital
                 Balanced Portfolio    money market instruments which offer        SSgA Funds Management, Inc. and Brown
                                       income and capital growth opportunity and   Capital Management are the sub-investment
                                       which satisfy the investment and social     advisers.
                                       criteria.

YEG              Credit Suisse Trust   Objective: maximum capital appreciation.    Credit Suisse Asset Management, LLC
                 - Emerging Growth     Invests in U.S. equity securities of
                 Portfolio             emerging-growth companies with growth
                                       characteristics such as positive earnings
                                       and potential for accelerated growth.

YSC              Credit Suisse Trust   Objective: capital growth. Invests in       Credit Suisse Asset Management, LLC
                 - Small Cap Growth    equity securities of small U.S. companies
                 Portfolio             which are either developing companies or
                 (previously Credit    older companies in a growth stage or are
                 Suisse Warburg        providing products or services with a
                 Pincus Trust -        high unit volume growth rate.
                 Small Company
                 Growth Portfolio)

YGC              Fidelity VIP Growth   Strategy: high total return through a       Fidelity Management & Research Company
                 & Income Portfolio    combination of current income and capital   (FMR), investment manager; FMR U.K. and
                 (Service Class)       appreciation. Normally invests a majority   FMR Far East, sub-investment advisers.
                                       of assets in common stocks with a focus
                                       on those that pay current dividends and
                                       show potential for capital appreciation.

YMP              Fidelity VIP Mid      Strategy: long-term growth of capital.      FMR, investment manager; FMR U.K. and FMR
                 Cap Portfolio         Normally invests at least 80% of assets     Far East, sub-investment advisers.
                 (Service Class)       in securities of companies with medium
                                       market capitalization common stocks.

YOS              Fidelity VIP          Objective: long-term growth of capital.     FMR, investment manager; FMR U.K., FMR Far
                 Overseas Portfolio    Invests primarily in common stocks of       East, Fidelity International Investment
                 (Service Class)       foreign securities.                         Advisers (FIIA) and FIIA U.K.,
                                                                                   sub-investment advisers.

                                       18

SUBACCOUNT       INVESTING IN          INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER OR MANAGER
-------------------------------------------------------------------------------------------------------------------------------
YRE              FTVIPT Franklin       Objective: capital appreciation with a      Franklin Advisers, Inc.
                 Real Estate Fund -    secondary goal to earn current income.
                 Class 2               Invests at least 80% of its net assets in
                                       investments of companies operating in the
                                       real estate industry. The Fund invests
                                       primarily in equity real estate
                                       investment trusts (REITs).

YSV              FTVIPT Franklin       Objective: long-term total return.          Franklin Advisory Services, LLC
                 Small Cap Value       Invests at least 80% of its net assets in
                 Securities Fund -     investments of small capitalization
                 Class 2 (previously   companies. For this Fund,
                 FTVIPT Franklin       small-capitalization companies are those
                 Value Securities      that have a market cap not exceeding $2.5
                 Fund - Class 2)       billion, at the time of purchase. Invests
                                       primarily in equity securities of
                                       companies the manager believes are
                                       selling substantially below the
                                       underlying value of their assets or their
                                       private market value.

YIF              FTVIPT Templeton      Objective: long-term capital growth.        Templeton Investment Counsel, LLC
                 Foreign Securities    Invests at least 80% of its net assets in
                 Fund - Class 2        foreign securities including those in
                 (previously FTVIPT    emerging markets.
                 Templeton
                 International
                 Securities Fund -
                 Class 2). FTVIPT
                 Templeton
                 International
                 Companies Fund -
                 Class 2 merged into
                 this fund as of
                 April 30, 2002.

YSE              Goldman Sachs VIT     Objective: seeks long-term growth of        Goldman Sachs Asset Management
                 CORE(SM) Small Cap    capital. Invests, under normal
                 Equity Fund           circumstances, at least 80% of its net
                                       assets plus any borrowing for investment
                                       purposes (measured at the time of
                                       purchase) in a broadly diversified
                                       portfolio of equity investments of U.S.
                                       issuers which are included in the Russell
                                       2000 Index at the time of investment.

YUE              Goldman Sachs VIT     Objective: seeks long-term growth of        Goldman Sachs Asset Management
                 CORE(SM) U.S.         capital and dividend income. Invests,
                 Equity Fund           under normal circumstances, at least 90%
                                       of its total assets (not including
                                       securities lending collateral and any
                                       investment of that collateral) measured
                                       at time of purchase in a broadly
                                       diversified portfolio of large-cap and
                                       blue chip equity investments representing
                                       all major sectors of the U.S. economy.

YMC              Goldman Sachs VIT     Objective: seeks long-term capital          Goldman Sachs Asset Management
                 Mid Cap Value Fund    appreciation. Invests, under normal
                                       circumstances, at least 80% of its net
                                       assets plus any borrowing for investment
                                       purposes (measured at time of purchase)
                                       in a diversified portfolio of equity
                                       investments in mid-capitalization issuers
                                       within the range of the market
                                       capitalization of companies constituting
                                       the Russell Midcap Value Index at the
                                       time of investment.

                                       19

SUBACCOUNT       INVESTING IN          INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER OR MANAGER
-------------------------------------------------------------------------------------------------------------------------------
YAG              Janus Aspen Series    Objective: long-term growth of capital.     Janus Capital
                 Aggressive Growth     Non-diversified mutual fund that invests
                 Portfolio: Service    primarily in common stocks selected for
                 Shares                their growth potential and normally
                                       invests at least 50% of its equity assets
                                       in medium-sized companies.

YGT              Janus Aspen Series    Objective: long-term growth of capital.     Janus Capital
                 Global Technology     Non-diversified mutual fund that invests,
                 Portfolio: Service    under normal circumstances, at least 80%
                 Shares                of its net assets in securities of
                                       companies that the portfolio manager
                                       believes will benefit significantly from
                                       advances or improvements in technology.
                                       It implements this policy by investing
                                       primarily in equity securities of U.S.
                                       and foreign companies selected for their
                                       growth potential.

YIG              Janus Aspen Series    Objective: long-term growth of capital.     Janus Capital
                 International         Invests, under normal circumstances, at
                 Growth Portfolio:     least 80% of its net assets in securities
                 Service Shares        of issuers from at least five different
                                       countries, excluding the United States.
                                       Although the Portfolio intends to invest
                                       substantially all of its assets in
                                       issuers located outside the United
                                       States, it may at times invest in U.S.
                                       issuers and it may at times invest all of
                                       its assets in fewer than five countries
                                       or even a single country.

YIP              Lazard Retirement     Objective: long-term capital                Lazard Asset Management
                 International         appreciation. Invests primarily in equity
                 Equity Portfolio      securities, principally common stocks of
                                       relatively large non-U.S. companies with
                                       market capitalizations in the range of
                                       the Morgan Stanley Capital International
                                       (MSCI) Europe, Australia and Far East
                                       (EAFE(R)) Index that the Investment
                                       Manager believes are undervalued based on
                                       their earnings, cash flow or asset
                                       values.

YGW              MFS(R) Investors      Objective: long-term growth of capital      MFS Investment Management(R)
                 Growth Stock Series   and future income. Invests at least 80%
                 - Service Class       of its total assets in common stocks and
                                       related securities of companies which MFS
                                       believes offer better than average
                                       prospects for long-term growth.

YDS              MFS(R) New Discovery  Objective: capital appreciation. Invests    MFS Investment Management(R)
                 Series - Service      primarily in equity securities of
                 Class                 EMERGING growth companies.

YPH              Putnam VT High        Objective: high current income. Capital     Putnam Investment Management, LLC
                 YIELD Fund - Class    growth is a secondary goal when
                 IB Shares             consistent with achieving high current
                                       income. The fund seeks its goal by
                                       investing at least 80% of the fund's net
                                       assets in U.S. corporate bonds rated
                                       below investment-grade (junk bonds) and
                                       that have intermediate to long-term
                                       maturities (three years or longer).

                                       20

SUBACCOUNT       INVESTING IN          INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER OR MANAGER
-------------------------------------------------------------------------------------------------------------------------------
YIO              Putnam VT             Objective: long-term capital                Putnam Investment Management, LLC
                 International New     appreciation. The fund seeks its goal by
                 Opportunities Fund    investing mainly in common stock of
                 - Class IB Shares     companies outside the United States with
                                       a focus on growth stocks

YNO              Putnam VT New         Objective: long-term capital                Putnam Investment Management, LLC
                 Opportunities Fund    appreciation. The fund seeks its goal by
                 - Class IA Shares     investing mainly in commons stocks of
                                       U.S. companies with a focus on growth
                                       stocks in sectors that Putnam Management
                                       believes to have high growth potential.

YVS              Putnam VT Vista       Objective: capital appreciation. The fund   Putnam Investment Management, LLC
                 Fund - Class IB       seeks its goal by investing mainly in
                 Shares                common stocks of U.S. companies with a
                                       focus on growth stocks.

YMI              Royce Micro-Cap       Objective: long-term growth of capital.     Royce & Associates, LLC
                 Portfolio             Invests primarily in a broadly
                                       diversified portfolio of equity
                                       securities issued by micro-cap companies
                                       (companies with stock market
                                       capitalizations below $400 million).

YVA              Third Avenue Value    Objective: long-term capital                EQSF Advisers, Inc.
                 Portfolio             appreciation. Invests primarily in common
                                       stocks of well-financed, well managed
                                       companies at a substantial discount to
                                       what the Adviser believes is their true
                                       value.

YIC              Wanger                Objective: long-term growth of capital.     Liberty Wanger Asset Management, L.P.
                 International Small   Invests primarily in stocks of small- and
                 Cap                   medium-size non-U.S. companies with
                                       capitalizations of less than $2 billion.

YSP              Wanger U.S. Smaller   Objective: long-term growth of capital.     Liberty Wanger Asset Management, L.P.
                 Companies             Invests primarily in stocks of small- and
                 (previously Wanger    medium-size U.S. companies with
                 U.S. Small Cap)       capitalizations of less than $2 billion.


FUND OBJECTIVES

A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.


The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Diversification: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.


RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS


This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, Fees and Charges."


RATES OF RETURN OF THE FUNDS: In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been significantly lower. Past performance does not guarantee future results.


AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING DEC. 31, 2001


                                                                                                                   10 YEARS OR SINCE
FUND                                                                      1 YEAR       3 YEARS        5 YEARS         COMMENCEMENT
IDS Life Series Fund, Inc. -
     Equity Portfolio (1/86)(1)                                           (31.49%)       (2.27%)         4.28%              9.63%
     Equity Income Portfolio (6/99)(1)                                      1.85            --             --              (0.04)
     Government Securities Portfolio (1/86)(1)                              6.11          5.26           6.54               6.47
     Income Portfolio (1/86)(1)                                             8.13          5.04           5.73               7.14
     International Equity Portfolio (10/94)(1)                            (27.90)        (9.14)         (0.65)              7.18
     Managed Portfolio (1/86)(1)                                          (19.30)        (4.68)          3.16               7.81
     Money Market Portfolio (1/86)(1) (1.85% Simple, 1.87% Compound)(2)     3.88          4.86           4.95               4.45
AXP(R) Variable Portfolio -
     Blue Chip Advantage Fund (9/99)(1)                                   (16.49)           --             --              (6.91)
     Bond Fund (10/81)(1)                                                   7.67          4.90           4.98               7.21
     Capital Resource Fund (10/81)(1)                                     (18.11)        (5.78)          5.20               6.81
     Cash Management Fund (10/81)(1)
     (1.64% Simple, 1.65% Compound)(2)                                      3.74          4.76           4.92               4.48
     Diversified Equity Income Fund (9/99)(1)                               2.14            --             --               2.64
     Emerging Markets Fund (5/00)(1)                                       (1.38)           --             --             (17.58)
     Extra Income Fund (5/96)(1)                                            4.93          0.36           1.84               2.63
     Federal Income Fund (9/99)(1)                                          6.29            --             --               6.61
     Global Bond Fund (5/96)(1)                                             1.34          0.01           2.33               3.44
     Growth Fund (9/99)(1)                                                (30.95)           --             --             (16.01)
     International Fund (1/92)(1)                                         (28.69)        (7.97)         (1.49)              3.81
     Managed Fund (4/86)(1)                                               (10.59)         0.10           6.78               8.74
     NEW DIMENSIONS FUND(R)(5/96)(1)                                      (16.71)        (0.01)          9.85              10.77
     S&P 500 Index Fund (5/00)(1)                                         (12.46)           --             --             (13.22)
     Small Cap Advantage Fund (9/99)(1)                                    (6.53)           --             --               4.39
     Strategy Aggressive Fund (1/92)(1)                                   (32.91)        (2.42)          1.44               6.65
AIM V.I.
     Capital Appreciation Fund, Series I (5/93)(1)                        (23.28)        (0.39)          6.00              11.75
     Capital Development Fund, Series I (5/98)(1)                          (8.08)         9.04            N/A               0.50
     Core Equity Fund, Series I (5/94)(1)                                 (22.83)        (3.98)          7.28              11.36
     (previously AIM V.I. Growth and Income Fund, Series I )

                                       22

                                                                                                                   10 YEARS OR SINCE
FUND                                                                      1 YEAR       3 YEARS        5 YEARS         COMMENCEMENT
American Century(R) Variable Portfolios, Inc.
     VP International (5/94)(1)                                           (29.17%)       (1.13%)         6.37%              6.84%
     VP Value (5/96)(1)                                                    12.82          9.74          11.80              12.61
Calvert Variable Series, Inc.
     Social Balanced Portfolio (9/86)(1)                                   (6.94)         0.39           7.15               8.79
Credit Suisse Trust
     Emerging Growth Portfolio (9/99)(1)                                  (16.41)          N/A            N/A               3.66
     Small Cap Growth Portfolio (6/95)(1)                                 (16.01)         5.16           5.49              10.03
     (previously Credit Suisse Warburg Pincus Trust
      - Small Company Growth Portfolio)
Fidelity VIP
     Growth & Income Portfolio (Service Class) (12/96)(1),(3)              (8.85)        (1.44)          9.99                N/A
     Mid Cap Portfolio (Service Class) (12/98)(1),(3)                      (3.36)        24.33            N/A                N/A
     Overseas Portfolio (Service Class) (1/87)(1),(3)                     (21.27)        (3.22)          2.64               5.85
FTVIPT
     Franklin Real Estate Fund - Class 2 (1/89)(1),(4)                      7.88          9.95           5.94              10.22
     Franklin Small Cap Value Securities Fund - Class 2 (5/98)(1),(4)      13.79         12.99            N/A               3.23
     (previously FTVIPT Franklin Value Securities Fund - Class 2)
     Templeton Foreign Securities Fund - Class 2 (5/92)(1),(5),(11)       (15.99)         0.35           4.63               9.64
     (previously FTVIPT Templeton International
      Securities Fund - Class 2)
     Templeton International Smaller
      Companies Fund - Class 2 (5/96)(1),(4)                               (2.64)         6.01           0.58               2.62
Goldman Sachs VIT
     CORE(SM) Small Cap Equity Fund (2/98)(1),(6)                           4.53          7.72            N/A               3.29
     CORE(SM) U.S. Equity Fund (2/98)(1),(6)                              (11.94)        (0.36)           N/A               3.31
     Mid Cap Value Fund (5/98)(1)                                           6.82         11.51            N/A               5.06
Janus Aspen Series
     Aggressive Growth Portfolio: Service Shares (9/93)(1),(7)            (39.59)        (2.75)          6.79              12.22
     Global Technology Portfolio: Service Shares (1/00)(1),(8)            (37.31)          N/A            N/A             (36.41)
     International Growth Portfolio: Service Shares (5/94)(1),(7)         (23.43)         4.85           9.78              13.47
Lazard Retirement Series
     International Equity Portfolio (9/98)(1)                             (24.06)        (5.89)           N/A              (1.97)
MFS(R)
     Investors Growth Stock Series - Service Class (5/99)(1),(9)          (24.83)          N/A            N/A              (0.50)
     New Discovery Series - Service Class (5/98)(1),(9)                    (5.25)        17.19            N/A              14.53
Putnam Variable Trust
     Putnam VT High Yield Fund - Class IB Shares (2/88)(1),(10)             3.65          0.11           1.51               7.50
     Putnam VT International New Opportunities
     Fund - Class IB Shares (1/97)(1),(10)                                (28.68)        (3.91)           N/A               0.42
     Putnam VT New Opportunities Fund - Class IA Shares (5/94)(1)         (29.99)        (4.31)          6.09              11.60
     Putnam VT Vista Fund - Class IB Shares (1/97)(1),(10)                (33.50)        (0.90)           N/A               7.44
Royce Capital Fund
     Micro-Cap Portfolio (12/96)(1)                                        29.71         25.37          19.98              19.96
Third Avenue
     Value Portfolio (9/99)(1)                                             13.68           N/A            N/A              27.27
Wanger
     International Small Cap (5/95)(1)                                    (21.27)         8.75           8.07              15.53
     U.S. Smaller Companies (5/95)(1)                                      11.39          8.56          12.47              18.27
     (previously Wanger U.S. Small Cap)



(1)  (Commencement date of the fund.)
(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.

(3) Initial offering of the Service Class of each fund took place on Nov. 3, 1997 (except VIP Mid Cap which took place on Dec. 28, 1998). Returns prior to Nov. 3, 1997 (or Dec. 28, 1998 for VIP Mid Cap) are those of the Initial Class; which has no 12b-1 fee. If Service Class's 12b-1 fee of 0.10% had been reflected, returns prior to Nov. 3, 1997 would have been lower.
(4) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense which also affects all future performance.
(5) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.
(6)  CORE(SM) is a servicemark of Goldman, Sachs & Co.
(7) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.
(8) The returns shown for service shares for periods prior to their inception (December 31, 1999) are derived from the historical performance of the Institutional Shares; adjusted to reflect the higher operating expenses of service shares. In recent years returns have sustained significant gains and losses due to market volatility in the technology sectors.
(9) Service Class shares commenced operations in May 2000. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the Class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.
(10) Performance information for Class IB shares for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option), adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%. Restated to reflect an increase in 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%.
(11) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into this fund as of April 30, 2002.

RATES OF RETURN OF SUBACCOUNTS


Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began investing in the funds. We also show performance from the commencement date of the funds as if the subaccounts invested in them at that time which, in some cases, they did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

Average annual rates of return in the following tables reflect all fund expenses and the mortality and expense risk charge. In the first table, the rates of return also reflect the 3.5% premium expense charge. In the second table the rates of return do not reflect the 3.5% premium expense charge. In both tables the rates of return do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been significantly lower.


AVERAGE ANNUAL TOTAL RETURN REFLECTING THE 3.5% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2001


                                                        PERFORMANCE SINCE                             PERFORMANCE SINCE
                                                 COMMENCEMENT OF THE SUBACCOUNT                   COMMENCEMENT OF THE FUND
                                                                             SINCE                                        SINCE
SUBACCOUNT    INVESTING IN                  1 YEAR   5 YEARS  10 YEARS   COMMENCEMENT      1 YEAR   5 YEARS  10 YEARS  COMMENCEMENT
              IDS Life Series Fund, Inc.-
Equity          Equity Portfolio
                (8/87; 1/86)(1)             (34.48%)    2.61%     8.26%          9.31%     (34.48%)    2.61%     8.26%        10.44%
Equity Income   Equity Income
                Portfolio (11/00; 6/99)(1)   (2.60)       --        --           0.21       (2.60)       --        --         (2.32)
Government      Government Securities
Securities      Portfolio (8/87; 1/86)(1)     1.46      4.83      5.14           6.53        1.46      4.83      5.14          5.82
Income          Income Portfolio
                (8/87; 1/86)(1)               3.41      4.03      5.81           6.83        3.41      4.03      5.81          6.12
International   International Equity
Equity          Portfolio (10/94;
                10/94)(1)                   (31.06)    (2.24)       --           5.69      (31.06)    (2.24)       --          5.69
Managed         Managed Portfolio
                (8/87; 1/86)(1)             (22.83)     1.51      6.46           8.49      (22.83)     1.51      6.46          9.13
Money Market    Money Market
                Portfolio (8/87;
                1/86)(1)                     (0.65)     3.27      3.16           4.06       (0.65)     3.27      3.16          4.11

              AXP(R) Variable
                Portfolio -
YBC             Blue Chip
                Advantage Fund
                (11/00; 9/99)(1)            (20.14)       --        --         (19.96)     (20.14)       --        --         (9.16)
YBD             Bond Fund (11/00;
                10/81)(1)                     2.95        --        --           4.92        2.95      3.31      6.02          9.10
YCR             Capital Resource
                Fund (11/00;
                10/81)(1)                   (21.69)       --        --         (21.07)     (21.69)     3.53      5.48         10.88
YCM             Cash Management
                Fund (11/00;
                10/81)(1)                    (0.79)       --        --          (0.14)      (0.79)     3.25      3.19          5.26
YDE             Diversified Equity
                Income Fund
                (11/00; 9/99)(1)             (2.32)       --        --           0.56       (2.32)       --        --          0.15
YEM             Emerging Markets
                Fund (11/00;
                5/00)(1)                     (5.72)       --        --          (9.04)      (5.72)       --        --        (20.05)
YEX             Extra Income Fund
                (11/00; 5/96)(1)              0.39        --        --          (1.94)       0.39      0.22        --          1.08
YFI             Federal Income
                Fund (11/00;
                9/99)(1)                      1.47        --        --           3.33        1.47        --        --          3.98
YGB             Global Bond Fund
                (11/00; 5/96)(1)             (3.21)       --        --           1.99       (3.21)     0.67        --          1.85
YGR             Growth Fund
                (11/00; 9/99)(1)            (33.97)       --        --         (36.40)     (33.97)       --        --        (18.05)
YIE             International Fund
                (11/00; 1/92)(1)            (31.80)       --        --         (29.35)     (31.80)    (3.07)       --          2.56
YMF             Managed Fund
                (11/00; 4/86)(1)            (14.50)       --        --         (12.36)     (14.50)     5.07      7.45          8.97
YND             NEW DIMENSIONS
                FUND(R)(11/00;
                5/96)(1)                    (20.35)       --        --         (19.27)     (20.35)     8.09        --          9.09
YIV             S&P 500 Index Fund
                (11/00; 5/00)(1)            (16.29)       --        --         (16.28)     (16.29)       --        --        (15.82)
YSM             Small Cap
                Advantage Fund
                (11/00; 9/99)(1)            (10.62)       --        --          (7.68)     (10.62)       --        --          1.85
YSA             Strategy
                Aggressive Fund
                (11/00; 1/92)(1)            (35.84)       --        --         (36.99)     (35.84)    (0.19)       --          5.34

              AIM V.I.
YCA             Capital
                Appreciation Fund,
                Series I (11/00;
                5/93)(1)                    (26.63)       --        --         (28.12)     (26.63)     4.31        --         10.29
YCD             Capital
                Development Fund,
                Series I (11/00;
                5/98)(1)                    (12.10)       --        --          (9.13)     (12.10)       --        --          3.12
YGI             Core Equity Fund,
                Series I (11/96;
                5/94)(1)                    (26.21)     5.56        --           5.48      (26.21)     5.56        --          9.85
                (previously AIM V.I. Growth
                and Income Fund, Series I)

                                       25

                                                       PERFORMANCE SINCE                            PERFORMANCE SINCE
                                                 COMMENCEMENT OF THE SUBACCOUNT                  COMMENCEMENT OF THE FUND
                                                                            SINCE                                          SINCE
SUBACCOUNT    INVESTING IN                  1 YEAR   5 YEARS 10 YEARS    COMMENCEMENT      1 YEAR   5 YEARS  10 YEARS  COMMENCEMENT
              American Century(R)
                Variable Portfolios, Inc.
YIR             VP International
                (11/00; 5/94)(1)            (32.27%)      --%      --%         (27.89%)    (32.27%)    3.00%       --%         4.21%
YVL             VP Value
                (11/00;5/96)(1)               7.89        --       --           14.13        7.89     10.02        --         10.92

              Calvert Variable Series, Inc.
YSB             Social Balanced
                Portfolio
                (11/00;9/86)(1)             (10.87)       --       --          (11.29)     (10.87)     5.45      7.43          8.09

              Credit Suisse Trust
YEG             Emerging Growth
                Portfolio
                (11/00;9/99)(1)             (20.06)       --       --          (18.26)     (20.06)       --        --          1.16
YSC             Small Cap Growth
                Portfolio
                (11/00;6/95)(1)             (19.68)       --       --          (18.61)     (19.68)     3.82        --          8.45
                (previously Credit Suisse
                Warburg Pincus Trust -
                Small Company Growth
                Portfolio)

              Fidelity VIP
YGC             Growth & Income
                Portfolio
                (Service Class)
                (11/00;12/96)(1),(2)        (12.83)       --       --          (11.72)     (12.83)     8.23        --          8.23
YMP             Mid Cap Portfolio
                (Service Class)
                (11/00;12/98)(1),(2)         (7.59)       --       --           (1.40)      (7.59)       --        --         22.99
YOS             Overseas Portfolio
                (Service Class)
                (11/00;1/87)(1),(2)         (24.71)       --       --          (23.62)     (24.71)     1.00      4.52          4.82

              FTVIPT
YRE             Franklin Real
                Estate Fund -
                Class 2
                (11/00;1/89)(1),(3)           3.17        --       --           10.13        3.17      4.25     10.06          8.94
YSV             Franklin Small Cap
                Value Securities
                Fund -
                Class 2
                (11/00;5/98)(1),(3)           8.82        --       --           15.03        8.82        --        --          1.31
                (previously FTVIPT
                Franklin Value
                Securities Fund -
                Class 2)
YIF             Templeton Foreign
                Securities Fund -
                Class 2
                (11/00;5/92)(1),(4),(10)     19.67        --       --          (14.60)     (19.67)     2.95        --          8.27
                (previously FTVIPT
                Templeton International
                Securities Fund - Class 2)
YIS             Templeton International
                Smaller
                Companies Fund -
                Class 2
                (11/00;5/96)(1),(3)          (6.89)       --       --           (4.56)      (6.89)    (1.01)       --          1.09

              Goldman Sachs VIT
YSE             CORE(SM) Small Cap
                Equity Fund
                (11/00;2/98)(1),(5)          (0.03)       --       --            2.70       (0.03)       --        --          1.40
YUE             CORE(SM) U.S.
                Equity Fund
                (11/00;2/98)(1),(5)         (15.79)       --       --          (16.02)     (15.79)       --        --          1.43
YMC             Mid Cap Value Fund
                (11/00; 5/98)(1)              7.17        --       --           16.70        7.17        --        --          4.45

              Janus Aspen Series
YAG             Aggressive Growth
                Portfolio:
                Service Shares
                (11/00;
                9/93)(1),(6)                (42.23)       --       --          (44.79)     (42.23)     5.10        --         10.75
YGT             Global Technology
                Portfolio:
                Service Shares
                (11/00;1/00)(1),(7)         (40.06)       --       --          (44.18)     (40.06)       --        --        (38.00)
YIG             International
                Growth Portfolio:
                Service Shares
                (11/00;5/94)(1),(6)         (26.78)       --       --          (26.74)     (26.78)     8.14        --         12.11

              Lazard Retirement Series
YIP             International
                Equity Portfolio
                (11/00;9/98)(1)             (27.38)       --       --          (23.39)     (27.38)       --        --         (3.87)

              MFS(R)
YGW             Investors Growth
                Stock Series -
                Service Class
                (11/00;5/99)(1),(8)         (28.12)       --       --          (27.40)     (28.12)       --        --         (2.73)
YDS             New Discovery
                Series -
                Service Class
                (11/00;5/98)(1),(8)          (9.39)       --       --           (9.02)      (9.39)       --        --         12.38

                                           26

                                                      PERFORMANCE SINCE                            PERFORMANCE SINCE
                                                COMMENCEMENT OF THE SUBACCOUNT                  COMMENCEMENT OF THE FUND
                                                                           SINCE                                          SINCE
SUBACCOUNT      INVESTING IN                1 YEAR   5 YEARS  10 YEARS   COMMENCEMENT      1 YEAR   5 YEARS  10 YEARS  COMMENCEMENT
              Putnam Variable Trust
YPH             Putnam VT High Yield -
                Class IB Shares
                (11/00;2/88)(1), (9)         (0.88%)      --%      --%          (2.32%)     (0.88%)   (0.11%)    5.91%         6.26%
YIO             Putnam VT International
                New Opportunities Fund -
                Class IB Shares
                (11/00;1/97)(1),(9)         (31.79)       --       --          (31.50)     (31.79)       --        --         (1.18)
YNO             Putnam VT New Opportunities
                Fund - Class IA Shares
                (11/96; 5/94)(1)            (33.05)     4.39       --            3.83      (33.05)     4.39                   10.10
YVS             Putnam VT Vista Fund -
                Class IB Shares
                (11/00;1/97)(1),(9)         (36.41)       --       --          (35.62)     (36.41)       --        --          5.77

              Royce Capital Fund
YMI             Micro-Cap Portfolio
                (11/00; 12/96)(1)            24.05        --       --           26.85       24.05     18.04        --         18.04

              Third Avenue
YVA             Value Portfolio
                (11/00; 9/99)(1)              8.72        --       --           16.40        8.72        --        --         24.17

              Wanger
YIC             International Small Cap
                (11/00; 5/95)(1)            (24.60)       --       --          (27.84)     (24.60)     6.36        --         13.91
YSP             U.S. Smaller Companies
                (11/00; 5/95)(1)              6.52        --       --           11.52        6.52     10.64        --         16.58
                (previously Wanger U.S.
                 Small Cap)



(1)  (Commencement date of the subaccount; Commencement date of the fund.)
(2) Initial offering of the Service Class of each fund took place on Nov. 3, 1997 (except VIP Mid Cap which took place on Dec. 28, 1998). Returns prior to Nov. 3, 1997 (or Dec. 28, 1998 for VIP Mid Cap) are those of the Initial Class; which has no 12b-1 fee. If Service Class's 12b-1 fee of 0.10% had been reflected, returns prior to Nov. 3, 1997 would have been lower.
(3) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.
(4) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to the May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.
(5)  CORE(SM) is a servicemark of Goldman, Sachs & Co.
(6) The returns shown for Service Shares for periods prior to their inception (December 31, 1999) are derived from the historical performance of the Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares. In recent years returns have sustained significant gains and losses due to market volatility in the technology sectors.
(7) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.
(8) Service Class shares commenced operations in May 2000. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.
(9) Performance information for Class IB shares for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and April 30, 1998 for Putnam VT High Yield Fund Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option), adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%. Restated to reflect an increase in 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%.
(10) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into this fund as of April 30, 2002.

                                                       PERFORMANCE SINCE                             PERFORMANCE SINCE
                                                 COMMENCEMENT OF THE SUBACCOUNT                  COMMENCEMENT OF THE FUND
                                                                           SINCE                                          SINCE
SUBACCOUNT    INVESTING IN                  1 YEAR   5 YEARS  10 YEARS   COMMENCEMENT      1 YEAR   5 YEARS  10 YEARS  COMMENCEMENT
              IDS Life Series Fund,
              Inc. -
Equity          Equity Portfolio
                (8/87; 1/86)(1)             (32.11%)    3.35%    8.65%           9.58%     (32.11%)    3.35%     8.65%        10.68%
Equity          Equity Income Portfolio
Income          (11/00; 6/99)(1)              0.93        --       --            3.41        0.93        --        --         (0.94)
Government      Government Securities
Securities      Portfolio (8/87; 1/86)(1)     5.14      5.58     5.51            6.80        5.14      5.58      5.51          6.06
Income          Income Portfolio
                (8/87; 1/86)(1)               7.16      4.77     6.18            7.10        7.16      4.77      6.18          6.36
International   International Equity
Equity          Portfolio
                (10/94;10/94)(1)            (28.56)    (1.54)      --            6.22      (28.56)    (1.54)       --          6.22
Managed         Managed Portfolio
                (8/87; 1/86)(1)             (20.03)     2.24     6.84            8.76      (20.03)     2.24      6.84          9.37
Money           Money Market Portfolio
Market          (8/87; 1/86)(1)               2.95      4.01     3.53            4.31        2.95      4.01      3.53          4.35

              AXP(R) Variable Portfolio -
YBC             Blue Chip Advantage
                Fund (11/00; 9/99)(1)       (17.24)       --       --          (17.40)     (17.24)       --        --         (7.74)
YBD             Bond Fund
                (11/00; 10/81)(1)             6.68        --       --            8.28        6.68      4.05      6.39          9.30
YCR             Capital Resource Fund
                (11/00; 10/81)(1)           (18.85)       --       --          (18.55)     (18.85)     4.27      5.86         11.08
YCM             Cash Management Fund
                (11/00; 10/81)(1)             2.81        --       --            3.06        2.81      3.99      3.56          5.45
YDE             Diversified Equity Income
                Fund (11/00; 9/99)(1)         1.22        --       --            3.78        1.22        --        --          1.72
YEM             Emerging Markets Fund
                (11/00; 5/00)(1)             (2.30)       --       --           (6.13)      (2.30)       --        --        (18.32)
YEX             Extra Income Fund
                (11/00; 5/96)(1)              4.03        --       --            1.19        4.03      0.94        --          1.72
YFI             Federal Income Fund
                (11/00; 9/99)(1)              5.15        --       --            6.64        5.15        --        --          5.61
YGB             Global Bond Fund
                (11/00; 5/96)(1)              0.30        --       --            5.25        0.30      1.39        --          2.49
YGR             Growth Fund
                (11/00; 9/99)(1)            (31.57)       --       --          (34.37)     (31.57)       --        --       (16.76)
YIE             International Fund
                (11/00; 1/92)(1)            (29.33)       --       --          (27.09)     (29.33)    (2.37)       --          2.93
YMF             Managed Fund
                (11/00; 4/86)(1)            (11.40)       --       --           (9.56)     (11.40)     5.82      7.84          9.22
YND             NEW DIMENSIONS FUND(R)
                (11/00; 5/96)(1)            (17.47)       --       --          (16.68)     (17.47)     8.86        --          9.78
YIV             S&P 500 Index Fund
                (11/00; 5/00)(1)            (13.25)       --       --          (13.60)     (13.25)       --        --        (14.00)
YSM             Small Cap Advantage
                Fund (11/00; 9/99)(1)        (7.38)       --       --           (4.73)      (7.38)       --        --          3.45
YSA             Strategy Aggressive Fund
                (11/00; 1/92)(1)            (33.51)       --       --          (34.97)     (33.51)     0.53        --          5.72

              AIM V.I.
YCA             Capital Appreciation
                Fund, Series I
                (11/00; 5/93)(1)            (23.97)       --       --          (25.82)     (23.97)     5.06        --         10.75
YCD             Capital Development
                Fund, Series I
                (11/00; 5/98)(1)             (8.91)       --       --           (6.22)      (8.91)       --        --          4.13
YGI             Core Equity Fund,
                Series I
                (11/96; 5/94)(1)            (23.53)     6.32       --            6.22      (23.53)     6.32        --         10.36
                (previously AIM V.I. Growth
                 and Income Fund, Series I)

              American Century(R) Variable
              Portfolios Inc.,
YIR             VP International
                (11/00; 5/94)(1)            (29.81)       --       --          (25.59)     (29.81)     3.74        --          4.70
YVL             VP Value
                (11/00; 5/96)(1)             11.81        --       --           17.78       11.81     10.81        --         11.62

              Calvert Variable Series, Inc.
YSB             Social Balanced
                Portfolio (11/00; 9/86)(1)   (7.64)       --       --           (8.46)      (7.46)     6.20      7.82          8.35

              Credit Suisse Trust
YEG             Emerging Growth
                Portfolio (11/00; 9/99)(1)  (17.16)       --       --          (15.64)     (17.16)       --        --          2.74
YSC             Small Cap Growth
                Portfolio (11/00; 6/95)(1)  (16.77)       --       --          (16.01)     (16.77)     4.56        --          9.04
                (previously Credit Suisse
                Warburg Pincus Trust -
                Small Company Growth
                Portfolio)

                                       28

                                                          PERFORMANCE SINCE                          PERFORMANCE SINCE
                                                 COMMENCEMENT OF THE SUBACCOUNT                  COMMENCEMENT OF THE FUND
                                                                            SINCE                                         SINCE
SUBACCOUNT    INVESTING IN                  1 YEAR   5 YEARS  10 YEARS   COMMENCEMENT      1 YEAR   5 YEARS  10 YEARS  COMMENCEMENT
              Fidelity VIP
YGC             Growth & Income Portfolio
                (Service Class)
                (11/00; 12/96)(1),(2)        (9.67%)      --%      --%          (8.90%)     (9.67%)    9.01%       --%         9.01%
YMP             Mid Cap Portfolio
                (Service Class)
                (11/00; 12/98)(1),(2)        (4.23)       --       --            1.76       (4.23)       --        --         24.46
YOS             Overseas Portfolio
                (Service Class)
                (11/00; 1/87)(1),(2)        (21.98)       --       --          (21.17)     (21.98)     1.73      4.90          5.07
              FTVIPT
YRE             Franklin Real Estate Fund -
                Class 2 (11/00; 1/89)(1),(3)  6.91        --       --           13.65        6.91      4.99     10.45          9.24
YSV             Franklin Small Cap Value
                Securities Fund - Class 2
                (11/00; 5/98)(1),(3)         12.77        --       --           18.71       12.77        --        --          2.30
                (previously FTVIPT Franklin
                Value Securities Fund -
                Class 2)
YIF             Templeton Foreign
                Securities Fund - Class 2
                (11/00; 5/92)(1),(4),(10)   (16.75)       --       --          (11.87)     (16.75)     3.69        --          8.66
                previously FTVIPT Templeton
                International Securities
                Fund - Class 2)
YIS             Templeton International
                Smaller Companies Fund -
                Class 2 (11/00; 5/96)(1),(3) (3.51)       --       --           (1.50)      (3.51)    (0.30)       --          1.72
              Goldman Sachs VIT
YSE             CORE(SM) Small Cap Equity
                Fund (11/00; 2/98)(1),(5)     3.59        --       --            5.99        3.59        --        --          2.34
YUE             CORE(SM) U.S. Equity Fund
                (11/00; 2/98)(1),(5)        (12.73)       --       --          (13.33)     (12.73)       --        --          2.37
YMC             Mid Cap Value Fund
                (11/00; 5/98(1)              11.06        --       --           20.43       11.06        --        --          5.46
              Janus Aspen Series
YAG             Aggressive Growth
                Portfolio: Service Shares
                (11/00; 9/93)(1),(6)        (40.13)       --       --          (43.02)     (40.13)     5.85        --         11.23
YGT             Global Technology
                Portfolio: Service Shares
                (11/00; 1/00)(1),(7)        (37.88)       --       --          (42.39)     (37.88)       --        --        (36.86)
YIG             International Growth
                Portfolio: Service Shares
                (11/00; 5/94)(1),(6)        (24.12)       --       --          (24.39)     (24.12)     8.91        --         12.63
              Lazard Retirement Series
YIP             International Equity
                Portfolio (11/00; 9/98)(1)  (24.75)       --       --          (20.94)     (24.75)       --        --         (2.84)

              MFS(R)
YGW             Investors Growth Stock
                Series - Service Class
                (11/00; 5/99)(1),(8)        (25.51)       --       --          (25.08)     (25.51)       --        --         (1.42)
YDS             New Discovery Series -
                Service Class
                (11/00; 5/98)(1),(8)         (6.11)       --       --           (6.11)      (6.11)       --        --         13.47
              Putnam Variable Trust
YPH             Putnam VT High Yield -
                Class IB Shares
                (11/00; 2/88)(1),(9)          2.71        --       --            0.81        2.71      0.60      6.28          6.53
YIO             Putnam VT International
                New Opportunities
                Fund - Class IB Shares
                (11/00; 1/97)(1),(9)        (29.32)       --       --          (29.31)     (29.32)       --        --         (0.48)
YNO             Putnam VT New
                Opportunities Fund -
                Class IA Shares
                (11/96; 5/94)(1)            (30.62)     5.14       --            4.55      (30.62)     5.14        --         10.61
YVS             Putnam VT Vista Fund -
                Class IB Shares
                (11/00; 1/97)(1),(9)        (34.10)       --       --          (33.56)     (34.10)       --        --          6.52

                                       29

                                                       PERFORMANCE SINCE                              PERFORMANCE SINCE
                                                 COMMENCEMENT OF THE SUBACCOUNT                   COMMENCEMENT OF THE FUND
                                                                           SINCE                                          SINCE
SUBACCOUNT      INVESTING IN                1 YEAR   5 YEARS  10 YEARS   COMMENCEMENT      1 YEAR   5 YEARS  10 YEARS  COMMENCEMENT
YMI             Royce Capital Fund
                  Micro-Cap Portfolio
                  (11/00; 12/96)(1)          28.54%       --%      --%          30.90%      28.54%    18.88%       --         18.89%
                Third Avenue
YVA               Value Portfolio
                  (11/00; 9/99)(1)           12.66        --       --           20.12       12.66        --        --         26.13
                Wanger
YIC               International Small Cap
                  (11/00; 5/95)(1)          (21.87)       --       --          (25.54)     (21.87)     7.12        --         14.52
YSP               U.S. Smaller Companies
                  (11/00; 5/95)(1)           10.38        --       --           15.09       10.38     11.43        --         17.20
                  (previously Wanger U.S.
                  Small Cap)



(1)  (Commencement date of the subaccount; Commencement date of the fund.)
(2) Initial offering of the Service Class of each fund took place on Nov. 3, 1997 (except VIP Mid Cap which took place on Dec. 28, 1998). Returns prior to Nov. 3, 1997 (or Dec. 28, 1998 for VIP Mid Cap) are those of the Initial Class; which has no 12b-1 fee. If Service Class's 12b-1 fee of 0.10% had been reflected, returns prior to Nov. 3, 1997 would have been lower.
(3) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.
(4) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to the May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.
(5)  CORE(SM) is a servicemark of Goldman, Sachs & Co.
(6) The returns shown for Service Shares for periods prior to their inception (December 31, 1999) are derived from the historical performance of the Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares. In recent years returns have sustained significant gains and losses due to market volatility in the technology sectors.
(7) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.
(8) Service Class shares commenced operations in May 2000. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.
(9) Performance information for Class IB shares for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option), adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%. Restated to reflect an increase in 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%.
(10) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into this fund as of April 30, 2002.

THE FIXED ACCOUNT

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts").


The fixed account is the general investment account of IDS Life of New York. It includes all assets owned by IDS Life of New York other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life of New York has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life of New York guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.0%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on the continued claims-paying ability of IDS Life of New York. IDS Life of New York bears the full investment risk for amounts allocated to the fixed account. IDS Life of New York is not obligated to credit interest at any rate higher than 4.0%, although we may do so at our sole discretion. Rates higher than 4.0% may change from time to time, at the discretion of IDS Life of New York, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing IDS Life of New York policies, product design, competition and IDS Life of New York's revenues and expenses.


We will not credit interest in excess of 4.0% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE

The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account.

On any later date, the value in the fixed account equals:
-  the value on the previous monthly date; plus
-  net premiums allocated to the fixed account since the last monthly date; plus
- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus
-  accrued interest on all of the above; minus
- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus
- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus
- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus
- any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES

The value in each subaccount changes daily, depending on the investment performance of the fund in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You, as owner, bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value of each subaccount on the policy date equals:
-  the portion of your initial net premium allocated to the subaccount; plus
-  interest accrued before the policy date; minus
- the portion of the monthly deduction for the first policy month allocated to that subaccount.

The value of each subaccount on each valuation date equals:
- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus
- net premiums received and allocated to the subaccount during the current valuation period; plus
- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus
- any transfers from the subaccount including loan transfers during the current valuation period; minus
- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus
- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

ACCUMULATION UNITS: We convert the policy value to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund and on certain charges. Here's how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current value for each subaccount equals the last value times the current net investment factor.

NET INVESTMENT FACTOR: Determined at the end of each valuation period, this factor equals: (a DIVIDED BY b) - c, where:

(a) equals:
    -  net asset value per share of the fund; plus
    - per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus
    - any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:
    - net asset value per share of the fund at the end of the preceding valuation period; plus
    - any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, Fees and Charges," above.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:
-  additional purchase payments allocated to the subaccounts;
-  transfers into or out of the subaccount(s);
-  partial surrenders and partial surrender fees;
-  surrender charges; and/or
-  monthly deductions.

Accumulation unit values will fluctuate due to:
-  changes in underlying funds(s) net asset value;
-  dividends distributed to the subaccount(s);
-  capital gains or losses of underlying funds;
-  fund operating expenses; and/or
-  mortality and expense risk charges.

PROCEEDS PAYABLE UPON DEATH

We will pay a benefit to the beneficiary of the policy when the insured dies.

If that death is prior to the insured's attained insurance age 100, the amount payable is based on the specified amount and death benefit option (described below) that you have selected, less any indebtedness.

On the insured's attained insurance age 100, which is the maturity date, the amount payable is the cash surrender value.

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:
-  the specified amount on the date of the insured's death; or
- the applicable percentage of the policy value on the date of the insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

APPLICABLE PERCENTAGE TABLE

INSURED'S ATTAINED     APPLICABLE PERCENTAGE       INSURED'S ATTAINED      APPLICABLE PERCENTAGE
INSURANCE AGE             OF POLICY VALUE             INSURANCE AGE           OF POLICY VALUE
40 or younger                  250%                       61                       128%
41                             243                        62                       126
42                             236                        63                       124
43                             229                        64                       122
44                             222                        65                       120
45                             215                        66                       119
46                             209                        67                       118
47                             203                        68                       117
48                             197                        69                       116
49                             191                        70                       115
50                             185                        71                       113
51                             178                        72                       111
52                             171                        73                       109
53                             164                        74                       107
54                             157                     75-95                       105
55                             150                        96                       104
56                             146                        97                       103
57                             142                        98                       102
58                             138                        99                       101
59                             134                       100                       100
60                             130

The percentage is designed to ensure that the policy meets the provisions of federal tax law which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:
-  the policy value plus the specified amount; or
- the applicable percentage of policy value (from the preceding table) on the date of the insureds death, if that death occurs on a valuation date, or on the next valuation date following the date of death.

EXAMPLES:                                             OPTION 1         OPTION 2
Specified amount                                      $100,000         $100,000
Policy value                                          $  5,000         $  5,000
Death benefit                                         $100,000         $105,000
Policy value increases to                             $  8,000         $  8,000
Death benefit                                         $100,000         $108,000
Policy value decreases to                             $  3,000         $  3,000
Death benefit                                         $100,000         $103,000


If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life of New York's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.


CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:
- Monthly deduction because the cost of insurance depends upon the specified amount.
-  Minimum monthly premium.
-  Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time. Changes in specified amount may have tax implications, discussed in the section "Modified Endowment Contracts" under "Federal Taxes."


INCREASES: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured's attained insurance age 85. IDS Life will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.


An increase in the specified amount will have the following effect on policy costs:
- Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.
-  Charges for certain optional insurance benefits may increase.
-  The minimum monthly premium will increase if the NLG is in effect.
-  The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the NLG in effect.

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in specified amount will affect your costs as follows:
- Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.
-  Charges for certain optional insurance benefits may decrease.
-  The minimum monthly premium will decrease if the NLG is in effect.
-  The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:
-  First from the portion due to the most recent increase;
-  Next from portions due to the next most recent increases successively; and
-  Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:
-  the policy value on the date of death; plus
- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
-  the amount of any outstanding indebtedness on the date of death.

SUICIDE


Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders. If the insured commits suicide while sane or insane within two years from the effective date of an increase in specified amount, the amount payable for the additional specified amount will be limited to the monthly deductions for the additional specified amount.


BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life of New York, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which your request is received. Currently, there is no charge for transfers. Before transferring policy value, you should consider the risks involved in changing investments.


This policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of any fund underlying the policy. These and similar activities may adversely affect a fund's ability to invest effectively in accordance with its investment objectives and policies, may increase expenses and may harm other policy owners who allocated premium payments to the fund regardless of their transfer activity. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not own this policy.

We monitor the frequency of transfers, including the size of transfers in relation to fund assets in each underlying fund, and we take appropriate action as necessary. In order to prevent market timing activities that may harm or disadvantage other policy owners, we may apply modifications or restrictions in any reasonable manner to prevent transfers we believe will disadvantage other policy owners. We may suspend transfer privileges at any time. We may also reject or restrict any specific payment or transfer request and impose specific limitations with respect to market timers, including restricting transfers by market timers to certain underlying funds. We may also apply other restrictions or modifications that could include, but not be limited to:

-  not accepting telephone or electronic transfer requests;
-  requiring a minimum time period between each transfer;
- not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one policy owner; or
-  limiting the dollar amount that a policy owner may transfer at any one time.

We agree to provide notice of our intent to restrict transfer privileges to policy owners who have engaged in disruptive activity.

In addition, some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgement of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, we may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, we reserve the right to impose, without prior notice, restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

FIXED ACCOUNT TRANSFER POLICIES


- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.
- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.
- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.
- We will not accept requests for transfers from the fixed account at any other time.
- If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:
- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.
-  For automated transfers -- $50.

From the fixed account to a subaccount:

- For mail and phone transfers -- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

-  For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:
-  None.

From the fixed account to a subaccount:
-  Entire fixed account balance minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR

Twelve automated transfers per policy year are allowed. In addition, you may make transfers by mail or by telephone, however, we reserve the right to limit transfers by mail or telephone to five per policy year. If, in the alternative, we allow more than five transfers by mail or telephone, we reserve the right to assess a fee for each subsequent transfer made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.

1 BY LETTER:

Regular mail:

IDS LIFE INSURANCE COMPANY OF NEW YORK
P.O. BOX 5144
ALBANY, NY 12205

Express mail:

IDS LIFE INSURANCE COMPANY OF NEW YORK
20 MADISON AVE. EXTENSION
ALBANY, NY 12203

2 BY PHONE:

Call between 8 a.m. and 6 p.m. (Monday-Thursday); 8 a.m. and 4:30 p.m. (Friday) All Eastern Times:
(800) 541-2251 (toll free) or
(518) 869-8613 (Albany area)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.
- We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither IDS Life of New York nor its affiliates will be liable for any loss resulting from fraudulent requests.
- We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write to IDS Life of New York and tell us.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.


AUTOMATED TRANSFER POLICIES

- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.
- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.
- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.
- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

-  Minimum automated transfer: $50

- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.
- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

HOW DOLLAR-COST AVERAGING WORKS


                                                                                                            NUMBER
                                                            AMOUNT               ACCUMULATION              OF UNITS
                                            MONTH          INVESTED               UNIT VALUE               PURCHASED
By investing an equal number of
dollars each month                           Jan             $100                    $20                       5.00
                                             Feb              100                     16                       6.25
You automatically buy more units when        Mar              100                      9                      11.11
the per unit market price is low - >         Apr              100                      5                      20.00
                                             May              100                      7                      14.29
                                             June             100                     10                      10.00
and fewer units when the per unit            July             100                     15                       6.67
market price is high             - >         Aug              100                     20                       5.00
                                             Sept             100                     17                       5.88
                                             Oct              100                     12                       8.33


You have paid an average price of only $10.81 per unit over the ten months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Twelve automated transfers per year are allowed. In addition, we reserve the right to limit mail and telephone transfers to five per policy year. However, we also reserve the right to charge a fee for more than five transfers per year by phone or mail.


ASSET REBALANCING

Subject to availability, you can ask us in writing to have the variable subaccount portion of your policy value allocated according to the percentages (in whole percentage amounts) that you choose. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The policy value must be at least $2,000 at the time of rebalance. Rebalancing is accomplished by transferring policy value between subaccounts.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.

POLICY LOANS


You may borrow against your policy by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts" for address and telephone numbers for your requests.) We will process your loan request at the end of the valuation period during which we receive your request. (Loans by telephone are limited to $50,000.) Loan repayments will be mailed to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will also charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.


INTEREST RATE: The interest rate for policy loans is 6% per year. After the 10th anniversary we expect to reduce the loan interest to 4% per year. Interest is charged daily and due at the end of the policy year.

MINIMUM LOAN:

-  $200

MAXIMUM LOAN:

-  90% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

PAYMENT OF LOANED FUNDS: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of Policy Proceeds").

ALLOCATION OF LOANS TO ACCOUNTS: If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. We will credit the loaned amount with 4.0% annual interest.

REPAYMENTS: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

OVERDUE INTEREST: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take the interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the allocated interest, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

EFFECTS OF POLICY LOANS: If you do not repay your loan, it will reduce the death benefit and cash surrender value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money you borrow against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate the no lapse guarantee. We deduct the loan amount from the total premiums you pay, which may reduce the total below the level required to keep the NLG in effect.

TAXES: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess (see "Federal Taxes").

POLICY SURRENDERS


You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts.") We will process your surrender request at the end of the valuation period during which we receive your request. We may require you to return your policy. Surrender payments will be mailed to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.


We normally will process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of Policy Proceeds.")

TOTAL SURRENDERS

If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS

After the first policy year, you may surrender any amount from $500 up to 90% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) We will charge you a partial surrender fee, described under "Loads, Fees and Charges."

ALLOCATION OF PARTIAL SURRENDERS

Unless you specify otherwise, IDS Life of New York will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECT OF PARTIAL SURRENDERS

- A partial surrender will reduce the policy value by the amount of the partial surrender and fee.
- A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.
- A partial surrender may terminate the no lapse guarantee. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the no lapse guarantee in effect.
- If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. IDS Life of New York will deduct this decrease from the current specified amount in this order:
   1. first from the specified amount provided by the most recent increase;
   2. next from the next most recent increases successively; and
   3. then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life of New York will not allow a partial surrender if it would reduce the specified amount below the required minimum (see "Decreases" under "Proceeds Payable Upon Death").

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES

Upon surrender, you generally will be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal Taxes.")

EXCHANGE RIGHT

For two years after we issue the policy, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.


There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the options available for allocating your policy value will be affected.


We will not require evidence of insurability. We will require that:
1. this policy is in force; and
2. your request is in writing; and
3. you repay any existing indebtedness.

The new policy will have the same initial death benefit, policy date and issue age as this policy. The premium for the new policy will be based on our rates in effect on its policy date for the same class of risk as under this policy.

We will inform you of the premium for the new policy and any extra sum required or allowance to be made for a cash surrender value adjustment that takes appropriate account of the values under both this policy and the new policy. If the cash surrender value of this policy exceeds the cash surrender value of the new policy, the excess will be sent to you. If the cash surrender value of this policy is less than the cash surrender value of the new policy, you will be required to send us the shortage amount for this exchange to be completed.

PAID-UP INSURANCE OPTION
You may request that we use the cash surrender value of the policy be used to purchase an amount of paid-up insurance. You may make your request in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

OPTIONAL INSURANCE BENEFITS

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

ACCIDENTAL DEATH BENEFIT (ADB)

ADB provides an additional death benefit if the insured's death is caused by accidental injury.

AUTOMATIC INCREASE BENEFIT RIDER (AIB)

AIB provides an increase in the specified amount at a designated percentage on each policy anniversary until insured's attained age 65.

CHILDREN'S INSURANCE RIDER (CIR)

CIR provides level term coverage on each eligible child.

OTHER INSURED RIDER (OIR)

OIR provides a level, adjustable death benefit on the life of each other insured covered.

WAIVER OF MONTHLY DEDUCTION (WMD)

Under WMD, we will waive the monthly deduction if the insured becomes totally disabled.

PAYMENT OF POLICY PROCEEDS

We will pay policy proceeds when:
-  you surrender the policy;
-  the insured dies; or
- the policy maturity date is reached, which occurs when the insured reaches attained insurance age 100.


We will pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death proceeds and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate then in effect on death proceeds from the date of the insured's death to the settlement date (the date on which we pay the proceeds in a lump sum or first place them under a payment option).


PAYMENT OPTIONS: During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary also may select a payment option, unless you say that he or she cannot). You decide how much of the proceeds to place under each option (minimum: $5,000). We will transfer any such amount to IDS Life of New York's general account. Unless we agree otherwise, we must make payments under all options to a natural person.

You also may make a written request to us to change a prior choice of payment option or, if we agree, to elect a payment option other than the three below.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of Policy Proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of Policy Proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of Policy Proceeds." All payments we make after the investment in the policy is fully recovered will be subject to tax. Amounts we pay under Option B or Option C that are subject to tax also may be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal Taxes.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and therefore are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy which is not subject to tax. The beneficiary's investment in the policy is the death benefit proceeds we apply to the payment option. All payments we make after the investment in the policy is fully recovered will be subject to tax.

OPTION A: Interest payments: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

OPTION B: Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

          PAYMENT PERIOD                          MONTHLY PAYMENT PER $1,000
             (YEARS)                                 PLACED UNDER OPTION B
             10                                           $9.61
             15                                            6.87
             20                                            5.51
             25                                            4.71
             30                                            4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

OPTION C: LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's last birthday) minus an adjustment as follows:

CALENDAR YEAR                               CALENDAR YEAR
OF PAYEE'S BIRTH        ADJUSTMENT         OF PAYEE'S BIRTH        ADJUSTMENT
Before 1920                 0                 1945-1949                   6
1920-1924                   1                 1950-1959                   7
1925-1929                   2                 1960-1969                   8
1930-1934                   3                 1970-1979                   9
1935-1939                   4                 1980-1989                  10
1940-1944                   5                 After 1989                 11

The amount of each monthly payment per $1,000 placed under this option will be at least the amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

                                  LIFE INCOME PER $1,000 WITH PAYMENTS GUARANTEED FOR
                     --------------------------------------------------------------------------------
                             10 YEARS                  15 YEARS                    20 YEARS
ADJUSTED AGE PAYEE      MALE        FEMALE         MALE        FEMALE         MALE         FEMALE
50                      $ 4.22       $ 3.89        $ 4.17       $ 3.86        $ 4.08        $ 3.82
55                        4.62         4.22          4.53         4.18          4.39          4.11
60                        5.14         4.66          4.96         4.57          5.71          4.44
65                        5.81         5.22          5.46         5.05          5.02          4.79
70                        6.61         5.96          5.96         5.60          5.27          5.12
75                        7.49         6.89          6.38         6.14          5.42          5.35

DEFERRAL OF PAYMENTS: We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);
-  the NYSE is closed (other than customary weekend and holiday closings);
- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

FEDERAL TAXES


The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life of New York's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service
(IRS) currently interprets them; both the laws and their interpretation may change.


As with any financial product purchased, the decision as to who the owner and the beneficiary will be should be made by the client after consultation with his or her tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the client's ownership rights to the policy.


The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life of New York reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE OF NEW YORK'S TAX STATUS

IDS Life of New York is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life of New York, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life of New York, and therefore no charge is made against the subaccounts for federal income taxes. IDS Life of New York reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life of New York's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on or after the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.


SOURCE OF PROCEEDS                                TAXABLE PORTION OF PRE-DEATH PROCEEDS
------------------                                -------------------------------------
Full surrender:                                   Amount received plus any indebtedness, minus your investment in the policy.*

Lapse:                                            Any outstanding indebtedness minus your investment in the policy.*

Partial surrenders (modified endowments):         Lesser of: The amount received or policy value minus your investment in the policy.*

Policy loans and assignments (modified            Lesser of: The amount of the loan/assignment or policy value minus your investment
endowments):                                      in the policy.*

Partial surrenders (not modified                  Generally, if the amount received is greater than your investment in the policy,*
endowments):                                      the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

Policy loans and assignments (not modified
endowments):                                      None.**

Payment options:                                  If proceeds of the policy will be paid under one of the payment options, see the
                                                  "Payment option" section for tax information.



 * The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

** See "Lapse" under "Source of proceeds" above for explanation of tax treatment.


MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:
-  you apply for it or materially change it on or after June 21, 1988 and
- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

INCREASES IN BENEFITS: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds Payable upon Death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.


REDUCTIONS IN BENEFITS: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment with applicable tax implications even if you do not pay any further premiums.


DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment because the IRS presumes that you took a distribution in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:
-  the distribution occurs after the owner attains age 59 1/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7) or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

INTEREST PAID ON POLICY LOANS: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.


OTHER TAXES: Federal estate tax, state and local estate tax or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances.


TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE v. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

IDS LIFE OF NEW YORK

IDS Life of New York is a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Avenue Extension, Albany, NY 12203.

IDS Life of New York is licensed in New York and North Dakota, and it conducts a conventional life insurance business in the state of New York. All annuity contracts and insurance policies issued by IDS Life of New York, including the policy described in this prospectus, are non-participating.

OWNERSHIP

IDS Life of New York, a New York corporation, is a wholly-owned subsidiary of IDS Life, a Minnesota corporation, which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware corporation, is a wholly owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the American Express(R) Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $219 billion.


STATE REGULATION


IDS Life of New York is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. IDS Life of New York files an annual statement in a prescribed form with New York's Department of Insurance. IDS Life of New York's books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of its operations is conducted periodically.


DISTRIBUTION OF THE POLICY

American Express Financial Advisors, Inc. (AEFA), a registered broker/dealer under the Securities and Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc., serves as the principal underwriter for the Life insurance policy. AEFA is an affiliate of IDS Life of New York, the sole distributor of the policy.

IDS Life of New York pays its representatives a commission of up to 81% of the initial target premium (annualized), plus up to 3% of all premiums in excess of the target premium. Each year IDS Life of New York pays a service fee of up to ..125% of the policy value, net of indebtedness. IDS Life of New York pays additional commissions if an increase in coverage occurs. IDS Life of New York also pays additional commissions if an increase in insurance coverage occurs.

LEGAL PROCEEDINGS

A number of lawsuits involving insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts have been filed against life and health insurers in jurisdictions in which IDS Life of New York and its affiliates do business. IDS Life of New York and its affiliates, like other life and health insurers, are involved in such litigation. IDS Life was a named defendant in three class action lawsuits of this nature. IDS Life of New York is a named defendant in one of the suits, RICHARD W. AND ELIZABETH J. THORESEN v. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK which was commenced in Minnesota state court on October 13, 1998. These class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts.

In January 2000, AEFC and its subsidiaries reached an agreement in principle to settle the three class action lawsuits, including the one described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August 2000, an action entitled LESA BENACQUISTO, DANIEL BENACQUISTO, RICHARD THORESEN, ELIZABETH THORESEN, ARNOLD MORK, ISABELLA MORK, RONALD MELCHERT AND SUSAN MELCHERT V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN EXPRESS FINANCIAL ADVISORS, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In May 2001, the United States District Court for the District of Minnesota and the District Court, Fourth Judicial District for the State of Minnesota, Hennepin County entered orders approving the settlement as tentatively reached in January 2000. Appeals were filed in both federal and state court but subsequently dismissed by the parties filing the appeals. The orders approving the settlement were final as of September 24, 2001. Implementation of the settlement commenced October 15, 2001.

Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims. Most of their claims have been settled.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, IDS Life of New York does not consider any lawsuits in which it is named as a defendant to be material.

EXPERTS

Ernst & Young LLP, independent auditors, have audited the financial statements of IDS Life Insurance Company of New York at Dec. 31, 2001 and 2000, and for each of the three years in the period ended Dec. 31, 2001, and the individual financial statements of the segregated asset subaccounts of the IDS Life of New York Account 8 - IDS Life of New York Variable Universal Life III at Dec. 31, 2001, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

MANAGEMENT OF IDS LIFE OF NEW YORK

DIRECTORS
GUMER C. ALVERO

Director since April 2001. Vice President - Annuities, AEFC, since April 1998. Executive Assistant to President/CEO, AEFC, from April 1996 to April 1998.


TIMOTHY V. BECHTOLD

Director since April 1999. Chief Executive Officer since April 2001. President since 1998; Executive Vice President - Risk Management Products since December 1999. Vice President, Risk Management Products, IDS Life Insurance Company, from January 1995 to December 1999.


MAUREEN A. BUCKLEY

Director since April 1999. Vice President, Chief Operating Officer and Consumer Affairs Officer and Claims Officer since 1998. Chief Operating Officer and Consumer Affairs Officer, American Centurion Life Assurance Company, since March 1995.

RODNEY P. BURWELL*
Director since April 1999. Chairman, Xerxes Corporation (manufacturing), since 1969.

ROBERT R. GREW*


Lawyer and Partner, Carter, Ledyard & Milburn, NYC, since 1957.

CAROL A. HOLTON

Director, since April 2001. Vice President - Third Party Distribution, AEFC, since April 1998. Director, Distributor Services, AEFC, from September 1997 to April 1998. Director, Business Systems and Operations, F&G Life, from July 1996 to August 1997.

JEAN B. KEFFELER*
Director since April 1999. Business and management consultant since 1991.


ERIC L. MARHOUN

Director since April 2001. General Counsel and Secretary since 1998. Group Counsel and Vice President, AEFA, since 1997. Counsel AEFA, from 1996 to 1997.

THOMAS R. MCBURNEY*
Director since April 1999. President - McBurney Management Associates, since
1990.

EDWARD J. MUHL*
Director since April 1999. Vice Chairman, Peterson Consulting LLP, since January 1997.


THOMAS V. NICOLOSI

Director since October 1996. Group Vice President - New York Metro Area, AEFA, from January 1995 to present.


STEPHEN P. NORMAN
Secretary, American Express, since 1982.

RICHARD M. STARR

Director since October 1996. Managing Counsel, American Express Company, since March 1995.


MICHAEL R. WOODWARD

Director since December 2000. Senior Vice President, Field Management, AEFC, since June 1991.


OFFICERS OTHER THAN DIRECTORS

LORRAINE R. HART
Vice President - Investments since December 1999; Investment Officer since March 1992.

PHILIP C. WENTZEL
Vice President and Controller since 1998; Director of Financial Reporting and Analysis from 1992-1997.

DAVID L. YOWAN
Vice President and Treasurer since April 2001; Senior Vice President and Assistant Treasurer of American Express Company since January 1999; Vice President and Corporate Treasurer, AEFC, since April 2001; Senior Portfolio and Risk Management Officer for the North American Consumer Bank of Citigroup from August 1987 to January 1999.


* The address for all directors and principal officers (except otherwise noted) is: 20 Madison Avenue Extension, Albany, NY 12203. Mr. Burwell's address is:
  7901 Xerxes Avenue South, Suite 201, Bloomington, MN 55431-1253. Mr. Grew's address is: Carter, Ledyard & Milburn, 2 Wall Street, New York, NY 10005-2072. Ms. Keffeler's address is: 3424 Zenith Ave. South, Minneapolis, MN 55416. Mr. McBurney's address is: 1700 Foshay Tower, 821 Marquette Ave., Minneapolis, MN 55402. Mr. Muhl's address is: 16 Wolfe Street, Alexandria, VA 22314.


The officers, employees and sales force of IDS Life of New York are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

OTHER INFORMATION

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and IDS Life of New York, please refer to the registration statement. You can find the registration statement on the SEC's Web site at (http://www.sec.gov).

SUBSTITUTION OF INVESTMENTS

We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in the judgment of IDS Life of New York the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, IDS Life of New York may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. IDS Life of New York will notify owners within five days of any substitution or change.

VOTING RIGHTS


As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues -- for example, the election of directors -- all shares may vote together as one series. In some cases, all shares have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.


On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life of New York is the owner of all fund shares and therefore holds all voting rights. However, IDS Life of New York will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life of New York also will vote fund shares that are not otherwise attributable to owners in the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life of New York does disregard voting instructions, we will advise you of that action and the reasons for in our next report to owners.

REPORTS

At least once a year IDS Life of New York will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.


RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the policy. This information relates only to our general account and reflects our ability to make policy payouts and to pay death benefits and other distributions from the policy.

For detailed information on the agency rating given to IDS Life of New York, contact your sales representative. Or view our current ratings by visiting the agency Web sites directly at:

A.M. Best                                       www.ambest.com
Fitch                                           www.fitchratings.com
Moody's                                         www.moodys.com/insurance

A.M. Best -- Rates insurance companies for their financial strength.

Fitch (formerly Duff & Phelps)-- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

POLICY ILLUSTRATIONS

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:
-  the annual rate of return of the fund is 0%, 6% or 12%.
- the cost of insurance rates and policy fees are current rates or guaranteed rates and fees.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results also would differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

UNDERSTANDING THE ILLUSTRATIONS

RATES OF RETURN: assumes uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the fund as a whole but differed across portfolios.

INSURED: assumes a male insurance age 35, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard risk classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $900 premium is paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

EFFECT OF EXPENSES AND CHARGES
The death benefit, policy value and cash surrender value reflect the following charges:
-  Premium expense charge: 3.5% of each premium payment.
- Cost of insurance charge and surrender charge for the sex, age and rate classification for the assumed insured.
-  Policy fee: $5 per month.

The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund or trust because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:
- the daily investment management fee paid by the fund, assumed to be equivalent to an annual rate of 0.73% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees, based on assets of the subaccounts, of the funds available under the policy. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund Expenses" in the "Loads, Fees and Charges" section of this prospectus for additional information;
- the 12b-1 fee, assumed to be equivalent to an annual rate of 0.09% of the fund's average daily net assets.
- the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually for the first ten policy years and 0.45% thereafter, we reserve the right to charge up to 0.9% for all policy years; and
- a nonadvisory expense charge assumed to be equivalent to an annual rate of 0.15% of each fund's average daily net assets for direct expenses incurred by the fund. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund Expenses" in the "Loads, Fees, and Charges" section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

                                 NET ANNUAL RATE OF RETURN FOR    NET ANNUAL RATE OF RETURN FOR     NET ANNUAL RATE OF RETURN FOR
GROSS ANNUAL INVESTMENT           "GUARANTEED COSTS ASSUMED"         "CURRENT COSTS ASSUMED"           "CURRENT COSTS ASSUMED"
RATE OF RETURN                           ILLUSTRATION               ILLUSTRATION, YEARS 1-10      ILLUSTRATION, YEARS 11 AND AFTER
     0%                                     (1.87%)                          (1.87%)                           (1.42%)
     6                                       4.13                             4.13                              4.58
    12                                      10.13                            10.13                             10.58

TAXES: Results shown in the tables reflect the fact that IDS Life of New York does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

At any time, upon written request by you, we will provide a projection of future death benefits and policy values. The projection will be based on assumptions as to specified amount(s), type of coverage option and future premium payments as are necessary and specified by us and/or you.

ILLUSTRATION
------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $100,000                       MALE -- AGE 35                                   CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                    NONSMOKER                                        ANNUAL PREMIUM $900
------------------------------------------------------------------------------------------------------------------------------
          PREMIUM
        ACCUMULATED       DEATH BENEFIT(1),(2)                  POLICY VALUE(1),(2)               CASH SURRENDER VALUE(1),(2)
END OF  WITH ANNUAL    ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST      ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%        0%        6%         12%             0%         6%        12%             0%         6%         12%
------------------------------------------------------------------------------------------------------------------------------
   1    $   945    $100,000   $100,000   $100,000         $   625    $   670   $    715         $   --   $     --  $     --
   2      1,937     100,000    100,000    100,000           1,231      1,360      1,494            330        459       593
   3      2,979     100,000    100,000    100,000           1,816      2,068      2,342            915      1,167     1,441
   4      4,073     100,000    100,000    100,000           2,375      2,792      3,262          1,474      1,891     2,361
   5      5,222     100,000    100,000    100,000           2,915      3,535      4,265          2,014      2,634     3,364

   6      6,428     100,000    100,000    100,000           3,428      4,293      5,355          2,707      3,572     4,634
   7      7,694     100,000    100,000    100,000           3,915      5,067      6,540          3,375      4,526     5,999
   8      9,024     100,000    100,000    100,000           4,378      5,857      7,830          4,017      5,497     7,470
   9     10,420     100,000    100,000    100,000           4,813      6,663      9,236          4,633      6,483     9,056
  10     11,886     100,000    100,000    100,000           5,220      7,481     10,765          5,220      7,481    10,765

  11     13,425     100,000    100,000    100,000           5,621      8,348     12,482          5,621      8,348    12,482
  12     15,042     100,000    100,000    100,000           5,993      9,232     14,362          5,993      9,232    14,362
  13     16,739     100,000    100,000    100,000           6,336     10,136     16,424          6,336     10,136    16,424
  14     18,521     100,000    100,000    100,000           6,648     11,057     18,689          6,648     11,057    18,689
  15     20,392     100,000    100,000    100,000           6,927     11,995     21,175          6,927     11,995    21,175

  16     22,356     100,000    100,000    100,000           7,167     12,946     23,906          7,167     12,946    23,906
  17     24,419     100,000    100,000    100,000           7,366     13,908     26,908          7,366     13,908    26,908
  18     26,585     100,000    100,000    100,000           7,517     14,875     30,208          7,517     14,875    30,208
  19     28,859     100,000    100,000    100,000           7,620     15,849     33,841          7,620     15,849    33,841
  20     31,247     100,000    100,000    100,000           7,666     16,820     37,843          7,666     16,820    37,843

age 60   45,102     100,000    100,000    100,000           6,847     21,507     65,152          6,847     21,507    65,152
age 65   62,785     100,000    100,000    135,417           3,638     25,411    110,997          3,638     25,411   110,997
------------------------------------------------------------------------------------------------------------------------------

(1) Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION                                     POLICIES PURCHASED IN NEW JERSEY
------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $100,000                        MALE -- AGE 35                                  CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                      NONSMOKER                                      ANNUAL PREMIUM $900
------------------------------------------------------------------------------------------------------------------------------
          PREMIUM
        ACCUMULATED      DEATH BENEFIT(1),(2)                  POLICY VALUE(1),(2)             CASH SURRENDER VALUE(1),(2)
END OF  WITH ANNUAL   ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST     ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%        0%        6%        12%              0%         6%         12%             0%        6%        12%
------------------------------------------------------------------------------------------------------------------------------
   1    $   945    $100,000   $100,000   $100,000          $  625    $   670   $    715         $   --    $    --  $     --
   2      1,937     100,000    100,000    100,000           1,231      1,360      1,494            330        459       593
   3      2,979     100,000    100,000    100,000           1,816      2,068      2,342            915      1,167     1,441
   4      4,073     100,000    100,000    100,000           2,375      2,792      3,262          1,474      1,891     2,361
   5      5,222     100,000    100,000    100,000           2,915      3,535      4,265          2,014      2,634     3,364

   6      6,428     100,000    100,000    100,000           3,428      4,293      5,355          2,707      3,572     4,634
   7      7,694     100,000    100,000    100,000           3,915      5,067      6,540          3,375      4,526     5,999
   8      9,024     100,000    100,000    100,000           4,378      5,857      7,830          4,017      5,497     7,470
   9     10,420     100,000    100,000    100,000           4,813      6,663      9,236          4,633      6,483     9,056
  10     11,886     100,000    100,000    100,000           5,220      7,481     10,765          5,220      7,481    10,765

  11     13,425     100,000    100,000    100,000           5,595      8,311     12,430          5,595      8,311    12,430
  12     15,042     100,000    100,000    100,000           5,939      9,153     14,245          5,939      9,153    14,245
  13     16,739     100,000    100,000    100,000           6,250     10,006     16,226          6,250     10,006    16,226
  14     18,521     100,000    100,000    100,000           6,526     10,867     18,386          6,526     10,867    18,386
  15     20,392     100,000    100,000    100,000           6,766     11,736     20,746          6,766     11,736    20,746

  16     22,356     100,000    100,000    100,000           6,963     12,607     23,323          6,963     12,607    23,323
  17     24,419     100,000    100,000    100,000           7,114     13,476     26,137          7,114     13,476    26,137
  18     26,585     100,000    100,000    100,000           7,213     14,339     29,214          7,213     14,339    29,214
  19     28,859     100,000    100,000    100,000           7,254     15,189     32,577          7,254     15,189    32,577
  20     31,247     100,000    100,000    100,000           7,231     16,021     36,258          7,231     16,021    36,258

age 60   45,102     100,000    100,000    100,000           5,937     19,682     60,896          5,937     19,682    60,896
age 65   62,785     100,000    100,000    123,785           1,660     21,522    101,463          1,660     21,522   101,463
------------------------------------------------------------------------------------------------------------------------------

(1) Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

ATTAINED INSURANCE AGE: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if you surrender the policy in full, or the policy matures. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 4 p.m., Eastern time.

CODE: The Internal Revenue Code of 1986, as amended.

FIXED ACCOUNT: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective. (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS LIFE OF NEW YORK: In this prospectus, "we," "us," "our" and "IDS Life of New York" refer to IDS Life Insurance Company of New York.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: The insured's age, based upon his or her last birthday on the date of the application.

INSURED: The person whose life is insured by the policy.

MATURITY DATE: The insured's attained insurance age 100, if living.

MINIMUM MONTHLY PREMIUM: The premium required to keep the NLG in effect. We show the minimum monthly premium in your policy.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

NO LAPSE GUARANTEE (NLG): A feature of the policy guaranteeing that the policy will not lapse for five policy years. The guarantee is in effect if you meet certain premium payment requirements.

OWNER: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:
- Upon death of the insured prior to the maturity date, proceeds will be the death benefit in effect as of the date of the insured has death, minus any indebtedness.
-  On the maturity date, proceeds will be the cash surrender value.
- On surrender of the policy prior to the maturity date, the proceeds will be the cash surrender value.

RISK CLASSIFICATION: A group of insureds that IDS Life of New York expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the maturity date. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

SURRENDER CHARGE: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

VARIABLE ACCOUNT: IDS Life of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

IDS LIFE OF NEW YORK ACCOUNT 8-IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE III


ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK


We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of IDS Life OF New York Account 8 - IDS Life of New York Variable Universal Life III (comprised of subaccounts YEQ, YEI, YGS, YIN, YIT, YMA, YMM, YBC, YBD, YCR, YCM, YDE, YEM, YEX, YFI, YGB, YGR, YIE, YMF, YND, YIV, YSM, YSA, YCA, YCD, YGI, YIR, YVL, YSB, YEG, YSC, YGC, YMP, YOS, YRE, YSV, YIF, YIS, YSE, YUE, YMC, YAG, YGT, YIG, YIP, YGW, YDS, YPH, YIO, YNO, YVS, YMI, YVA, YIC and YSP) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of IDS Life of New York Account 8 - IDS Life of New York Variable Universal Life III at December 31, 2001 and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


ERNST & YOUNG LLP




Minneapolis, Minnesota
March 22, 2002

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                                                ----------------------------------------------------
DECEMBER 31, 2001                                                                   YEQ           YEI          YGS         YIN
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                                                      $83,623,516     $27,899    $839,046   $6,544,810
                                                                                ----------------------------------------------------
    at market value                                                              $55,192,136     $27,467    $850,309   $6,363,949
Dividends receivable                                                                      --          --       3,452       30,215
Accounts receivable from IDS Life of New York for contract purchase payments          21,733          53          --           --
Receivable from mutual funds and portfolios for share redemptions                         --          --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      55,213,869      27,520     853,761    6,394,164
====================================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                    42,147          18         653        4,886
    Transaction charge                                                                    --          --          --           --
    Contract terminations                                                                 --          --         202          760
Payable to mutual funds and portfolios for investments purchased                          --          --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     42,147          18         855        5,646
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period          $55,171,722     $27,502    $852,906   $6,388,518
====================================================================================================================================
Accumulation units outstanding                                                    14,771,075      26,777     332,451    2,394,245
====================================================================================================================================
Net asset value per accumulation unit                                            $      3.74     $  1.03    $   2.57   $     2.67
====================================================================================================================================

                                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                                                --------------------------------------------
DECEMBER 31, 2001                                                                       YIT           YMA           YMM
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                                                        $19,821,547   $40,953,891   $3,321,679
                                                                                --------------------------------------------
    at market value                                                                $13,043,496   $35,946,666   $3,321,784
Dividends receivable                                                                        --            --        5,354
Accounts receivable from IDS Life of New York for contract purchase payments             5,543         4,031        4,871
Receivable from mutual funds and portfolios for share redemptions                           --            --           --
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                        13,049,039    35,950,697    3,332,009
============================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                       9,963        27,456        2,545
    Transaction charge                                                                      --            --           --
    Contract terminations                                                                   --            --           --
Payable to mutual funds and portfolios for investments purchased                            --            --           --
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                        9,963        27,456        2,545
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period            $13,039,076   $35,923,241   $3,329,464
============================================================================================================================
Accumulation units outstanding                                                       8,457,563    10,735,398    1,816,416
============================================================================================================================
Net asset value per accumulation unit                                              $      1.54   $      3.35   $     1.83
============================================================================================================================

See accompanying notes to financial statements.

                                       55

                                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                                                ----------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                      YBC         YBD         YCR         YCM
ASSETS

Investments in shares of mutual funds and portfolios:
    at cost                                                                      $36,282    $796,321     $14,042     $539,922
                                                                                ----------------------------------------------
    at market value                                                              $34,610    $791,320     $14,332     $539,908
Dividends receivable                                                                  --       3,556          --          855
Accounts receivable from IDS Life of New York for contract purchase payments           4         494          --        3,194
Receivable from mutual funds and portfolios for share redemptions                     --          --          --           --
------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      34,614     795,370      14,332      543,957
==============================================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                    22         584          10          433
    Transaction charge                                                                --          --          --           --
    Contract terminations                                                             --          --          56           --
Payable to mutual funds and portfolios for investments purchased                      --          --          --           --
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     22         584          66          433
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period          $34,592    $794,786     $14,266     $543,524
==============================================================================================================================
Accumulation units outstanding                                                    43,561     737,760      20,340      531,602
==============================================================================================================================
Net asset value per accumulation unit                                            $  0.79    $   1.08     $  0.70     $   1.02
==============================================================================================================================

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                                -------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                        YDE         YEM         YEX
ASSETS

Investments in shares of mutual funds and portfolios:
    at cost                                                                        $672,345      $13,198    $380,504
                                                                                --------------------------------------
    at market value                                                                $680,396      $12,964    $367,619
Dividends receivable                                                                     --           --       3,100
Accounts receivable from IDS Life of New York for contract purchase payments            591           --          --
Receivable from mutual funds and portfolios for share redemptions                        --           --          --
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                        680,987       12,964     370,719
====================================================================================================================

LIABILITIES
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                      492           10         264
    Transaction charge                                                                   --           --          --
    Contract terminations                                                                --           12         104
Payable to mutual funds and portfolios for investments purchased                         --           --          --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       492           22         368
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period            $680,495      $12,942    $370,351
====================================================================================================================
Accumulation units outstanding                                                      661,750       14,239     372,704
====================================================================================================================
Net asset value per accumulation unit                                              $   1.03      $  0.91    $   0.99
====================================================================================================================

See accompanying notes to financial statements.

                                       56

                                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                                                ----------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                     YFI         YGB          YGR         YIE
ASSETS

Investments in shares of mutual funds and portfolios:
    at cost                                                                     $167,241     $94,232    $141,010      $15,431
                                                                                ----------------------------------------------
    at market value                                                             $167,141     $92,824    $124,955      $14,665
Dividends receivable                                                                 771         664          --           --
Accounts receivable from IDS Life of New York for contract purchase payments          --          --       1,147            3
Receivable from mutual funds and portfolios for share redemptions                     --          --          --           --
------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     167,912      93,488     126,102       14,668
==============================================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                   127          64          93           11
    Transaction charge                                                                --          --          --           --
    Contract terminations                                                         21,549          21          --           --
Payable to mutual funds and portfolios for investments purchased                      --          --          --           --
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 21,676          85          93           11
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period         $146,236     $93,403    $126,009      $14,657
==============================================================================================================================
Accumulation units outstanding                                                   137,637      88,217     205,883       27,197
==============================================================================================================================
Net asset value per accumulation unit                                           $   1.06     $  1.06    $   0.61      $  0.54
==============================================================================================================================

                                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                                                ------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                        YMF         YND        YIV
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                                                        $110,743   $2,178,942  $  861,183
                                                                                ------------------------------------
    at market value                                                                $108,371   $2,150,273  $  857,374
Dividends receivable                                                                     --           --          --
Accounts receivable from IDS Life of New York for contract purchase payments             --        2,173         594
Receivable from mutual funds and portfolios for share redemptions                        --           --          --
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                        108,371    2,152,446     857,968
====================================================================================================================
LIABILITIES
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                       78        1,545         603
    Transaction charge                                                                   --           --          --
    Contract terminations                                                               115           --          --
Payable to mutual funds and portfolios for investments purchased                         --           --          --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       193        1,545         603
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period            $108,178   $2,150,901  $  857,365
====================================================================================================================
Accumulation units outstanding                                                      131,326    2,894,751   1,027,037
====================================================================================================================
Net asset value per accumulation unit                                              $   0.82   $     0.74  $     0.83
====================================================================================================================

See accompanying notes to financial statements.

                                       57

                                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                                                ----------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                     YSM         YSA          YCA         YCD
ASSETS

Investments in shares of mutual funds and portfolios:
    at cost                                                                     $101,431    $133,021     $70,689     $130,870
                                                                                ----------------------------------------------
    at market value                                                             $103,992    $121,285     $61,394     $131,251
Dividends receivable                                                                  --          --          --           --
Accounts receivable from IDS Life of New York for contract purchase payments         282         172          70           --
Receivable from mutual funds and portfolios for share redemptions                     --          --          46          105
------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     104,274     121,457      61,510      131,356
==============================================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                    75          91          46           94
    Transaction charge                                                                --          --          --           --
    Contract terminations                                                             --          --          --           11
Payable to mutual funds and portfolios for investments purchased                      --          --          70           --
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     75          91         116          105
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period         $104,199    $121,366     $61,394     $131,251
==============================================================================================================================
Accumulation units outstanding                                                   115,002     316,802      90,451      143,098
==============================================================================================================================
Net asset value per accumulation unit                                           $   0.91    $   0.38     $  0.68     $   0.92
==============================================================================================================================

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                                -------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                        YGI         YIR          YVL
ASSETS

Investments in shares of mutual funds and portfolios:
    at cost                                                                      $27,235,030     $314,907  $1,088,833
                                                                                -------------------------------------
    at market value                                                              $22,399,303     $295,157  $1,158,591
Dividends receivable                                                                      --           --          --
Accounts receivable from IDS Life of New York for contract purchase payments          14,383          205         901
Receivable from mutual funds and portfolios for share redemptions                     16,914          226         833
---------------------------------------------------------------------------------------------------------------------
Total assets                                                                      22,430,600      295,588   1,160,325
=====================================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                    16,914          209         833
    Transaction charge                                                                    --           --          --
    Contract terminations                                                                 --           17          --
Payable to mutual funds and portfolios for investments purchased                      14,383           --         901
---------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     31,297          226       1,734
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period          $22,399,303     $295,362  $1,158,591
=====================================================================================================================
Accumulation units outstanding                                                    16,461,529      418,865     964,264
=====================================================================================================================
Net asset value per accumulation unit                                            $      1.36     $   0.71  $     1.20
=====================================================================================================================

See accompanying notes to financial statements.

                                       58

                                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                                                ----------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                      YSB         YEG          YSC         YGC
ASSETS

Investments in shares of mutual funds and portfolios:
    at cost                                                                      $50,638     $22,765    $110,869   $  989,001
                                                                                ----------------------------------------------
    at market value                                                              $48,136     $23,982    $115,067   $  998,022
Dividends receivable                                                                  --          --          --           --
Accounts receivable from IDS Life of New York for contract purchase payments          --          78         759        3,281
Receivable from mutual funds and portfolios for share redemptions                     34          18          84          710
------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      48,170      24,078     115,910    1,002,013
==============================================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                    34          18          84          710
    Transaction charge                                                                --          --          --           --
    Contract terminations                                                             --          --          --           --
Payable to mutual funds and portfolios for investments purchased                      --          78         759        3,281
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     34          96         843        3,991
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period          $48,136     $23,982    $115,067   $  998,022
==============================================================================================================================
Accumulation units outstanding                                                    56,091      30,109     182,535    1,118,507
==============================================================================================================================
Net asset value per accumulation unit                                            $  0.86     $  0.80    $   0.63   $     0.89
==============================================================================================================================

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                                -------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                          YMP         YOS          YRE
ASSETS

Investments in shares of mutual funds and portfolios:
    at cost                                                                       $1,259,458     $178,974    $299,573
                                                                                -------------------------------------
    at market value                                                               $1,315,225     $167,196    $308,692
Dividends receivable                                                                      --           --          --
Accounts receivable from IDS Life of New York for contract purchase payments           4,418          535         362
Receivable from mutual funds and portfolios for share redemptions                        952          120         212
---------------------------------------------------------------------------------------------------------------------
Total assets                                                                       1,320,595      167,851     309,266
=====================================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                       952          120         212
    Transaction charge                                                                    --           --          --
    Contract terminations                                                                 --           --          --
Payable to mutual funds and portfolios for investments purchased                       4,418          535         362
---------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                      5,370          655         574
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period           $1,315,225     $167,196    $308,692
=====================================================================================================================
Accumulation units outstanding                                                     1,326,273      222,013     266,956
=====================================================================================================================
Net asset value per accumulation unit                                             $     0.99     $   0.75    $   1.16
=====================================================================================================================

See accompanying notes to financial statements.

                                       59

                                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                                                ----------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                      YSV         YIF          YIS         YSE
ASSETS

Investments in shares of mutual funds and portfolios:
    at cost                                                                     $149,796    $235,361     $65,314    $  96,786
                                                                                ----------------------------------------------
    at market value                                                             $159,011    $224,546     $66,581    $ 102,798
Dividends receivable                                                                  --          --          --           --
Accounts receivable from IDS Life of New York for contract purchase payments         875          43         355           85
Receivable from mutual funds and portfolios for share redemptions                    115         154          51           73
------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     160,001     224,743      66,987      102,956
==============================================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                   115         154          51           73
    Transaction charge                                                                --          --          --           --
    Contract terminations                                                             --          --          --           --
Payable to mutual funds and portfolios for investments purchased                     875          43         355           85
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                    990         197         406          158
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period         $159,011    $224,546     $66,581     $102,798
==============================================================================================================================
Accumulation units outstanding                                                   130,527     262,314      68,697      100,370
==============================================================================================================================
Net asset value per accumulation unit                                           $   1.22    $   0.86     $  0.97    $    1.02
==============================================================================================================================

                                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                                                ------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                        YUE         YMC         YAG
ASSETS

Investments in shares of mutual funds and portfolios:
    at cost                                                                        $138,876     $555,270    $216,235
                                                                                ------------------------------------
    at market value                                                                $138,379     $557,725    $190,657
Dividends receivable                                                                     --           --          --
Accounts receivable from IDS Life of New York for contract purchase payments             --        1,124         690
Receivable from mutual funds and portfolios for share redemptions                       130          400         141
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                        138,509      559,249     191,488
====================================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                      101          400         141
    Transaction charge                                                                   --           --          --
    Contract terminations                                                                29           --          --
Payable to mutual funds and portfolios for investments purchased                         --        1,124         690
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       130        1,524         831
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period            $138,379     $557,725    $190,657
====================================================================================================================
Accumulation units outstanding                                                      166,993      468,122     373,056
====================================================================================================================
Net asset value per accumulation unit                                              $   0.83     $   1.19    $   0.51
====================================================================================================================

See accompanying notes to financial statements.

                                       60

                                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                                ----------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                     YGT         YIG          YIP         YGW
ASSETS

Investments in shares of mutual funds and portfolios:
    at cost                                                                    $  93,685    $659,923    $199,613     $688,171
                                                                                ----------------------------------------------
    at market value                                                            $  86,917    $644,349    $181,971     $655,589
Dividends receivable                                                                  --          --          --           --
Accounts receivable from IDS Life of New York for contract purchase payments       1,017         751          48          476
Receivable from mutual funds and portfolios for share redemptions                     60         457         133          474
------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      87,994     645,557     182,152      656,539
==============================================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                    60         457         133          474
    Transaction charge                                                                --          --          --           --
    Contract terminations                                                             --          --          --           --
Payable to mutual funds and portfolios for investments purchased                   1,017         751          48          476
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  1,077       1,208         181          950
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period        $  86,917    $644,349    $181,971     $655,589
==============================================================================================================================
Accumulation units outstanding                                                   165,437     904,684     243,588      923,086
==============================================================================================================================
Net asset value per accumulation unit                                          $    0.53    $   0.71    $   0.75     $   0.71
==============================================================================================================================

                                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                                                -----------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                       YDS         YPH          YIO
ASSETS

Investments in shares of mutual funds and portfolios:
    at cost                                                                       $576,457     $153,377    $196,960
                                                                                -----------------------------------
    at market value                                                               $605,055     $154,739    $186,010
Dividends receivable                                                                    --           --          --
Accounts receivable from IDS Life of New York for contract purchase payments         1,599          199       1,195
Receivable from mutual funds and portfolios for share redemptions                      423          109         134
-------------------------------------------------------------------------------------------------------------------
Total assets                                                                       607,077      155,047     187,339
===================================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                     423          109         134
    Transaction charge                                                                  --           --          --
    Contract terminations                                                               --           --          --
Payable to mutual funds and portfolios for investments purchased                     1,599          199       1,094
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                    2,022          308       1,228
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period           $605,055     $154,739    $186,111
===================================================================================================================
Accumulation units outstanding                                                     658,726      153,689     284,078
===================================================================================================================
Net asset value per accumulation unit                                             $   0.92     $   1.01    $   0.66
===================================================================================================================

See accompanying notes to financial statements.

                                       61

                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                                ----------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                                YNO          YVS         YMI
ASSETS

Investments in shares of mutual funds and portfolios:
    at cost                                                                              $27,623,762    $248,530     $703,909
                                                                                ----------------------------------------------
    at market value                                                                      $17,447,907    $232,751     $760,723
Dividends receivable                                                                              --          --           --
Accounts receivable from IDS Life of New York for contract purchase payments                   4,763         130          614
Receivable from mutual funds and portfolios for share redemptions                             13,119         171          533
------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                              17,465,789     233,052      761,870
==============================================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                            13,119         171          533
    Transaction charge                                                                            --          --           --
    Contract terminations                                                                         --          --           --
Payable to mutual funds and portfolios for investments purchased                               4,763         130          614
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                             17,882         301        1,147
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period                  $17,447,907    $232,751     $760,723
==============================================================================================================================
Accumulation units outstanding                                                            13,899,882     385,448      583,110
==============================================================================================================================
Net asset value per accumulation unit                                                    $      1.26    $   0.60     $   1.30
==============================================================================================================================

                                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                                ------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                                YVA         YIC          YSP
ASSETS

Investments in shares of mutual funds and portfolios:
    at cost                                                                            $1,339,435     $137,123    $263,319
                                                                                ------------------------------------------
    at market value                                                                    $1,396,089     $125,663    $275,806
Dividends receivable                                                                           --           --          --
Accounts receivable from IDS Life of New York for contract purchase payments                2,515          254         259
Receivable from mutual funds and portfolios for share redemptions                           1,000           89         190
--------------------------------------------------------------------------------------------------------------------------
Total assets                                                                            1,399,604      126,006     276,255
==========================================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
    Mortality and expense risk fee                                                          1,000           89         190
    Transaction charge                                                                         --           --          --
    Contract terminations                                                                      --           --          --
Payable to mutual funds and portfolios for investments purchased                            1,347          254         259
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                           2,347          343         449
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period                $1,397,257     $125,663    $275,806
==========================================================================================================================
Accumulation units outstanding                                                          1,130,675      179,523     239,021
==========================================================================================================================
Net asset value per accumulation unit                                                  $     1.24     $   0.70    $   1.15
==========================================================================================================================

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                   YEQ          YEI         YGS         YIN          YIT           YMA          YMM
INVESTMENT INCOME

Dividend income from mutual funds and
   portfolios                             $     82,017   $     101   $  37,951   $ 387,576   $   136,958   $   708,381   $  118,839
Variable account expenses                      546,098          80       6,753      57,164       132,486       336,302       28,934
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net               (464,081)         21      31,198     330,412         4,472       372,079       89,905
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS -- NET

Realized gain (loss) on sales of
   investments in mutual funds
   and portfolios:
   Proceeds from sales                       4,162,051       2,225      95,079     685,924     1,545,349     2,101,948    4,331,891
   Cost of investments sold                  5,698,106       2,342      93,564     705,049     2,243,885     2,387,138    4,331,826
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
   investments                              (1,536,055)       (117)      1,515     (19,125)     (698,536)     (285,190)          65
Distributions from capital gains             8,139,832          15          --          --            --         7,654           --
Net change in unrealized appreciation
   or depreciation of investments          (32,415,854)       (432)      3,195     120,401    (4,668,148)   (9,122,556)         103
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments             (25,812,077)       (534)      4,710     101,276    (5,366,684)   (9,400,092)         168
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations              $(26,276,158)  $    (513)  $  35,908   $ 431,688   $(5,362,212)  $(9,028,013)  $   90,073
===================================================================================================================================

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                  YBC          YBD          YCR        YCM          YDE           YEM          YEX
INVESTMENT INCOME

Dividend income from mutual funds and
   portfolios                             $         94   $  17,929   $      17   $   6,485   $     2,800   $         2   $   16,079
Variable account expenses                          131       2,594          20       2,166         1,790            81        1,344
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (37)     15,335          (3)      4,319         1,010           (79)      14,735
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS -- NET

Realized gain (loss) on sales of
   investments in mutual unds and
   portfolios:
   Proceeds from sales                           2,433     137,941         151     171,638        18,993         1,180       75,897
   Cost of investments sold                      2,609     138,477         154     171,640        19,636         1,240       75,705
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales
   of investments                                 (176)       (536)         (3)         (2)         (643)          (60)         192
Distributions from capital gains                    --          --          --          --            --            --           --
Net change in unrealized appreciation
   or depreciation of investments               (1,672)     (5,001)        290         (14)        8,051          (234)     (12,885)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                  (1,848)     (5,537)        287         (16)        7,408          (294)     (12,693)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations              $     (1,885)  $   9,798   $     284   $   4,303   $     8,418   $      (373)  $    2,042
===================================================================================================================================

See accompanying notes to financial statements.

                                       63

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)         YFI          YGB         YGR         YIE          YMF           YND          YIV
INVESTMENT INCOME

Dividend income from mutual funds and
   portfolios                             $      3,095   $   1,388   $      --   $      84   $     1,127   $     2,825   $    3,114
Variable account expenses                          641         215         633          50           396         7,400        2,447
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                  2,454       1,173        (633)         34           731        (4,575)         667
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS -- NET

Realized gain (loss) on sales of
   investments in mutual funds
   and portfolios:
   Proceeds from sales                           7,834       3,245      20,802       1,470         8,773         6,618       64,304
   Cost of investments sold                      7,759       3,183      21,664       1,538         9,447         7,116       66,317
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales
   of investments                                   75          62        (862)        (68)         (674)         (498)      (2,013)
Distributions from capital gains                    --          --          --          --            --            --           --
Net change in unrealized appreciation
   or depreciation of investments                 (100)     (1,408)    (16,055)       (766)       (2,372)      (28,669)      (3,809)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     (25)     (1,346)    (16,917)       (834)       (3,046)      (29,167)      (5,822)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations              $      2,429   $    (173)  $ (17,550)  $    (800)  $    (2,315)  $   (33,742)  $   (5,155)
===================================================================================================================================

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)       YSM          YSA         YCA         YCD          YGI           YIR          YVL
INVESTMENT INCOME

Dividend income from mutual funds
   and portfolios                         $         --   $     205   $      --   $     --    $    11,083   $         4   $        1
Variable account expenses                          351         615         321         483       213,572           999        3,119
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   (351)       (410)       (321)       (483)     (202,489)         (995)      (3,118)
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)

   ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments in mutual funds
   and portfolios:
   Proceeds from sales                           2,783      31,878      12,503       9,199     1,841,519         9,404       68,770
   Cost of investments sold                      3,027      36,428      14,085       9,386     2,124,251         9,930       71,351
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales
   of investments                                 (244)     (4,550)     (1,582)       (187)     (282,732)         (526)      (2,581)
Distributions from capital gains                    --          --       4,859          --            --           446           --
Net change in unrealized appreciation
   or depreciation of investments                2,561     (11,736)     (9,295)        381    (6,193,691)      (19,750)      69,758
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   2,317     (16,286)     (6,018)        194    (6,476,423)      (19,830)      67,177
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $      1,966   $ (16,696)  $  (6,339)  $    (289)  $(6,678,912)  $   (20,825)  $   64,059
===================================================================================================================================

See accompanying notes to financial statements.

                                       64

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)        YSB          YEG         YSC         YGC          YMP           YOS          YRE
INVESTMENT INCOME

Dividend income from mutual funds
   and portfolios                         $      1,818   $      --   $      --   $     787   $        --   $        94   $    1,839
Variable account expenses                          148          98         487       3,320         4,174           612          900
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                  1,670         (98)       (487)     (2,533)       (4,174)         (518)         939
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS -- NET

Realized gain (loss) on sales of
   investments in mutual funds
   and portfolios:
   Proceeds from sales                           5,530       2,485       3,065      73,029         4,412         1,945        1,987
   Cost of investments sold                      5,705       2,458       3,166      77,945         4,556         2,139        2,018
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales
   of investments                                 (175)         27        (101)     (4,916)         (144)         (194)         (31)
Distributions from capital gains                   886          --          --       2,667            --           151           --
Net change in unrealized appreciation
   or depreciation of investments               (2,502)      1,217       4,198       9,021        55,767       (11,778)       9,119
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                  (1,791)      1,244       4,097       6,772        55,623       (11,821)       9,088
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations              $       (121)  $   1,146   $   3,610   $   4,239   $    51,449   $   (12,339)  $   10,027
===================================================================================================================================

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)      YSV           YIF         YIS         YSE          YUE           YMC          YAG
INVESTMENT INCOME

Dividend income from mutual funds and
   portfolios                             $         71   $     785   $     538   $     288   $       596   $     4,749   $       --
Variable account expenses                          473         632         194         332           464         2,161          841
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   (402)        153         344         (44)          132         2,588         (841)
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS -- NET

Realized gain (loss) on sales of
   investments in mutual funds and
   portfolios:
   Proceeds from sales                           6,702      13,444      18,641      12,238        12,267        75,742        5,386
   Cost of investments sold                      7,637      14,936      19,147      12,239        12,522        71,630        6,009
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales
   of investments                                 (935)     (1,492)       (506)         (1)         (255)        4,112         (623)
Distributions from capital gains                   412       6,167          --          --            --        24,529           --
Net change in unrealized appreciation
   or depreciation of investments                9,215     (10,815)      1,267       6,012          (497)        2,455      (25,578)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   8,692      (6,140)        761       6,011          (752)       31,096      (26,201)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations              $      8,290   $  (5,987)   $  1,105   $   5,967   $      (620)  $    33,684   $  (27,042)
===================================================================================================================================

See accompanying notes to financial statements.

                                       65

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)      YGT           YIG         YIP         YGW          YDS           YPH          YIO
INVESTMENT INCOME

Dividend income from mutual funds and
   portfolios                             $        293   $   1,724   $       6   $      45   $        --   $     1,169   $       --
Variable account expenses                          337       1,991         697       2,317         1,708           399          804
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (44)       (267)       (691)     (2,272)       (1,708)          770         (804)
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS -- NET

Realized gain (loss) on sales of
   investments in mutual funds and
   portfolios:
   Proceeds from sales                          10,377      11,885      14,999      13,928        16,655        12,201       17,132
   Cost of investments sold                     13,183      14,359      16,061      15,181        17,365        12,550       17,612
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales
   of investments                               (2,806)     (2,474)     (1,062)     (1,253)         (710)         (349)        (480)
Distributions from capital gains                    --          --         370         541           779            --           --
Net change in unrealized appreciation
   or depreciation of investments               (6,768)    (15,574)    (17,642)    (32,582)       28,598         1,362      (10,951)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                  (9,574)    (18,048)    (18,334)    (33,294)       28,667         1,013      (11,431)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations              $     (9,618)  $ (18,315)  $ (19,025)  $ (35,566)  $    26,959   $     1,783   $  (12,235)
===================================================================================================================================

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                         --------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                    YNO          YVS         YMI         YVA          YIC           YSP
INVESTMENT INCOME

Dividend income from mutual funds and portfolios      $         --   $      --   $      --   $       711   $        --   $        5
Variable account expenses                                  169,601       1,010       2,179         4,140           420          820
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           (169,601)     (1,010)     (2,179)       (3,429)         (420)        (815)
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS -- NET

Realized gain (loss) on sales of investments
   in mutual funds and portfolios:
   Proceeds from sales                                   1,567,255      26,698      80,291        12,866         4,673        7,844
   Cost of investments sold                              2,413,583      29,914      87,426        13,602         5,671        8,000
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments          (846,328)     (3,216)     (7,135)         (736)         (998)        (156)
Distributions from capital gains                         3,611,875       2,658      10,442         4,671         4,172           --
Net change in unrealized appreciation or
    depreciation of investments                        (10,052,007)    (15,779)     56,814        56,654       (11,460)      12,487
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                          (7,286,460)    (16,337)     60,121        60,589        (8,286)      12,331
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                    $ (7,456,061)  $ (17,347)  $  57,942   $    57,160   $    (8,706)  $   11,516
===================================================================================================================================

See accompanying notes to financial statements.

                                       66

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000       YEQ           YGS         YIN         YIT           YMA           YMM        YND(1)    YSA(1)
INVESTMENT INCOME

Dividend income from mutual
 funds and portfolios           $ 22,467,959  $     33,066  $ 367,804  $ 3,223,670  $   2,959,897  $   137,119  $      --  $     --
Mortality and expense risk
 fee                                 931,569         5,350     52,052      170,962        460,310       21,198         --        --
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net   21,536,390        27,716    315,752    3,052,708      2,499,587      115,921         --        --
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS -- NET

Realized gain (loss) on sales of
   investments in mutual funds
   and portfolios:
   Proceeds from sales             3,160,690       181,545    823,434      514,409      2,724,155    4,108,825         --        --
   Cost of investments sold        1,892,427       189,825    884,240      460,672      1,979,694    4,108,811         --        --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
 investments                       1,268,263        (8,280)   (60,806)      53,737        744,461           14         --        --
Net change in unrealized
 appreciation or depreciation
 of investments                  (50,145,875)       43,467     72,401   (8,583,595)   (10,804,020)         (22)        --        --
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments   (48,877,612)       35,187     11,595   (8,529,858)   (10,059,559)          (8)        --        --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting
 from operations                $(27,341,222) $     62,903  $ 327,347  $(5,477,150) $   7,559,972) $   115,913  $      --  $     --
===================================================================================================================================

(1) For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                         --------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                  YGI         YGC(1)      YGT(1)       YIG(1)       YIO(1)        YNO
INVESTMENT INCOME

Dividend income from mutual
   funds and portfolios                                  $   837,301  $      --  $         --  $       --  $       --  $  2,036,114
Mortality and expense
   risk fee                                                  249,293         --            --          --          --       242,195
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)
   -- net                                                    588,008         --            --          --          --     1,793,919
===================================================================================================================================

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS

   -- NET
Realized gain (loss) on sales
   of investments in mutual
   funds and portfolios:
   Proceeds from sales                                       423,956         --            --          --          --       249,745
   Cost of investments sold                                  322,244         --            --          --          --       167,554
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
   on investments                                            101,712         --            --          --          --        82,191
Net change in unrealized
   appreciation or
   depreciation of investments                            (5,494,731)        --            --          --           1   (10,244,456)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                            (5,393,019)        --            --          --           1   (10,162,265)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets resulting from
   operations                                            $(4,805,011) $      --  $         --  $       --  $        1  $ (8,368,346)
===================================================================================================================================

(1) For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

                                                                         SEGREGATED ASSET SUBACCOUNTS
                             ------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999      YEQ           YGS         YIN          YIT         YMA          YMM         YGI          YNO
INVESTMENT INCOME

Dividend income from mutual
   funds and portfolios      $         --  $     38,762  $   425,512  $  398,665  $ 1,270,807  $   95,076  $  202,377  $    131,852
Mortality and expense risk
   fee                            585,629         6,215       52,970     137,144      391,502      18,496     141,258       115,978
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)
   -- net                        (585,629)       32,547      372,542     261,521      879,305      76,580      61,119        15,874
===================================================================================================================================

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
   -- NET

Realized gain (loss) on
   sales of investments in
   mutual funds and
   portfolios:
   Proceeds from sales          3,258,742       197,166      653,512     634,066    1,793,507   3,500,815      94,692       107,800
   Cost of investments sold     2,526,521       204,018      678,758     521,229    1,425,666   3,500,800      77,841        86,666
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
   investments                    732,221        (6,852)     (25,246)    112,837      367,841          15      16,851        21,134
Net change in unrealized
   appreciation or
   depreciation of
   investments                 45,611,195       (46,785)    (376,233)  4,786,384    8,387,190          17   5,089,669     8,641,203
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on
   investments                 46,343,416       (53,637)    (401,479)  4,899,221    8,755,031          32   5,106,520     8,662,337
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets resulting from
   operations                $ 45,757,787  $    (21,090) $   (28,937) $5,160,742  $ 9,634,336  $   76,612  $5,167,639  $  8,678,211
===================================================================================================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                            SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                   YEQ         YEI         YGS         YIN          YIT           YMA          YMM
OPERATIONS

Investment income (loss) -- net           $   (464,081) $      21  $   31,198  $   330,412  $     4,472  $    372,079  $     89,905
Net realized gain (loss) on sales
   of investments                           (1,536,055)      (117)      1,515      (19,125)    (698,536)     (285,190)           65
Distributions from capital gains             8,139,832         15          --           --           --         7,654            --
Net change in unrealized appreciation
   or depreciation of investments          (32,415,854)      (432)      3,195      120,401   (4,668,148)   (9,122,556)          103
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations               (26,276,158)      (513)     35,908      431,688   (5,362,212)   (9,028,013)       90,073
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                   8,584,846      9,475     111,248      688,464    2,752,496     5,149,590     1,701,379
Net transfers(1)                            (2,947,832)    20,331     162,229       72,601   (1,379,062)     (920,670)     (663,210)
Transfers for policy loans                    (365,935)    (1,217)      3,922      (33,688)     (63,995)     (139,622)      (31,608)
Policy charges                              (3,379,635)      (574)    (59,097)    (429,456)    (793,505)   (2,337,861)     (341,433)
Contract terminations:
   Surrender benefits                       (1,620,997)        --     (18,626)    (247,311)    (351,318)   (1,027,467)     (222,316)
   Death benefits                              (44,684)        --        (449)      (1,839)      (6,567)      (25,836)           --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
   transactions                                225,763     28,015     199,227       48,771      158,049       698,134       442,812
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year             81,222,117         --     617,771    5,908,059   18,243,239    44,253,120     2,796,579
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $ 55,171,722  $  27,502  $  852,906  $ 6,388,518  $13,039,076  $ 35,923,241  $  3,329,464
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year      14,763,855         --     253,205    2,372,773    8,453,750    10,575,568     1,570,725
Contract purchase payments                   2,133,881      9,228      45,002      269,088    1,602,904     1,503,524       948,571
Net transfers(1)                              (759,340)    19,372      64,035       29,413     (865,000)     (284,448)     (369,922)
Transfers for policy loans                    (113,239)    (1,252)        929      (16,267)     (51,824)      (64,795)      (21,212)
Policy charges                                (814,414)      (571)    (23,419)    (162,876)    (441,957)     (666,014)     (187,527)
Contract terminations:
   Surrender benefits                         (432,369)        --      (7,085)     (97,161)    (237,367)     (323,454)     (124,219)
   Death benefits                               (7,299)        --        (216)        (725)      (2,943)       (4,983)           --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year            14,771,075     26,777     332,451    2,394,245    8,457,563    10,735,398     1,816,416
===================================================================================================================================


(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)      YBC         YBD         YCR         YCM          YDE          YEM          YEX
OPERATIONS

Investment income (loss) -- net           $        (37) $  15,335  $       (3) $     4,319  $     1,010  $        (79) $     14,735
Net realized gain (loss) on sales of
   investments                                    (176)      (536)         (3)          (2)        (643)          (60)          192
Distributions from capital gains                    --         --          --           --           --            --            --
Net change in unrealized appreciation or
  depreciation of investments                   (1,672)    (5,001)        290          (14)       8,051          (234)      (12,885)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                    (1,885)     9,798         284        4,303        8,418          (373)        2,042
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                      28,884    119,558         528      424,973       80,698           904        64,510
Net transfers(1)                                 9,084    695,403      13,717      179,266      596,306        12,676       309,063
Transfers for policy loans                          --        693          --           --        8,939            --         6,439
Policy charges                                  (1,491)   (30,666)       (263)     (38,638)      (8,874)         (265)      (11,703)
Contract terminations:
   Surrender benefits                               --         --          --      (26,380)      (4,992)           --            --
   Death benefits                                   --         --          --           --           --            --            --

Increase (decrease) from contract
   transactions                                 36,477    784,988      13,982      539,221      672,077        13,315       368,309
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     --         --          --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $34,592  $ 794,786     $14,266     $543,524    $ 680,495       $12,942      $370,351
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year              --         --          --           --           --            --            --
Contract purchase payments                      34,377    112,238         766      417,903       81,474         1,057        65,612
Net transfers(1)                                10,946    653,481      19,946      177,478      585,203        13,500       312,290
Transfers for policy loans                          --        632          --           --        9,370            --         6,612
Policy charges                                  (1,762)   (28,591)       (372)     (37,971)      (8,873)         (318)      (11,810)
Contract terminations:
   Surrender benefits                               --         --          --      (25,808)      (5,424)           --            --
   Death benefits                                   --         --          --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                43,561    737,760      20,340      531,602      661,750        14,239       372,704
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)         YFI         YGB          YGR         YIE          YMF         YND          YIV
OPERATIONS

Investment income (loss) -- net           $      2,454  $   1,173  $     (633) $        34  $       731  $     (4,575) $        667
Net realized gain (loss) on sales of
   investments                                      75         62        (862)         (68)        (674)         (498)       (2,013)
Distributions from capital gains                    --         --          --           --           --            --           --
Net change in unrealized appreciation
   or depreciation of investments                 (100)    (1,408)    (16,055)        (766)      (2,372)      (28,669)       (3,809)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                     2,429       (173)    (17,550)        (800)      (2,315)      (33,742)       (5,155)
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                      22,660     18,955      80,001        6,947       53,766       703,111       168,253
Net transfers(1)                               131,732     75,983      70,898        9,190       66,145     1,548,905       715,661
Transfers for policy loans                          --         --       1,270           --         (238)        1,515        (1,128)
Policy charges                                 (10,585)    (1,362)     (8,427)        (680)      (9,180)      (62,054)      (20,266)
Contract terminations:
   Surrender benefits                               --         --        (183)          --           --        (6,852)           --
   Death benefits                                   --         --          --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
   transactions                                143,807     93,576     143,559       15,457      110,493     2,184,625       862,520
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     --         --          --           --           --            18            --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $    146,236  $  93,403  $  126,009  $    14,657  $   108,178  $  2,150,901  $    857,365
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year              --         --          --           --           --            20            --
Contract purchase payments                      21,523     18,015     120,530       12,366       64,956       937,348       202,736
Net transfers(1)                               126,149     71,485      96,255       16,051       77,783     2,050,332       850,458
Transfers for policy loans                          --         --       2,230           --         (307)          704        (1,376)
Policy charges                                 (10,035)    (1,283)    (12,724)      (1,220)     (11,106)      (83,708)      (24,781)
Contract terminations:
   Surrender benefits                               --         --        (408)          --           --        (9,945)           --
   Death benefits                                   --         --          --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year               137,637     88,217     205,883       27,197      131,326     2,894,751     1,027,037
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

                                       71

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)      YSM          YSA         YCA         YCD          YGI           YIR          YVL
OPERATIONS

Investment income (loss) -- net           $       (351) $    (410) $     (321) $      (483) $  (202,489) $       (995) $     (3,118)
Net realized gain (loss) on sales of
   investments                                    (244)    (4,550)     (1,582)        (187)    (282,732)         (526)       (2,581)
Distributions from capital gains                    --         --       4,859           --           --           446            --
Net change in unrealized appreciation
   or depreciation of investments                2,561    (11,736)     (9,295)         381   (6,193,691)      (19,750)       69,758
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                     1,966    (16,696)     (6,339)        (289)  (6,678,912)      (20,825)       64,059
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                      34,591     84,981      40,190       48,412    4,982,727       116,321       211,511
Net transfers(1)                                72,673     59,044      32,342       87,690   (1,113,227)      206,652       900,638
Transfers for policy loans                      (1,524)       965        (180)        (160)    (163,426)        2,911         1,515
Policy charges                                  (3,507)    (6,190)     (4,619)      (4,357)  (1,336,079)       (9,631)      (19,131)
Contract terminations:
   Surrender benefits                               --       (756)         --          (45)    (324,107)          (66)           (1)
   Death benefits                                   --         --          --           --       (5,104)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
   transactions                                102,233    138,044      67,733      131,540    2,040,784       316,187     1,094,532
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     --         18          --           --   27,037,431            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $    104,199  $ 121,366  $   61,394  $   131,251  $22,399,303  $    295,362  $  1,158,591
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year              --         32          --           --   15,192,641            --            --
Contract purchase payments                      39,370    206,881      54,742       53,834    3,383,268       153,236       187,897
Net transfers(1)                                81,538    124,628      42,656       94,377     (843,790)      274,667       792,046
Transfers for policy loans                      (1,891)     2,596        (262)        (174)    (127,229)        4,163         1,282
Policy charges                                  (4,015)   (15,618)     (6,685)      (4,885)    (874,578)      (13,120)      (16,961)
Contract terminations:
   Surrender benefits                               --     (1,717)         --          (54)    (266,784)          (81)           --
   Death benefits                                   --         --          --           --       (1,999)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year               115,002    316,802      90,451      143,098   16,461,529       418,865       964,264
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

                                       72

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)       YSB         YEG         YSC         YGC          YMP         YOS            YRE
OPERATIONS

Investment income (loss) -- net           $      1,670  $     (98)  $    (487)  $   (2,533) $    (4,174) $       (518) $        939
Net realized gain (loss) on sales
   of investments                                 (175)        27        (101)      (4,916)        (144)         (194)          (31)
Distributions from capital gains                   886         --          --        2,667           --           151            --
Net change in unrealized appreciation
   or depreciation of investments               (2,502)     1,217       4,198        9,021       55,767       (11,778)        9,119
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                      (121)     1,146       3,610        4,239       51,449       (12,339)       10,027
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                      24,755     12,204      44,847      221,942      305,032        61,910        60,416
Net transfers(1)                                25,368     11,513      69,361      811,385      988,153       123,626       245,142
Transfers for policy loans                        (134)        --         667       (8,569)       7,461        (1,148)       (2,747)
Policy charges                                  (1,732)      (881)     (3,373)     (30,979)     (31,722)       (4,808)       (4,146)
Contract terminations:
   Surrender benefits                               --         --         (45)          --       (5,148)          (45)           --
   Death benefits                                   --         --          --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
   transactions                                 48,257     22,836     111,457      993,779    1,263,776       179,535       298,665
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     --         --          --            4           --            --          --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $     48,136  $  23,982  $  115,067  $   998,022  $ 1,315,225  $    167,196  $    308,692
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year              --         --          --            4           --            --            --
Contract purchase payments                      28,848     16,045      75,288      252,452      321,520        77,046        54,477
Net transfers(1)                                29,405     15,225     112,195      911,444    1,036,311       152,875       218,569
Transfers for policy loans                        (151)        --         947       (9,963)       7,406        (1,601)       (2,372)
Policy charges                                  (2,011)    (1,161)     (5,813)     (35,430)     (32,821)       (6,201)       (3,718)
Contract terminations:
   Surrender benefits                               --         --         (82)          --       (6,143)         (106)           --
   Death benefits                                   --         --          --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                56,091     30,109     182,535    1,118,507    1,326,273       222,013       266,956
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

                                       73

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)       YSV          YIF        YIS          YSE          YUE          YMC           YAG
OPERATIONS

Investment income (loss) -- net           $       (402) $     153  $      344  $       (44) $       132  $      2,588  $       (841)
Net realized gain (loss) on sales
   of investments                                 (935)    (1,492)       (506)          (1)        (255)        4,112          (623)
Distributions from capital gains                   412      6,167          --           --           --        24,529            --
Net change in unrealized appreciation
   or depreciation of investments                9,215    (10,815)      1,267        6,012         (497)        2,455       (25,578)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                     8,290     (5,987)      1,105        5,967         (620)       33,684       (27,042)
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                      17,674     25,126       8,444       46,442       64,830       139,486       137,825
Net transfers(1)                               134,133    209,278      57,277       58,218       86,397       398,819        91,354
Transfers for policy loans                         745      1,860         397       (3,741)      (7,522)        1,329        (1,668)
Policy charges                                  (1,831)    (5,731)       (642)      (4,088)      (4,706)      (15,073)       (9,771)
Contract terminations:
   Surrender benefits                               --         --          --           --           --          (520)          (41)
   Death benefits                                   --         --          --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
   transactions                                150,721    230,533      65,476       96,831      138,999       524,041       217,699
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     --         --          --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $    159,011   $224,546  $   66,581  $   102,798  $   138,379  $    557,725  $    190,657
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year              --         --          --           --           --            --            --
Contract purchase payments                      15,433     30,390       9,304       48,718       76,902       125,302       239,111
Net transfers(1)                               116,181    237,626      59,712       59,670      104,338       356,414       155,559
Transfers for policy loans                         543      1,065         374       (3,710)      (8,565)          314        (3,509)
Policy charges                                  (1,630)    (6,767)       (693)      (4,308)      (5,682)      (13,340)      (18,022)
Contract terminations:
   Surrender benefits                               --         --          --           --           --          (568)          (83)
   Death benefits                                   --         --          --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year               130,527    262,314      68,697      100,370      166,993       468,122       373,056
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

                                       74

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)       YGT         YIG          YIP         YGW          YDS         YPH          YIO
OPERATIONS

Investment income (loss)-- net            $        (44) $    (267) $     (691) $    (2,272) $    (1,708) $        770  $       (804)
Net realized gain (loss) on sales of
   investments                                  (2,806)    (2,474)     (1,062)      (1,253)        (710)         (349)         (480)
Distributions from capital gains                    --         --         370          541          779            --            --
Net change in unrealized appreciation
   or depreciation of investments               (6,768)    15,574)    (17,642)     (32,582)      28,598         1,362       (10,951)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                    (9,618)   (18,315)    (19,025)     (35,566)      26,959         1,783       (12,235)
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                      42,092    167,107      21,997      167,859      138,472        99,132       110,269
Net transfers(1)                                60,244    507,729     186,151      531,356      456,644        55,527        96,470
Transfers for policy loans                         (68)     3,011      (3,577)       8,771          (50)           --           576
Policy charges                                  (5,751)   (15,144)     (3,575)     (16,831)     (16,970)       (1,703)       (8,987)
Contract terminations:
   Surrender benefits                               --        (43)         --           --           --            --            --
   Death benefits                                   --         --          --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
   transactions                                 96,517    662,660     200,996      691,155      578,096       152,956       198,328
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     18          4          --           --           --            --            18
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $     86,917  $ 644,349  $  181,971  $   655,589  $   605,055  $    154,739  $    186,111
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year              22          5          --           --           --            --            19
Contract purchase payments                      77,156    232,767      28,867      229,012      161,446        99,163       163,770
Net transfers(1)                                98,442    689,973     223,382      704,657      517,273        56,235       132,693
Transfers for policy loans                        (121)     3,746      (4,315)      12,587         (116)           --           850
Policy charges                                 (10,062)   (21,719)     (4,346)     (23,170)     (19,877)       (1,709)      (13,254)
Contract terminations:
   Surrender benefits                               --        (88)         --           --           --            --            --
   Death benefits                                   --         --          --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year               165,437     904,684    243,588      923,086      658,726       153,689       284,078
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

                                       75

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                        ---------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                   YNO         YVS         YMI         YVA          YIC          YSP
OPERATIONS

Investment income (loss) -- net                      $   (169,601) $   (1,010) $    (2,179)  $   (3,429)     $   (420) $       (815)
Net realized gain (loss) on sales
   of investments                                        (846,328)     (3,216)      (7,135)        (736)         (998)         (156)
Distributions from capital gains                        3,611,875       2,658       10,442        4,671         4,172            --
Net change in unrealized appreciation
   or depreciation of investments                     (10,052,007)    (15,779)      56,814       56,654       (11,460)       12,487
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                           (7,456,061)    (17,347)      57,942       57,160        (8,706)       11,516
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                              4,705,041     133,677      111,652      226,660        43,615        92,534
Net transfers(1)                                       (1,296,068)    129,725      601,698    1,144,058        90,443       167,465
Transfers for policy loans                               (129,827)     (2,956)       1,557       (3,638)        7,741        14,605
Policy charges                                         (1,098,931)    (10,266)     (12,009)     (25,840)       (3,004)       (5,404)
Contract terminations:
   Surrender benefits                                    (327,193)        (82)        (117)      (1,143)       (4,426)       (4,910)
   Death benefits                                          (3,851)         --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
   transactions                                         1,849,171     250,098      702,781    1,340,097       134,369       264,290
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        23,054,797          --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $ 17,447,907  $  232,751  $   760,723  $ 1,397,257      $125,663  $    275,806
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                 12,742,567          --           --           --            --            --
Contract purchase payments                              3,397,902     216,841       96,158      193,960        57,872        85,101
Net transfers(1)                                       (1,085,937)    191,407      496,764      963,711       122,539       150,393
Transfers for policy loans                               (109,124)     (5,609)         399       (3,842)        9,433        13,050
Policy charges                                           (764,849)    (16,678)     (10,040)     (21,657)       (4,070)       (4,848)
Contract terminations:
   Surrender benefits                                    (278,482)       (513)        (171)      (1,497)       (6,251)       (4,675)
   Death benefits                                          (2,195)         --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       13,899,882     385,448      583,110    1,130,675       179,523       239,021
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and trans fers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                               ---------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000                                        YEQ          YGS          YIN          YIT
OPERATIONS

Investment income (loss)-- net                                   $ 21,536,390  $    27,716  $   315,752  $  3,052,708
Net realized gain (loss) on investments                             1,268,263       (8,280)     (60,806)       53,737
Net change in unrealized appreciation or depreciation
  of investments                                                  (50,145,875)      43,467       72,401    (8,583,595)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      (27,341,222)      62,903      327,347    (5,477,150)
========================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                          9,252,627       85,291      658,871     3,146,272
Net transfers(2)                                                    2,342,007      (67,291)    (494,978)    1,708,499
Transfers for policy loans                                         (1,457,126)     (15,583)     (26,114)     (228,628)
Policy charges                                                     (3,056,629)     (46,392)    (297,684)     (601,871)
Contract terminations:
   Surrender benefits                                              (2,635,242)     (16,425)    (128,853)     (408,230)
   Death benefits                                                     (71,797)      (6,532)        (237)       (5,787)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                      4,373,840      (66,932)    (288,995)    3,610,255
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                   104,189,499      621,800    5,869,707    20,110,134
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                        $ 81,222,117  $   617,771  $ 5,908,059  $ 18,243,239
========================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                             14,138,625      283,131    2,493,277     7,011,444
Contract purchase payments                                          1,293,878       37,680      276,621     1,270,825
Net transfers(2)                                                      350,154      (29,913)    (198,895)      678,373
Transfers for policy loans                                           (202,118)      (6,994)     (11,497)      (94,719)
Policy charges                                                       (446,472)     (20,509)    (132,793)     (246,563)
Contract terminations:
   Surrender benefits                                                (361,800)      (7,281)     (53,839)     (163,552)
   Death benefits                                                      (8,412)      (2,909)        (101)       (2,058)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                   14,763,855      253,205    2,372,773     8,453,750
========================================================================================================================

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                               ---------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000                                        YMA          YMM         YND(1)       YSA(1)
OPERATIONS

Investment income (loss)-- net                                   $  2,499,587  $   115,921  $        --  $         --
Net realized gain (loss) on investments                               744,461           14           --            --
Net change in unrealized appreciation or depreciation
   of investments                                                 (10,804,020)         (22)          --            --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                  (7,559,972)     115,913           --            --
========================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                          5,720,661    1,682,578           --            --
Net transfers(2)                                                   (1,120,699)    (992,061)          20            20
Transfers for policy loans                                           (576,472)      11,682           --            --
Policy charges                                                     (1,970,418)    (226,002)          (2)           (2)
Contract terminations:
   Surrender benefits                                              (1,213,243)     (61,315)          --            --
   Death benefits                                                    (299,776)          --           --            --
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                        540,053      414,882           18            18
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                    51,273,039    2,265,784           --            --
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                        $ 44,253,120  $ 2,796,579  $        18  $         18
========================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                             10,457,248    1,336,769           --            --
Contract purchase payments                                          1,167,423      967,742           --            --
Net transfers(2)                                                     (197,794)    (573,915)          23            36
Transfers for policy loans                                           (120,017)       5,728           --            --
Policy charges                                                       (422,256)    (129,575)          (3)           (4)
Contract terminations:
   Surrender benefits                                                (248,561)     (36,024)          --            --
   Death benefits                                                     (60,475)          --           --            --
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                   10,575,568    1,570,725           20            32
========================================================================================================================

(1) For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

                                       77

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                 YGI        YGC(1)     YGT(1)        YIG(1)        YIO(1)        YNO
OPERATIONS

Investment income (loss)-- net                       $    588,008  $       --  $        --  $        --  $         --  $  1,793,919
Net realized gain (loss) on investments                   101,712          --           --           --            --        82,191
Net change in unrealized appreciation or
  depreciation of investments                          (5,494,731)         --           --           --             1   (10,244,456)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      (4,805,011)         --           --           --             1    (8,368,346)
====================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                              5,428,429          --           --           --            --     5,108,971
Net transfers(2)                                        3,501,474           7           31            7            19     4,443,345
Transfers for policy loans                               (168,736)         --           --           --            --      (280,269)
Policy charges                                           (932,172)         (3)         (13)          (3)           (2)     (819,114)
Contract terminations:
   Surrender benefits                                    (506,548)         --           --           --            --      (511,005)
   Death benefits                                        (150,151)         --           --           --            --       (33,279)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          7,172,296           4           18            4            17     7,908,649
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        24,670,146          --           --           --            --    23,514,494
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $ 27,037,431  $        4  $        18  $         4  $         18  $ 23,054,797
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                 11,738,977          --           --           --            --     9,519,818
Contract purchase payments                              2,630,056          --           --           --            --     2,108,075
Net transfers(2)                                        1,696,962           7           37            8            22     1,790,695
Transfers for policy loans                                (82,682)         --           --           --            --      (112,460)
Policy charges                                           (468,899)         (3)         (15)          (3)           (3)     (347,048)
Contract terminations:
   Surrender benefits                                    (247,385)         --           --           --            --      (202,836)
   Death benefits                                         (74,388)         --           --           --            --       (13,677)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       15,192,641           4           22            5            19    12,742,567
====================================================================================================================================

(1) For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                               ---------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999                                          YEQ          YGS          YIN          YIT
OPERATIONS

Investment income (loss) -- net                                  $   (585,629) $    32,547  $   372,542  $    261,521
Net realized gain (loss) on investments                               732,221       (6,852)     (25,246)      112,837
Net change in unrealized appreciation or depreciation
  of investments                                                   45,611,195      (46,785)    (376,233)    4,786,384
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    45,757,787      (21,090)     (28,937)    5,160,742
========================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                          8,551,838       76,884      937,454     2,690,098
Net transfers(1)                                                     (266,660)     (29,547)    (297,141)      375,017
Transfers for policy loans                                           (660,439)         972      (47,618)     (148,216)
Policy charges                                                     (2,555,364)     (52,896)    (339,475)     (548,800)
Contract terminations:
   Surrender benefits                                              (1,845,102)     (31,234)    (177,402)     (431,146)
   Death benefits                                                    (161,163)          --      (10,084)      (23,806)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                      3,063,110      (35,821)      65,734     1,913,147
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                    55,368,602      678,711    5,832,910    13,036,245
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                        $104,189,499  $   621,800  $ 5,869,707  $ 20,110,134
========================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                             13,469,431      300,137    2,465,891     6,172,923
Contract purchase payments                                          1,912,015       38,617      398,861     1,178,548
Net transfers(1)                                                      (88,739)     (18,107)    (126,846)      162,379
Transfers for policy loans                                           (152,457)         445      (20,230)      (64,174)
Policy charges                                                       (569,337)     (23,883)    (144,424)     (241,215)
Contract terminations:
   Surrender benefits                                                (392,808)     (14,078)     (75,706)     (186,276)
   Death benefits                                                     (39,480)          --       (4,269)      (10,741)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                   14,138,625      283,131    2,493,277     7,011,444
========================================================================================================================

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                               ---------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999                                          YMA          YMM         YGI          YNO
OPERATIONS

Investment income (loss)-- net                                    $   879,305  $    76,580  $    61,119  $     15,874
Net realized gain (loss) on investments                               367,841           15       16,851        21,134
Net change in unrealized appreciation or depreciation
  of investments                                                    8,387,190           17    5,089,669     8,641,203
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     9,634,336       76,612    5,167,639     8,678,211
========================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                          5,781,403    1,668,505    4,193,541     3,518,254
Net transfers(1)                                                       16,778     (978,263)   6,517,721     4,066,144
Transfers for policy loans                                           (416,682)     (23,816)     (96,776)     (101,160)
Policy charges                                                     (1,960,792)    (183,207)    (615,933)     (490,797)
Contract terminations:
   Surrender benefits                                              (1,049,766)     (11,484)    (256,831)     (197,525)
   Death benefits                                                    (125,555)      (5,647)     (30,962)      (11,094)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                      2,245,386      466,088    9,710,760     6,783,822
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                    39,393,317    1,723,084    9,791,747     8,052,461
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                        $ 51,273,039  $ 2,265,784  $24,670,146  $ 23,514,494
========================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                              9,922,663    1,054,652    6,205,902     5,471,531
Contract purchase payments                                          1,366,155    1,003,107    2,384,670     2,096,643
Net transfers(1)                                                        9,127     (586,229)   3,721,071     2,429,065
Transfers for policy loans                                            (98,711)     (14,477)     (55,821)      (61,517)
Policy charges                                                       (463,652)    (110,009)    (351,569)     (293,045)
Contract terminations:
   Surrender benefits                                                (248,464)      (6,877)    (146,760)     (115,821)
   Death benefits                                                     (29,870)      (3,398)     (18,516)       (7,038)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                   10,457,248    1,336,769   11,738,977     9,519,818
========================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
IDS Life of New York Account 8 (the Variable Account) was established under New York law on Sept. 12, 1985 as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Aug. 31, 1987.


The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which aSre registered under the 1940 Act as open-end management investment companies and have the following investment managers.



SUBACCOUNT      INVESTS EXCLUSIVELY IN SHARES OF                                     INVESTMENT MANAGER
------------------------------------------------------------------------------------------------------------------------------------
YEQ             IDS Life Series Fund - Equity Portfolio                              IDS Life Insurance Company(1)
YEI(2)          IDS Life Series Fund - Equity Income Portfolio                       IDS Life Insurance Company(1)
YGS             IDS Life Series Fund - Government Securities Portfolio               IDS Life Insurance Company(1)
YIN             IDS Life Series Fund - Income Portfolio                              IDS Life Insurance Company(1)
YIT             IDS Life Series Fund - International Equity Portfolio                IDS Life Insurance Company(1)
YMA             IDS Life Series Fund - Managed Portfolio                             IDS Life Insurance Company(1)
YMM             IDS Life Series Fund - Money Market Portfolio                        IDS Life Insurance Company(1)
YBC(2)          AXP(R) Variable Portfolio - Blue Chip Advantage Fund                 IDS Life Insurance Company(1)
YBD(2)          AXP(R) Variable Portfolio - Bond Fund                                IDS Life Insurance Company(1)
YCR(2)          AXP(R) Variable Portfolio - Capital Resource Fund                    IDS Life Insurance Company(1)
YCM(2)          AXP(R) Variable Portfolio - Cash Management Fund                     IDS Life Insurance Company(1)
YDE(2)          AXP(R) Variable Portfolio - Diversified Equity Income Fund           IDS Life Insurance Company(1)
YEM(2)          AXP(R) Variable Portfolio - Emerging Markets Fund                    IDS Life Insurance Company(3)
YEX(2)          AXP(R) Variable Portfolio - Extra Income Fund                        IDS Life Insurance Company(1)
YFI(2)          AXP(R) Variable Portfolio - Federal Income Fund                      IDS Life Insurance Company(1)
YGB(2)          AXP(R) Variable Portfolio - Global Bond Fund                         IDS Life Insurance Company(1)
YGR(2)          AXP(R) Variable Portfolio - Growth Fund                              IDS Life Insurance Company(1)
YIE(2)          AXP(R) Variable Portfolio - International Fund                       IDS Life Insurance Company(3)
YMF(2)          AXP(R) Variable Portfolio - Managed Fund                             IDS Life Insurance Company(1)
YND             AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                   IDS Life Insurance Company(1)
YIV(2)          AXP(R) Variable Portfolio - S&P 500 Index Fund                       IDS Life Insurance Company(1)
YSM(2)          AXP(R) Variable Portfolio - Small Cap Advantage Fund                 IDS Life Insurance Company(4)
YSA             AXP(R) Variable Portfolio - Strategy Aggressive Fund                 IDS Life Insurance Company(1)
YCA(2)          AIM V.I. Capital Appreciation Fund, Series I                         A I M Advisors, Inc.
YCD(2)          AIM V.I. Capital Development Fund, Series I                          A I M Advisors, Inc.
YGI             AIM V.I. Core Equity Fund, Series I                                  A I M Advisors, Inc.
                 (previously AIM V.I. Growth and Income Fund, Series I)
YIR(2)          American Century(R) VP International                                 American Century Investment Management, Inc.
YVL(2)          American Century(R) VP Value                                         American Century Investment Management, Inc.
YSB(2)          Calvert Variable Series, Inc. Social Balanced Portfolio              Calvert Asset Management Company, Inc.(5)
YEG(2)          Credit Suisse Trust - Emerging Growth Portfolio                      Credit Suisse Asset Management, LLC
YSC(2)          Credit Suisse Trust - Small Cap Growth Portfolio                     Credit Suisse Asset Management, LLC
                 (previously Credit Suisse Warburg Pincus Trust - Small
                 Company Growth Portfolio)
YGC             Fidelity VIP Growth & Income Portfolio (Service Class)               Fidelity Management & Research Company (FMR)(6)
YMP(2)          Fidelity VIP Mid Cap Portfolio (Service Class)                       Fidelity Management & Research Company (FMR)(6)
YOS(2)          Fidelity VIP Overseas Portfolio (Service Class)                      Fidelity Management & Research Company (FMR)(7)
YRE(2)          FTVIPT Franklin Real Estate Fund - Class 2                           Franklin Advisers, Inc.
YSV(2)          FTVIPT Franklin Small Cap Value Securities Fund - Class 2            Franklin Advisory Services, LLC
                 (previously FTVIPT Franklin Value Securities Fund - Class 2)
YIF(2)          FTVIPT Templeton Foreign Securities Fund - Class 2(8)                Templeton Investment Counsel, LLC
                 (previously FTVIPT Templeton International Securities Fund- Class 2)
YIS(2)          FTVIPT Templeton International Smaller Companies Fund - Class 2(8)   Templeton Investment Counsel, LLC
YSE(2)          Goldman Sachs VIT CORE(SM) Small Cap Equity Fund                     Goldman Sachs Asset Management
YUE(2)          Goldman Sachs VIT CORE(SM) U.S. Equity Fund                          Goldman Sachs Asset Management
YMC(2)          Goldman Sachs VIT Mid Cap Value Fund                                 Goldman Sachs Asset Management
YAG(2)          Janus Aspen Series Aggressive Growth Portfolio: Service Shares       Janus Capital
YGT             Janus Aspen Series Global Technology Portfolio: Service Shares       Janus Capital
YIG             Janus Aspen Series International Growth Portfolio: Service Shares    Janus Capital
YIP(2)          Lazard Retirement International Equity Portfolio                     Lazard Asset Management
YGW(2)          MFS(R) Investors Growth Stock Series - Service Class                 MFS Investment Management(R)
YDS             MFS(R) New Discovery Series - Service Class                          MFS Investment Management(R)

                                       80

SUBACCOUNT      INVESTS EXCLUSIVELY IN SHARES OF                                     INVESTMENT MANAGER
------------------------------------------------------------------------------------------------------------------------------------
YPH(2)          Putnam VT High Yield Fund - Class IB Shares                          Putnam Investment Management, LLC
YIO             Putnam VT International New Opportunities Fund - Class IB Shares     Putnam Investment Management, LLC
YNO             Putnam VT New Opportunities Fund - Class IA Shares                   Putnam Investment Management, LLC
YVS(2)          Putnam VT Vista Fund - Class IB Shares                               Putnam Investment Management, LLC
YMI(2)          Royce Micro-Cap Portfolio                                            Royce & Associates, LLC
YVA(2)          Third Avenue Value Portfolio                                         EQSF Advisers, Inc.
YIC(2)          Wanger International Small Cap                                       Liberty Wanger Asset Management, L.P.
YSP(2)          Wanger U.S. Smaller Companies                                        Liberty Wanger Asset Management, L.P.
                 (previously Wanger U.S. Small Cap)
------------------------------------------------------------------------------------------------------------------------------------


(1) American Express Financial Corporation (AEFC) is the investment adviser.

(2) Operations commenced on Nov. 13, 2000. The subaccount had no activity as of Dec. 31, 2000.
(3) AEFC is the investment adviser. American Express Asset Management International Inc. is the sub-adviser.
(4) SSgA Funds Management, Inc. and Brown Capital Management are the investment sub-advisers.
(5) NCM Capital Management Group, Inc. is the investment subadviser.
(6) FMR U.K. and FMR Far East are the sub-investment advisers.
(7) FMR U.K., FMR Far East, Fidelity International Investment Advisors (FIIA) and FIIA U.K. are the sub-investment advisers.
(8) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into FTVIPT Foreign Securities Fund - Class 2 as of April 30, 2002.


The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.


American Express Financial Advisors Inc., an affiliate of IDS Life of New York, serves as distributor of the IDS Life of New York Variable Universal Life III Policy.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. VARIABLE ACCOUNT EXPENSES
IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. IDS Life of New York deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.9% of the average daily net assets of each subaccount.

4. POLICY CHARGES


A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.


A policy fee is deducted each month to reimburse IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. Additional information can be found in the applicable product's prospectus.

IDS Life of New York deducts a premium expense charge from each premium payment. It partially compensates IDS Life of New York for expenses in distributing the policy, including the agents' compensation, advertising and printing the prospectus and sales literature. It also compensates IDS Life of New York for paying premium taxes imposed by the state of New York.

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by the rider.

Some products may also charge a death benefit guarantee charge. Additional information can be found in the applicable product's prospectus.

5. SURRENDER CHARGES
IDS Life of New York will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the applicable product's prospectus. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $1,093,596 in 2001, $921,090 in 2000 and $993,347 in 1999.
Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life of New York.

6. RELATED PARTY TRANSACTIONS


Management fees were paid indirectly to IDS Life Insurance Company (IDS Life) in its capacity as investment manager for the IDS Life Series Funds and AXP(R) Variable Portfolio Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:


FUND                                                           PERCENTAGE RANGE
--------------------------------------------------------------------------------
IDS Life Series Fund - Equity Portfolio                         0.70%
IDS Life Series Fund - Equity Income Portfolio                  0.70%
IDS Life Series Fund - Government Securities Portfolio          0.70%
IDS Life Series Fund - Income Portfolio                         0.70%
IDS Life Series Fund - International Equity Portfolio           0.95%
IDS Life Series Fund - Managed Portfolio                        0.70%
IDS Life Series Fund - Money Market Portfolio                   0.50%
AXP(R) Variable Portfolio - Blue Chip Advantage Fund            0.560% to 0.470%
AXP(R) Variable Portfolio - Bond Fund                           0.610% to 0.535%
AXP(R) Variable Portfolio - Capital Resource Fund               0.630% to 0.570%
AXP(R) Variable Portfolio - Cash Management Fund                0.510% to 0.440%
AXP(R) Variable Portfolio - Diversified Equity Income Fund      0.560% to 0.470%
AXP(R) Variable Portfolio - Emerging Markets Fund               1.170% to 1.095%
AXP(R) Variable Portfolio - Extra Income Fund                   0.620% to 0.545%
AXP(R) Variable Portfolio - Federal Income Fund                 0.610% to 0.535%
AXP(R) Variable Portfolio - Global Bond Fund                    0.840% to 0.780%
AXP(R) Variable Portfolio - Growth Fund                         0.630% to 0.570%
AXP(R) Variable Portfolio - International Fund                  0.870% to 0.795%
AXP(R) Variable Portfolio - Managed Fund                        0.630% to 0.550%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)              0.630% to 0.570%
AXP(R) Variable Portfolio - S&P 500 Index Fund                  0.290% to 0.260%
AXP(R) Variable Portfolio - Small Cap Advantage Fund            0.790% to 0.650%
AXP(R) Variable Portfolio - Strategy Aggressive Fund            0.650% to 0.575%
--------------------------------------------------------------------------------

IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for IDS Life Series Fund - International Equity Portfolio, AXP(R) Variable Portfolio - International Fund and AXP(R) Variable Portfolio - S&P 500 Index Fund and 0.25% for each remaining Fund.

The AXP(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The AXP(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

FUND                                                           PERCENTAGE RANGE
--------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Blue Chip Advantage Fund            0.040% to 0.020%
AXP(R) Variable Portfolio - Bond Fund                           0.050% to 0.025%
AXP(R) Variable Portfolio - Capital Resource Fund               0.050% to 0.030%
AXP(R) Variable Portfolio - Cash Management Fund                0.030% to 0.020%
AXP(R) Variable Portfolio - Diversified Equity Income Fund      0.040% to 0.020%
AXP(R) Variable Portfolio - Emerging Markets Fund               0.100% to 0.050%
AXP(R) Variable Portfolio - Extra Income Fund                   0.050% to 0.025%
AXP(R) Variable Portfolio - Federal Income Fund                 0.050% to 0.025%
AXP(R) Variable Portfolio - Global Bond Fund                    0.060% to 0.040%
AXP(R) Variable Portfolio - Growth Fund                         0.050% to 0.030%
AXP(R) Variable Portfolio - International Fund                  0.060% to 0.035%
AXP(R) Variable Portfolio - Managed Fund                        0.040% to 0.020%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)              0.050% to 0.030%
AXP(R) Variable Portfolio - S&P 500 Index Fund                  0.080% to 0.065%
AXP(R) Variable Portfolio - Small Cap Advantage Fund            0.060% to 0.035%
AXP(R) Variable Portfolio - Strategy Aggressive Fund            0.060% to 0.035%
--------------------------------------------------------------------------------


The IDS Life Series Funds and AXP(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.


7. INVESTMENT IN SHARES
The subaccounts' investments in shares of the Funds as of Dec. 31, 2001 were as follows:


----------------------------------------------------------------------------------------------------
SUBACCOUNT   INVESTMENT                                                       SHARES       NAV
----------------------------------------------------------------------------------------------------
YEQ          IDS Life Series Fund - Equity Portfolio                          3,186,809    $   17.32
YEI          IDS Life Series Fund - Equity Income Portfolio                       2,815         9.76
YGS          IDS Life Series Fund - Government Securities Portfolio              82,725        10.28
YIN          IDS Life Series Fund - Income Portfolio                            667,264         9.54
YIT          IDS Life Series Fund - International Equity Portfolio            1,194,796        10.92
YMA          IDS Life Series Fund - Managed Portfolio                         2,415,648        14.88
YMM          IDS Life Series Fund - Money Market Portfolio                    3,321,851         1.00
YBC          AXP(R) Variable Portfolio - Blue Chip Advantage Fund                 4,225         8.19
YBD          AXP(R) Variable Portfolio - Bond Fund                               75,600        10.47
YCR          AXP(R) Variable Portfolio - Capital Resource Fund                      661        21.69
YCM          AXP(R) Variable Portfolio - Cash Management Fund                   540,102         1.00
YDE          AXP(R) Variable Portfolio - Diversified Equity Income Fund          67,353        10.10
YEM          AXP(R) Variable Portfolio - Emerging Markets Fund                    1,751         7.41
YEX          AXP(R) Variable Portfolio - Extra Income Fund                       55,936         6.57
YFI          AXP(R) Variable Portfolio - Federal Income Fund                     16,175        10.33
YGB          AXP(R) Variable Portfolio - Global Bond Fund                         9,725         9.55
YGR          AXP(R) Variable Portfolio - Growth Fund                             19,200         6.51
YIE          AXP(R) Variable Portfolio - International Fund                       1,811         8.10
YMF          AXP(R) Variable Portfolio - Managed Fund                             7,028        15.42
YND          AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                 134,657        15.97
YIV          AXP(R) Variable Portfolio - S&P 500 Index Fund                     109,686         7.82
YSM          AXP(R) Variable Portfolio - Small Cap Advantage Fund                 9,932        10.47
YSA          AXP(R) Variable Portfolio - Strategy Aggressive Fund                14,535         8.34
YCA          AIM V.I. Capital Appreciation Fund, Series I                         2,827        21.72
YCD          AIM V.I. Capital Development Fund, Series I                         10,993        11.94
YGI          AIM V.I. Core Equity Fund, Series I                              1,108,876        20.20
              (previously AIM V.I. Growth and Income Fund, Series I)
YIR          American Century(R) VP International                                44,789         6.59
YVL          American Century(R) VP Value                                       155,725         7.44
YSB          Calvert Variable Series, Inc. Social Balanced Portfolio             27,350         1.76
YEG          Credit Suisse Trust - Emerging Growth Portfolio                      2,231        10.75
YSC          Credit Suisse Trust - Small Cap Growth Portfolio                     8,213        14.01
              (previously Credit Suisse Warburg Pincus Trust - Small
              Company Growth Portfolio)
YGC          Fidelity VIP Growth & Income Portfolio (Service Class)              76,069        13.12
YMP          Fidelity VIP Mid Cap Portfolio (Service Class)                      67,309        19.54
YOS          Fidelity VIP Overseas Portfolio (Service Class)                     12,089        13.83

                                       83

----------------------------------------------------------------------------------------------------
SUBACCOUNT   INVESTMENT                                                       SHARES        NAV
----------------------------------------------------------------------------------------------------
YRE          FTVIPT Franklin Real Estate Fund - Class 2                          17,159     $  17.99
YSV          FTVIPT Franklin Small Cap Value Securities Fund - Class 2           14,602        10.89
              (previously FTVIPT Franklin Value Securities Fund - Class 2)
YIF          FTVIPT Templeton Foreign Securities Fund - Class 2                  19,127        11.74
              (previously FTVIPT Templeton International Securities
              Fund - Class 2)
YIS          FTVIPT Templeton International Smaller Companies Fund -
              Class 2                                                             6,573        10.13
YSE          Goldman Sachs VIT CORE(SM) Small Cap Equity Fund                     9,483        10.84
YUE          Goldman Sachs VIT CORE(SM) U.S. Equity Fund                         12,649        10.94
YMC          Goldman Sachs VIT Mid Cap Value Fund                                49,400        11.29
YAG          Janus Aspen Series Aggressive Growth Portfolio: Service Shares       8,774        21.73
YGT          Janus Aspen Series Global Technology Portfolio: Service Shares      21,303         4.08
YIG          Janus Aspen Series International Growth Portfolio:
              Service Shares                                                     27,654        23.30
YIP          Lazard Retirement International Equity Portfolio                    20,019         9.09
YGW          MFS(R) Investors Growth Stock Series - Service Class                67,796         9.67
YDS          MFS(R) New Discovery Series - Service Class                         39,754        15.22
YPH          Putnam VT High Yield Fund - Class IB Shares                         19,222         8.05
YIO          Putnam VT International New Opportunities Fund - Class
              IB Shares                                                          19,078         9.75
YNO          Putnam VT New Opportunities Fund - Class IA Shares               1,046,665        16.67
YVS          Putnam VT Vista Fund - Class IB Shares                              20,525        11.34
YMI          Royce Micro-Cap Portfolio                                           84,525         9.00
YVA          Third Avenue Value Portfolio                                        81,500        17.13
YIC          Wanger International Small Cap                                       8,160        15.40
YSP          Wanger U.S. Smaller Companies                                       12,396        22.25
              (previously Wanger U.S. Small Cap)
----------------------------------------------------------------------------------------------------


8. INVESTMENT TRANSACTIONS
The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2001 were as follows:


SUBACCOUNT   INVESTMENT                                                        PURCHASES
-------------------------------------------------------------------------------------------
YEQ          IDS Life Series Fund - Equity Portfolio                           $ 12,028,147
YEI          IDS Life Series Fund - Equity Income Portfolio                          30,241
YGS          IDS Life Series Fund - Government Securities Portfolio                 322,592
YIN          IDS Life Series Fund - Income Portfolio                              1,043,344
YIT          IDS Life Series Fund - International Equity Portfolio                1,699,425
YMA          IDS Life Series Fund - Managed Portfolio                             3,170,060
YMM          IDS Life Series Fund - Money Market Portfolio                        4,857,271
YBC          AXP(R) Variable Portfolio - Blue Chip Advantage Fund                    38,891
YBD          AXP(R) Variable Portfolio - Bond Fund                                  934,798
YCR          AXP(R) Variable Portfolio - Capital Resource Fund                       14,196
YCM          AXP(R) Variable Portfolio - Cash Management Fund                       711,562
YDE          AXP(R) Variable Portfolio - Diversified Equity Income Fund             691,981
YEM          AXP(R) Variable Portfolio - Emerging Markets Fund                       14,438
YEX          AXP(R) Variable Portfolio - Extra Income Fund                          456,209
YFI          AXP(R) Variable Portfolio - Federal Income Fund                        175,000
YGB          AXP(R) Variable Portfolio - Global Bond Fund                            97,415
YGR          AXP(R) Variable Portfolio - Growth Fund                                162,674
YIE          AXP(R) Variable Portfolio - International Fund                          16,969
YMF          AXP(R) Variable Portfolio - Managed Fund                               120,190
YND          AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                   2,186,040
YIV          AXP(R) Variable Portfolio - S&P 500 Index Fund                         927,500
YSM          AXP(R) Variable Portfolio - Small Cap Advantage Fund                   104,458
YSA          AXP(R) Variable Portfolio - Strategy Aggressive Fund                   169,431
YCA          AIM V.I. Capital Appreciation Fund, Series I                            84,774
YCD          AIM V.I. Capital Development Fund, Series I                            140,256
YGI          AIM V.I. Core Equity Fund, Series I                                  3,679,814
              (previously AIM V.I. Growth and Income Fund, Series I)
YIR          American Century(R) VP International                                   324,837
YVL          American Century(R) VP Value                                         1,160,184
YSB          Calvert Variable Series, Inc. Social Balanced Portfolio                 56,343
YEG          Credit Suisse Trust - Emerging Growth Portfolio                         25,223
YSC          Credit Suisse Trust - Small Cap Growth Portfolio                       114,035
              (previously Credit Suisse Warburg Pincus Trust - Small Company
              Growth Portfolio)
YGC          Fidelity VIP Growth & Income Portfolio (Service Class)               1,066,942
YMP          Fidelity VIP Mid Cap Portfolio (Service Class)                       1,264,014

                                       84

--------------------------------------------------------------------------------------------
SUBACCOUNT   INVESTMENT                                                        PURCHASES
--------------------------------------------------------------------------------------------
YOS          Fidelity VIP Overseas Portfolio (Service Class)                      $ 181,113
YRE          FTVIPT Franklin Real Estate Fund - Class 2                             301,591
YSV          FTVIPT Franklin Small Cap Value Securities Fund - Class 2              157,433
              (previously FTVIPT Franklin Value Securities Fund - Class 2)
YIF          FTVIPT Templeton Foreign Securities Fund - Class 2                     250,297
              (previously FTVIPT Templeton International Securities Fund -
              Class 2)
YIS          FTVIPT Templeton International Smaller Companies Fund - Class 2         84,461
YSE          Goldman Sachs VIT CORE(SM) Small Cap Equity Fund                       109,025
YUE          Goldman Sachs VIT CORE(SM) U.S. Equity Fund                            151,398
YMC          Goldman Sachs VIT Mid Cap Value Fund                                   626,900
YAG          Janus Aspen Series Aggressive Growth Portfolio: Service Shares         222,244
YGT          Janus Aspen Series Global Technology Portfolio: Service Shares         106,850
YIG          Janus Aspen Series International Growth Portfolio: Service Shares      674,278
YIP          Lazard Retirement International Equity Portfolio                       215,674
YGW          MFS(R) Investors Growth Stock Series - Service Class                   703,352
YDS          MFS(R) New Discovery Series - Service Class                            593,822
YPH          Putnam VT High Yield Fund - Class IB Shares                            165,927
YIO          Putnam VT International New Opportunities Fund - Class IB Shares       214,555
YNO          Putnam VT New Opportunities Fund - Class IA Shares                   6,858,700
YVS          Putnam VT Vista Fund - Class IB Shares                                 278,444
YMI          Royce Micro-Cap Portfolio                                              791,335
YVA          Third Avenue Value Portfolio                                         1,353,037
YIC          Wanger International Small Cap                                         142,794
YSP          Wanger U.S. Smaller Companies                                          271,319
              (previously Wanger U.S. Small Cap)
--------------------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the subaccounts.


                         YEQ        YEI        YGS        YIN        YIT        YMA        YMM        YBC        YBD        YCR
                      --------------------------------------------------------------------------------------------------------------

AT DEC. 31, 2000
Accumulation unit
 value                 $   5.50   $   1.02   $   2.44   $   2.49   $   2.16   $   4.18   $   1.78   $   0.96   $   1.02   $   0.86
------------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit
 value                 $   3.74   $   1.03   $   2.57   $   2.67   $   1.54   $   3.35   $   1.83   $   0.79   $   1.08   $   0.70
Units (000s)             14,771         27        332      2,394      8,458     10,735      1,816         44        738         20
Net assets (000s)      $ 55,172   $     28   $    853   $  6,389   $ 13,039   $ 35,923   $  3,329   $     35   $    795   $     14
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
 DEC. 31, 2001
Investment income(1)       0.13%      1.13%      5.10%      6.16%      0.93%      1.89%      3.73%      0.64%      6.26%      0.77%
Expense ratio(2)           0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%
Total return(3)          (32.00)%     0.98%      5.33%      7.23%    (28.70)%   (19.86)%     2.81%    (17.71)%     5.88%    (18.60)%
------------------------------------------------------------------------------------------------------------------------------------

                          YCM        YDE        YEM        YEX        YFI        YGB        YGR        YIE        YMF        YND
                       -------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit
 value                 $   1.00   $   1.02   $   0.93   $   0.96   $   1.02   $   1.06   $   0.89   $   0.76   $   0.93   $   0.90
------------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit
 value                 $   1.02   $   1.03   $   0.91   $   0.99   $   1.06   $   1.06   $   0.61   $   0.54   $   0.82   $   0.74
Units (000s)                532        662         14        373        138         88        206         27        131      2,895
Net assets (000s)      $    544   $    680   $     13   $    370   $    146   $     93   $    126   $     15   $    108   $  2,151
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
 DEC. 31, 2001
Investment income(1)       2.70%      1.41%      0.02%     10.77%      4.36%      5.83%        --       1.51%      2.56%      0.34%
Expense ratio(2)           0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%
Total return(3)            2.00%      0.98%     (2.15)%     3.13%      3.92%      0.00%    (31.46)%   (28.95)%   (11.83)%   (17.78)%
------------------------------------------------------------------------------------------------------------------------------------

                          YIV        YSM        YSA        YCA        YCD        YGI        YIR        YVL        YSB        YEG
                       -------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit
value                  $   0.96   $   0.98   $   0.58   $   0.89   $   1.01   $   1.78   $   1.00   $   1.07   $   0.93   $   0.96
------------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit
 value                 $   0.83   $   0.91   $   0.38   $   0.68   $   0.92   $   1.36   $   0.71   $   1.20   $   0.86   $   0.80
Units (000s)              1,027        115        317         90        143     16,462        419        964         56         30
Net assets (000s)      $    857   $    104   $    121   $     61   $    131   $ 22,399   $    295   $  1,159   $     48   $     24
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
 DEC. 31, 2001
Investment income(1)       1.14%        --       0.30%        --         --       0.05%        --         --      10.97%        --
Expense ratio(2)           0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%
Total return(3)          (13.54)%    (7.14)%   (34.48)%   (23.60)%    (8.91)%   (23.60)%   (29.00)%    12.15%     (7.53)%   (16.67)%
------------------------------------------------------------------------------------------------------------------------------------

                          YSC       YGC        YMP        YOS        YRE        YSV        YIF        YIS        YSE        YUE
                       -------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit
 value                 $   0.76   $   0.99   $   1.04   $   0.96   $   1.08   $   1.08   $   1.03   $   1.00   $   0.99   $   0.95
------------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit
 value                 $   0.63   $   0.89   $   0.99   $   0.75   $   1.16   $   1.22   $   0.86   $   0.97   $   1.02   $   0.83
Units (000s)                183      1,119      1,326        222        267        131        262         69        100        167
Net assets (000s)      $    115   $    998   $  1,315   $    167   $    309   $    159   $    225   $     67   $    103   $    138
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
 DEC. 31, 2001
Investment income(1)         --       0.21%        --       0.14%      1.84%      0.14%      1.11%      2.48%      0.78%      1.15%
Expense ratio(2)           0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%
Total return(3)          (17.11)%   (10.10)%    (4.81)%   (21.88)%     7.41%     12.96%    (16.50)%    (3.00)%     3.03%    (12.63)%
------------------------------------------------------------------------------------------------------------------------------------

                                        86

                          YMC        YAG        YGT        YIG        YIP        YGW        YDS        YPH        YIO        YNO
------------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit
 value                 $   1.07   $   0.85   $   0.85   $   0.94   $   0.99   $   0.95   $   0.98   $   0.98   $   0.93   $   1.81
------------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit
 value                 $   1.19   $   0.51   $   0.53   $   0.71   $   0.75   $   0.71   $   0.92   $   1.01   $   0.66   $   1.26
Units (000s)                468        373        165        905        244        923        659        154        284     13,900
Net assets (000s)      $    558   $    191   $     87   $    644   $    182   $    656   $    605   $    155   $    186   $ 17,448
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
 DEC. 31, 2001
Investment income(1)       1.99%        --       0.77%      0.78%      0.01%      0.02%        --       2.62%        --         --
Expense ratio(2)           0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%      0.90%
Total return(3)           11.21%    (40.00)%   (37.65)%   (24.47)%   (24.24)%   (25.26)%    (6.12)%     3.06%    (29.03)%   (30.39)%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 YVS        YMI        YVA        YIC        YSP
                                                                              ------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit
 value                                                                        $   0.92   $   1.01   $   1.10   $   0.90   $   1.05
------------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit
 value                                                                        $   0.60   $   1.30   $   1.24   $   0.70   $   1.15
Units (000s)                                                                       385        583      1,131        180        239
Net assets (000s)                                                             $    233   $    761   $  1,397   $    126   $    276
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
 DEC. 31, 2001
Investment income(1)                                                                --         --       0.15%        --       0.01%
Expense ratio(2)                                                                  0.90%      0.90%      0.90%      0.90%      0.90%
Total return(3)                                                                 (34.78)%    28.71%     12.73%    (22.22)%     9.52%
------------------------------------------------------------------------------------------------------------------------------------



(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.


YEAR ENDED DEC. 31,       2001       2000       1999       1998       1997       1996       1995       1994       1993       1992
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEQ
(INVESTING IN SHARES
OF IDS LIFE SERIES
FUND - EQUITY
PORTFOLIO)
Accumulation unit
value at beginning
of period               $   5.50   $   7.37   $   4.11   $   3.80   $   3.17   $   2.66   $   1.94   $   1.91   $   1.70   $   1.63
Accumulation unit
value at end of
period                  $   3.74   $   5.50   $   7.37   $   4.11   $   3.80   $   3.17   $   2.66   $   1.94   $   1.91   $   1.70
Number of accumulation
units outstanding
at end of period
(000 omitted)             14,771     14,764     14,139     13,469     11,924     10,219      7,545      6,265      4,382      2,916
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEI(1),(2)
(INVESTING IN SHARES
OF IDS LIFE SERIES
FUND - EQUITY INCOME
PORTFOLIO)
Accumulation unit
value at beginning of
period                  $   1.02   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.03   $   1.02         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                 27         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGS
(INVESTING IN SHARES
OF IDS LIFE SERIES
FUND - GOVERNMENT
SECURITIES PORTFOLIO)
Accumulation unit
value at beginning of
period                  $   2.44   $   2.20   $   2.26   $   2.11   $   1.96   $   1.94   $   1.66   $   1.76   $   1.58   $   1.50
Accumulation unit
value at end of
period                  $   2.57   $   2.44   $   2.20   $   2.26   $   2.11   $   1.96   $   1.94   $   1.66   $   1.76   $   1.58
Number of accumulation
units outstanding
at end of period
(000 omitted)                332        253        283        300        256        295        301        284        244        159
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIN
(INVESTING IN SHARES
OF IDS LIFE SERIES
FUND - INCOME
PORTFOLIO)
Accumulation unit
value at beginning of
period                  $   2.49   $   2.35   $   2.37   $   2.26   $   2.11   $   2.06   $   1.72   $   1.81   $   1.59   $   1.47
Accumulation unit
value at end of
period                  $   2.67   $   2.49   $   2.35   $   2.37   $   2.26   $   2.11   $   2.06   $   1.72   $   1.81   $   1.59
Number of accumulation
units outstanding
at end of period
(000 omitted)              2,394      2,373      2,493      2,466      2,184      2,032      1,614      1,408      1,308        744
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIT(3)
(INVESTING IN SHARES
OF IDS LIFE SERIES
FUND - INTERNATIONAL
EQUITY PORTFOLIO)
Accumulation unit
value at beginning of
period                  $   2.16   $   2.87   $   2.11   $   1.75   $   1.66   $   1.36   $   0.98   $   1.00       --         --
Accumulation unit
value at end of
period                  $   1.54   $   2.16   $   2.87   $   2.11   $   1.75   $   1.66   $   1.36   $   0.98       --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)              8,458      8,454      7,011      6,173      4,820      2,922        759        130       --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMA
(INVESTING IN SHARES
OF IDS LIFE SERIES
FUND - MANAGED
PORTFOLIO)
Accumulation unit
value at beginning of
period                  $   4.18   $   4.90   $   3.97   $   3.50   $   2.99   $   2.64   $   2.24   $   2.24   $   1.89   $   1.73
Accumulation unit
value at end of
period                  $   3.35   $   4.18   $   4.90   $   3.97   $   3.50   $   2.99   $   2.64   $   2.24   $   2.24   $   1.89
Number of accumulation
units outstanding
at end of period
(000 omitted)             10,735     10,576     10,457      9,923      9,079      8,043      6,737      6,000      4,308      2,720
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMM
(INVESTING IN SHARES
OF IDS LIFE SERIES
FUND - MONEY MARKET
PORTFOLIO)
Accumulation unit
value at beginning of
period                  $   1.78   $   1.69   $   1.63   $   1.57   $   1.52   $   1.46   $   1.39   $   1.35   $   1.33   $   1.29
Accumulation unit
value at end of
period                  $   1.83   $   1.78   $   1.69   $   1.63   $   1.57   $   1.52   $   1.46   $   1.39   $   1.35   $   1.33
Number of accumulation
units outstanding
at end of period
(000 omitted)              1,816      1,571      1,337      1,055        735        605        352        196        193        147
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YBC(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - BLUE CHIP
ADVANTAGE FUND)
Accumulation unit
value at beginning of
period                  $   0.96   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.79   $   0.96         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                 44         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YBD(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - BOND FUND)
Accumulation unit
value at beginning of
period                  $   1.02   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.08   $   1.02         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                738         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YCR(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - CAPITAL
RESOURCE FUND)
Accumulation unit
value at beginning of
period                  $   0.86   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.70   $   0.86         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                 20         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------

                                         88

YEAR ENDED DEC. 31,       2001       2000       1999       1998       1997       1996       1995       1994       1993       1992
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YCM(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - CASH
MANAGEMENT FUND)
Accumulation unit
value at beginning of
period                  $   1.00   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.02   $   1.00         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omi0tted)               532         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YDE(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - DIVERSIFIED
EQUITY INCOME FUND)
Accumulation unit
value at beginning of
period                  $   1.02   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.03   $   1.02         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                662         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEM(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - EMERGING
MARKETS FUND)
Accumulation unit
value at beginning of
period                  $   0.93   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.91   $   0.93         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                 14         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEX(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - EXTRA
INCOME FUND)
Accumulation unit
value at beginning of
period                  $   0.96   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.99   $   0.96         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                373         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YFI(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - FEDERAL
INCOME FUND)
Accumulation unit
value at beginning of
period                  $   1.02   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.06   $   1.02         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                138         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGB(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - GLOBAL
BOND FUND)
Accumulation unit
value at beginning of
period                  $   1.06   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.06   $   1.06         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                 88         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGR(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - GROWTH
FUND)
Accumulation unit
value at beginning of
period                  $   0.89   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.61   $   0.89         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                206         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIE(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO -
INTERNATIONAL FUND)
Accumulation unit
value at beginning of
period                  $   0.76   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.54   $   0.76         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                 27         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMF(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - MANAGED
FUND)
Accumulation unit
value at beginning of
period                  $   0.93   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.82   $   0.93         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                131         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YND(1)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - NEW
DIMENSIONS FUND(R))
Accumulation unit
value at beginning of
period                  $   0.90   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.74   $   0.90         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)              2,895         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIV(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - S&P 500
INDEX FUND)
Accumulation unit
value at beginning of
period                  $   0.96   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.83   $   0.96         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)              1,027         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------

                                         89

YEAR ENDED DEC. 31,        2001       2000       1999       1998       1997       1996       1995       1994       1993       1992
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSM(1),(2)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - SMALL CAP
ADVANTAGE FUND)
Accumulation unit
value at beginning of
period                  $   0.98   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.91   $   0.98         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                115         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSA(1)
(INVESTING IN SHARES
OF AXP(R)VARIABLE
PORTFOLIO - STRATEGY
AGGRESSIVE FUND)
Accumulation unit
value at beginning of
period                  $   0.58   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.38   $   0.58         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                317         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YCA(1),(2)
(INVESTING IN SHARES
OF AIM V.I. CAPITAL
APPRECIATION
FUND, SERIES I)
Accumulation unit
value at beginning of
period                  $   0.89   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.68   $   0.89         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                 90         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YCD(1),(2)
(INVESTING IN SHARES
OF AIM V.I. CAPITAL
DEVELOPMENT
FUND, SERIES I)
Accumulation unit
value at beginning of
period                  $   1.01   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.92   $   1.01         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                143         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGI(4)
(INVESTING IN SHARES
OF AIM V.I. CORE
EQUITY FUND, SERIES I)
(PREVIOUSLY AIM V.I.
GROWTH AND INCOME
FUND, SERIES I)
Accumulation unit
value at beginning of
period                  $   1.78   $   2.10   $   1.58   $   1.25   $   1.00   $   1.00         --         --         --         --
Accumulation unit
value at end of
period                  $   1.36   $   1.78   $   2.10   $   1.58   $   1.25   $   1.00         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)             16,462     15,193     11,739      6,206      2,465        148         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIR(1)(2)
(INVESTING IN SHARES
OF AMERICAN CENTURY(R)
VP INTERNATIONAL)
Accumulation unit
value at beginning of
period                  $   1.00   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.71   $   1.00         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                419         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YVL(1)(2)
(INVESTING IN SHARES
OF AMERICAN CENTURY(R)
VP VALUE)
Accumulation unit
value at beginning of
period                  $   1.07   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.20   $   1.07         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                964         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSB(1),(2)
(INVESTING IN SHARES
OF CALVERT VARIABLE
SERIES, INC. SOCIAL
BALANCED PORTFOLIO)
Accumulation unit
value at beginning of
period                  $   0.93   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.86   $   0.93         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                 56         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEG(1),(2)
(INVESTING IN SHARES
OF CREDIT SUISSE
TRUST - EMERGING
GROWTH PORTFOLIO)
Accumulation unit
value at beginning of
period                  $   0.96   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.80   $   0.96         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                 30         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSC(1),(2)
(INVESTING IN SHARES
OF CREDIT SUISSE
TRUST - SMALL CAP
GROWTH PORTFOLIO)
(PREVIOUSLY CREDIT
SUISSE WARBURG PINCUS
TRUST - SMALL COMPANY
GROWTH PORTFOLIO)
Accumulation unit
value at beginning of
period                  $   0.76   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.63   $   0.76         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                183         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGC(1)
(INVESTING IN SHARES
OF FIDELITY VIP
GROWTH & INCOME
PORTFOLIO
(SERVICE CLASS))
Accumulation unit
value at beginning of
period                  $   0.99   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.89   $   0.99         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)              1,119         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------

                                         90

YEAR ENDED DEC. 31,        2001       2000            1999       1998       1997       1996      1995      1994       1993     1992
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMP(1),(2)
(INVESTING IN SHARES
OF FIDELITY VIP MID
CAP PORTFOLIO
(SERVICE CLASS))
Accumulation unit
value at beginning of
period                  $   1.04   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.99   $   1.04         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)              1,326         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YOS(1),(2)
(INVESTING IN SHARES
OF FIDELITY VIP
OVERSEAS PORTFOLIO
(SERVICE CLASS))
Accumulation unit
value at beginning of
period                  $   0.96   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.75   $   0.96         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                222         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YRE(1),(2)
(INVESTING IN SHARES
OF FTVIPT FRANKLIN
REAL ESTATE
FUND - CLASS 2)
Accumulation unit
value at beginning of
period                  $   1.08   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.16   $   1.08         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                267         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSV(1),(2)
(INVESTING IN SHARES
OF FTVIPT FRANKLIN
SMALL CAP VALUE
SECURITIES
FUND - CLASS 2)
(PREVIOUSLY FTVIPT
FRANKLIN VALUE
SECURITIES
FUND - CLASS 2)
Accumulation unit
value at beginning of
period                  $   1.08   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.22   $   1.08         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                131         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIF(1),(2),
(5) (INVESTING IN
SHARES OF FTVIPT
TEMPLETON FOREIGN
SECURITIES
FUND - CLASS 2)
(PREVIOUSLY FTVIPT
TEMPLETON
INTERNATIONAL
SECURITIES
FUND - CLASS 2)
Accumulation unit
value at beginning of
period                  $   1.03   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.86   $   1.03         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                262         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIS(1),(2),
(5) (INVESTING IN
SHARES OF FTVIPT
TEMPLETON
INTERNATIONAL SMALLER
COMPANIES
FUND - CLASS 2)
Accumulation unit
value at beginning of
period                  $   1.00   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.97   $   1.00         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                 69         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSE(1),(2)
(INVESTING IN SHARES
OF GOLDMAN SACHS VIT
CORESM SMALL CAP
EQUITY FUND)
Accumulation unit
value at beginning of
period                  $   0.99   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.02   $   0.99         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                100         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YUE(1),(2)
(INVESTING IN SHARES
OF GOLDMAN SACHS VIT
CORESM U.S. EQUITY
FUND)
Accumulation unit
value at beginning of
period                  $   0.95   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.83   $   0.95         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                167         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMC(1),(2)
(INVESTING IN SHARES
OF GOLDMAN SACHS VIT
MID CAP VALUE FUND)
Accumulation unit
value at beginning of
period                  $   1.07   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.19   $   1.07         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                468         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YAG(1),(2)
(INVESTING IN SHARES
OF JANUS ASPEN SERIES
AGGRESSIVE GROWTH
PORTFOLIO: SERVICE
SHARES)
Accumulation unit
value at beginning of
period                  $   0.85   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.51   $   0.85         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                373         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGT(1)
(INVESTING IN SHARES
OF JANUS ASPEN SERIES
GLOBAL TECHNOLOGY
PORTFOLIO: SERVICE
SHARES)
Accumulation unit
value at beginning of
period                  $   0.85   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.53   $   0.85         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                165         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------

                                         91

YEAR ENDED DEC. 31,        2001       2000       1999       1998       1997       1996       1995       1994       1993       1992
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIG(1)
(INVESTING IN SHARES
OF JANUS ASPEN SERIES
INTERNATIONAL GROWTH
PORTFOLIO: SERVICE
SHARES)
Accumulation unit
value at beginning of
period                  $   0.94   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.71   $   0.94         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                905         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIP(1),(2)
(INVESTING IN SHARES
OF LAZARD RETIREMENT
INTERNATIONAL EQUITY
PORTFOLIO)
Accumulation unit
value at beginning of
period                  $   0.99   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.75   $   0.99         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                244         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGW(1),(2)
(INVESTING IN SHARES
OF MFS(R)INVESTORS
GROWTH STOCK
SERIES - SERVICE CLASS)
Accumulation unit
value at beginning of
period                  $   0.95   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.71   $   0.95         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                923         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YDS(1),(2)
(INVESTING IN SHARES
OF MFS(R)NEW DISCOVERY
SERIES - SERVICE
CLASS)
Accumulation unit
value at beginning of
period                  $   0.98   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.92   $   0.98         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                659         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YPH(1),(2)
(INVESTING IN SHARES
OF PUTNAM VT HIGH
YIELD FUND - CLASS
IB SHARES)
Accumulation unit
value at beginning of
period                  $   0.98   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.01   $   0.98         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                154         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIO(1)
(INVESTING IN SHARES
OF PUTNAM VT
INTERNATIONAL NEW
OPPORTUNITIES
FUND - CLASS IB
SHARES)
Accumulation unit
value at beginning of
period                  $   0.93   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.66   $   0.93         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                284         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YNO(4)
(INVESTING IN SHARES
OF PUTNAM VT NEW
OPPORTUNITIES
FUND - CLASS IA
SHARES)
Accumulation unit
value at beginning of
period                  $   1.81   $   2.47   $   1.47   $   1.19   $   0.98   $   1.00         --         --         --         --
Accumulation unit
value at end of
period                  $   1.26   $   1.81   $   2.47   $   1.47   $   1.19   $   0.98         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)             13,900     12,743      9,520      5,472      2,226         84         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YVS(1),(2)
(INVESTING IN SHARES
OF PUTNAM VT VISTA
FUND - CLASS IB
SHARES)
Accumulation unit
value at beginning of
period                  $   0.92   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.60   $   0.92         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                385         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMI(1),(2)
(INVESTING IN SHARES
OF ROYCE MICRO-CAP
PORTFOLIO)
Accumulation unit
value at beginning of
period                  $   1.01   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.30   $   1.01         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                583         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YVA(1),(2)
(INVESTING IN SHARES
OF THIRD AVENUE VALUE
PORTFOLIO)
Accumulation unit
value at beginning of
period                  $   1.10   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.24   $   1.10         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)              1,131         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------

                                         92

YEAR ENDED DEC. 31,          2001     2000    1999            1998       1997       1996        1995       1994      1993       1992
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIC(1),(2)
(INVESTING IN SHARES
OF WANGER
INTERNATIONAL SMALL
CAP)
Accumulation unit
value at beginning of
period                  $   0.90   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   0.70   $   0.90         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                180         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSP(1),(2)
(INVESTING IN SHARES
OF WANGER U.S.
SMALLER COMPANIES)
(PREVIOUSLY WANGER
U.S. SMALL CAP)
Accumulation unit
value at beginning of
period                  $   1.05   $   1.00         --         --         --         --         --         --         --         --
Accumulation unit
value at end of
period                  $   1.15   $   1.05         --         --         --         --         --         --         --         --
Number of accumulation
units outstanding
at end of period
(000 omitted)                239         --         --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------



(1) Operations commenced on Nov. 13, 2000.

(2) The subaccount had no activity as of Dec. 31, 2000.
(3) Operations commenced on Oct. 28, 1994.

(4) Operations commenced on Nov. 22, 1996.
(5) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into FTVIPT Templeton Foreign Securities Fund - Class 2 as of April 30, 2002.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2001 and 2000, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


ERNST & YOUNG  LLP


Minneapolis, Minnesota
January 28, 2002

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Balance Sheets

December 31, (In thousands, except share amounts)                                                     2001          2000
Assets
Investments:
   Fixed maturities:
      Held-to-maturity, at amortized cost (fair value: 2000, $404,427)                             $       --    $  405,816
      Available-for-sale, at fair value (amortized cost: 2001, $1,030,059; 2000, $554,452)          1,037,153       538,438
   Common stocks                                                                                          179         1,286
   Mortgage loans on real estate                                                                      124,705       144,121
   Policy loans                                                                                        31,273        30,894
                                                                                                       ------        ------
      Total investments                                                                             1,193,310     1,120,555
Cash and cash equivalents                                                                              17,365        39,213
Amounts recoverable from reinsurers                                                                    15,901        10,210
Amounts due from brokers                                                                                   --           877
Accounts receivable                                                                                     2,105         2,249
Premiums due                                                                                              395           344
Accrued investment income                                                                              15,976        18,546
Deferred policy acquisition costs                                                                     155,996       146,036
Other assets                                                                                            4,793           727
Separate account assets                                                                             1,418,527     1,667,031
                                                                                                    ---------     ---------
Total assets                                                                                       $2,824,368    $3,005,788
                                                                                                   ==========    ==========
Liabilities and Stockholder's Equity
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $  776,490    $  770,774
      Universal life-type insurance                                                                   164,258       160,301
      Traditional life, disability income and long-term care insurance                                 87,898        76,097
   Policy claims and other policyholders' funds                                                         6,804         2,943
   Amounts due to brokers                                                                              31,487            --
   Deferred income taxes, net                                                                           3,782           516
   Other liabilities                                                                                   18,659        18,591
   Separate account liabilities                                                                     1,418,527     1,667,031
                                                                                                    ---------     ---------
      Total liabilities                                                                             2,507,905     2,696,253
                                                                                                    ---------     ---------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $10 par value per share; 200,000 shares authorized, issued and outstanding            2,000         2,000
   Additional paid-in capital                                                                          49,000        49,000
   Accumulated other comprehensive income (loss):
      Net unrealized securities gain (loss)                                                             4,588       (10,324)
   Retained earnings                                                                                  260,875       268,859
                                                                                                      -------       -------
      Total stockholder's equity                                                                      316,463       309,535
                                                                                                      -------       -------
Total liabilities and stockholder's equity                                                         $2,824,368    $3,005,788
                                                                                                   ==========    ==========

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of Income

Years ended December 31, (In thousands)                                                 2001            2000          1999
Revenues
Traditional life, disability income and long-term care insurance premiums             $ 20,566       $ 18,196      $ 15,613
Contractholder charges                                                                  27,179         24,101        22,502
Mortality and expense risk fees                                                         16,182         20,449        17,019
Net investment income                                                                   79,172         91,491        95,514
Net realized (losses) gains on investments                                             (26,426)           839         1,386
                                                                                       -------            ---         -----
      Total revenues                                                                   116,673        155,076       152,034
                                                                                       -------        -------       -------

Benefits and Expenses Death and other benefits:
   Traditional life, disability income and long-term care insurance                      6,282          5,510         5,579
   Universal life-type insurance and investment contracts                               11,669          4,724         6,313
Increase in liabilities for future policy benefits for traditional life,
   disability income and long-term care insurance                                        7,776          8,371         6,098
Interest credited on universal life-type insurance and investment contracts             48,064         47,715        50,767
Amortization of deferred policy acquisition costs                                       16,253         14,680        15,283
Other insurance and operating expenses                                                  13,928         11,670        10,429
                                                                                        ------         ------        ------
      Total benefits and expenses                                                      103,972         92,670        94,469
                                                                                       -------         ------        ------
Income before income taxes                                                              12,701         62,406        57,565
Income taxes                                                                             4,685         22,323        19,241
                                                                                         -----         ------        ------
Net income                                                                            $  8,016       $ 40,083      $ 38,324
                                                                                      ========       ========      ========

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of Stockholder's Equity

                                                                                               Accumulated
                                                                                                  other
                                                                                Additional    comprehensive                Total
                                                                    Capital       paid-in    income (loss),  Retained  stockholder's
For the three years ended December 31, 2001 (In thousands)           stock        capital      net of tax    earnings     equity
Balance, January 1, 1999                                             $2,000      $49,000        $ 11,014      $217,452     $279,466
Comprehensive income:
   Net income                                                            --           --              --        38,324       38,324
   Unrealized holding losses arising during the year, net of
      deferred policy acquisition costs of $737 and income
      taxes of $13,537                                                   --           --         (25,140)           --      (25,140)
   Reclassification adjustment for losses included in net income,
      net of income tax of $452                                          --           --            (840)           --         (840)
                                                                      -----       ------         -------       -------      -------
   Other comprehensive loss                                              --           --         (25,980)           --      (25,980)
                                                                      -----       ------         -------       -------      -------
   Comprehensive income                                                                                                      12,344
Cash dividends                                                           --           --              --       (12,000)     (12,000)
                                                                      -----       ------         -------       -------      -------

Balance, December 31, 1999                                            2,000       49,000         (14,966)      243,776      279,810
Comprehensive income:
   Net income                                                            --           --              --        40,083       40,083
   Unrealized holding gains arising during the year, net of
      deferred policy acquisition costs of ($137) and
      income taxes of ($3,038)                                           --           --           5,641            --        5,641
   Reclassification adjustment for gains included in net income,
      net of income tax of $537                                          --           --            (999)           --         (999)
                                                                      -----       ------         -------       -------      -------
   Other comprehensive income                                            --           --           4,642            --        4,642
                                                                      -----       ------         -------       -------      -------
   Comprehensive income                                                                                                      44,725
Cash dividends                                                           --           --              --       (15,000)     (15,000)
                                                                      -----       ------         -------       -------      -------

Balance, December 31, 2000                                            2,000       49,000         (10,324)      268,859      309,535
Comprehensive income:
   Net income                                                            --           --              --         8,016        8,016
   Cumulative effect of adopting SFAS No 133, net of
      income tax benefit of $486                                         --           --            (903)           --         (903)
   Unrealized holding gains arising during the year, net of
      deferred policy acquisition costs of ($416) and
      income taxes of ($16,188)                                          --           --          30,065            --       30,065
   Reclassification adjustment for losses included in net income,
      net of income tax benefit of $7,673                                --           --         (14,250)           --      (14,250)
                                                                      -----       ------         -------       -------      -------
   Other comprehensive income                                            --           --          14,912            --       14,912
                                                                      -----       ------         -------       -------      -------
   Comprehensive income                                                                                                      22,928
Cash dividends                                                           --           --              --       (16,000)     (16,000)
                                                                      -----       ------         -------       -------      -------
Balance, December 31, 2001                                           $2,000      $49,000       $   4,588      $260,875     $316,463
                                                                     ======      =======       =========      ========     ========

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of Cash Flows

Years ended December 31, (In thousands)                                                 2001            2000          1999

Cash flows from operating activities
Net income                                                                           $   8,016      $  40,083     $  38,324
Adjustments to reconcile net income to net cash provided by operating activities:
   Policy loans, excluding universal life-type insurance:
      Issuance                                                                          (2,781)        (3,556)       (3,063)
      Repayment                                                                          3,167          2,953         2,826
   Change in accrued investment income                                                   2,570           (181)        1,528
   Change in amounts recoverable from reinsurers                                        (5,691)        (3,296)       (2,837)
   Change in premiums due                                                                  (51)          (145)            5
   Change in accounts receivable                                                           144         (1,682)          275
   Change in other assets                                                               (4,203)           133           319
   Change in deferred policy acquisition costs, net                                    (10,376)        (9,944)       (6,015)
   Change in liabilities for future policy benefits for traditional life,
      disability income and long-term care insurance                                    11,801         11,819         8,368
   Change in policy claims and other policyholder's funds                                3,861            360          (522)
   Deferred income tax (benefit) provision                                              (4,763)         1,898         2,196
   Change in other liabilities                                                              68         (2,844)       (3,513)
   Amortization of premium (accretion of discount), net                                  3,477          1,353        (1,794)
   Net realized losses (gains) on investments                                           26,426           (839)       (1,386)
   Contractholder charges, non-cash                                                    (12,632)        (9,232)       (9,875)
   Other, net                                                                             (599)        (1,826)        1,859
                                                                                          ----         ------         -----
      Net cash provided by operating activities                                         18,434         25,054        26,695
                                                                                        ------         ------        ------
Cash flows from investing activities
Held-to-maturity securities:
   Purchases                                                                                --         (4,487)           --
   Maturities, sinking fund payments and calls                                              --         31,178        37,852
   Sales                                                                                    --             --           790
Available-for-sale securities:
   Purchases                                                                          (429,487)      (100,905)     (155,690)
   Maturities, sinking fund payments and calls                                         117,961         34,202        50,515
   Sales                                                                               214,426         91,946        89,683
Other investments, excluding policy loans:
   Purchases                                                                              (309)            --        (3,598)
   Sales                                                                                19,223         10,838        16,671
Change in amounts due from brokers                                                         877           (877)           --
Change in amounts due to brokers                                                        31,487             --        (4,507)
                                                                                        ------         ------        ------
   Net cash (used in) provided by investing activities                                 (45,822)        61,895        31,716
                                                                                       -------         ------        ------
Cash flows from financing activities
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                              56,228         51,419        68,978
   Surrenders and death benefits                                                       (81,988)      (137,239)     (159,161)
   Interest credited to account balances                                                48,064         47,715        50,767
Universal life-type insurance policy loans:
   Issuance                                                                             (4,308)        (6,847)       (5,057)
   Repayment                                                                             3,544          4,085         3,186
Cash dividends                                                                         (16,000)       (15,000)      (12,000)
                                                                                       -------        -------       -------
   Net cash provided by (used in) financing activities                                   5,540        (55,867)      (53,287)
                                                                                         -----        -------       -------
Net (decrease) increase in cash and cash equivalents                                   (21,848)        31,082         5,124
Cash and cash equivalents at beginning of year                                          39,213          8,131         3,007
                                                                                        ------          -----         -----
Cash and cash equivalents at end of year                                             $  17,365      $  39,213     $   8,131
                                                                                     =========      =========     =========
Supplemental disclosures:
   Income taxes paid                                                                 $   5,408      $  21,427     $  20,670
   Interest on borrowings                                                                   35             80           124

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Notes to Financial Statements

(In thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly-owned subsidiary of American Express Company.

The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

Revenue recognition
Profits on fixed deferred annuities are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable deferred annuities also include the excess of mortality and expense risk and other fees over the costs of guaranteed benefits provided. Contractholder charges include policy fees and surrender charges.

Profits on fixed universal life insurance are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, death and other benefits paid in excess of contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable universal life insurance also include mortality and expense risk fees. Contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Mortality and expense risk fees are received from the variable life insurance separate accounts.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Basis of presentation
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 9. Certain prior year's amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments -- securities
Debt securities that the Company has both the positive intent and the ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. All other debt securities and marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. When evidence indicates there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings.

The Company's investment portfolio contains structured investments, including Collateralized Debt Obligations (CDOs) (obligations that are primarily backed by high-yield bonds), which are not readily marketable. The carrying values of these investments are based on cash flow projections and, as such, these values are subject to change. If actual future cash flows are less than projected, losses would be recognized; increases in cash flows would be recognized over future periods.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Investments -- mortgage loans on real estate
Mortgage loans on real estate are carried at amortized cost less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for losses. The reserve for losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans
Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

Cash and cash equivalents
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for deferred annuities are amortized using the interest method. The costs for universal life and variable universal life insurance are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For fixed and variable universal life insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key prospective assumptions underlying the amortization models. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. Unlocking adjustments resulted in a net increase in amortization of $2,300 in 2001 and a net decrease in amortization of $1,200 in 2000. Net unlocking adjustments in 1999 were not significant.

In amortizing deferred policy acquisition costs associated with variable annuities, the Company assumes contract values will appreciate at a specified long-term annual rate. The Company may project near-term appreciation at a different rate in order to maintain the long-term rate assumption.

Liabilities for future policy benefits
Liabilities for universal life and variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 4 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company retains 20% of the mortality risk on new variable universal life insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

Accounting developments
In July 2000, the Financial Accounting Standards Board's (FASB) Emerging Issues Task Force issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company adopted the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain structured securities. Although there was no significant impact resulting from the adoption of Issue 99-20, the Company holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The Company held no derivative positions during 2001 or 2000.

SFAS No. 133 also provided a one-time opportunity to reclassify held-to-maturity security investments to available-for-sale without tainting the remaining securities in the held-to-maturity portfolio. The Company elected to take the opportunity to reclass all its held-to-maturity investments to available-for-sale.

The adoption of SFAS No. 133 did not have a significant impact on the Company's financial position or results of operations.

The Company adopted SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which superseded SFAS No.
125. The Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement was effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The impact on the Company's financial position or results of operations of adopting the Statement was not significant.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

2. INVESTMENTS
Securities
Pursuant to the adoption of SFAS No. 133 the Company reclassified all held-to-maturity securities with a carrying value of $405,816 and net unrealized losses of $1,389 to available-for-sale as of January 1, 2001.

The following is a summary of securities available-for-sale at December 31, 2001:

                                                                                          Gross         Gross
                                                                        Amortized      unrealized    unrealized       Fair
                                                                          cost            gains        losses         value
Fixed maturity securities:
   U.S. Government agency obligations                                 $      433       $    35        $    11    $      457
   Corporate bonds and obligations                                       688,952        17,292         12,149       694,095
   Mortgage-backed securities                                            340,674         4,804          2,877       342,601
                                                                         -------         -----          -----       -------
Total fixed maturity securities                                       $1,030,059       $22,131        $15,037    $1,037,153
                                                                      ==========       =======        =======    ==========
Common stocks                                                         $       76       $   103        $    --    $      179
                                                                      ==========       =======        =======    ==========

The amortized cost and fair value of fixed maturity securities at December 31, 2001 by contractual maturity are as follows:
                                                          Amortized        Fair
                                                            cost           value
Due within one year                                     $   92,755    $   94,496
Due from one to five years                                 164,837       171,497
Due from five to ten years                                 321,846       323,561
Due in more than ten years                                 109,947       104,998
Mortgage-backed securities                                 340,674       342,601
                                                           -------       -------
Total                                                   $1,030,059    $1,037,153
                                                        ==========    ==========

The timing of actual receipts may differ from contractual maturities because issuers may call or prepay obligations.

The following is a summary of held-to-maturity and available-for-sale securities at December 31, 2000:

                                                                                         Gross          Gross
                                                                        Amortized      unrealized     unrealized      Fair
Held-to-maturity                                                          cost            gains         losses        value
Fixed maturities:
   U.S. Government agency obligations                                   $  2,299        $   40         $   25      $  2,314
   Corporate bonds and obligations                                       363,322         8,013          9,667       361,668
   Mortgage-backed securities                                             40,195           263             13        40,445
                                                                          ------           ---             --        ------
Total fixed maturity securities                                         $405,816        $8,316         $9,705      $404,427
                                                                        ========        ======         ======      ========

                                                                                          Gross         Gross
                                                                         Amortized     unrealized    unrealized        Fair
Available-for-sale                                                         cost           gains        losses          value
Fixed maturities:
   U.S. Government agency obligations                                   $  2,053        $  185        $    --      $  2,238
   State and municipal obligations                                           105             2             --           107
   Corporate bonds and obligations                                       373,603         6,447         22,462       357,588
   Mortgage-backed securities                                            178,691         2,396          2,582       178,505
                                                                         -------         -----          -----       -------
Total fixed maturity securities                                         $554,452        $9,030        $25,044      $538,438
                                                                        ========        ======        =======      ========
Common stocks                                                           $  1,571        $   --        $   285      $  1,286
                                                                        ========        ======        =======      ========

At December 31, 2001, bonds carried at $300 were on deposit with the state of New York as required by law.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

At December 31, 2001, fixed maturity securities comprised approximately 87 percent of the Company's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $129 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of fixed maturity securities, at amortized cost, by rating on December 31, is as follows:

Rating                                                     2001           2000
Aaa/AAA                                                $  374,228      $223,368
Aaa/AA                                                         --         3,000
Aa/AA                                                      17,727        16,084
Aa/A                                                       22,258        26,649
A/A                                                       157,143       147,290
A/BBB                                                      56,340        48,993
Baa/BBB                                                   340,542       338,430
Baa/BB                                                     12,795        17,670
Below investment grade                                     49,026       138,784
                                                           ------       -------
Total                                                  $1,030,059      $960,268
                                                       ==========      ========

At December 31, 2001, approximately 91 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than ten percent of stockholder's equity.

During the years ended December 31, 2000 and 1999, fixed maturity securities classified as held-to-maturity were sold with amortized cost of $nil and $790, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

Available-for-sale securities were sold during 2001 with proceeds of $214,426 and gross realized gains and losses of $5,457 and $27,383, respectively. Available-for-sale securities were sold during 2000 with proceeds of $91,946 and gross realized gains and losses of $2,015 and $478, respectively.
Available-for-sale securities were sold during 1999 with proceeds of $89,683 and gross realized gains and losses of $1,917 and $625, respectively.

The net unrealized gain (loss) on available-for-sale securities as of December 31, 2001 and 2000, was $7,197 and ($16,299), respectively, with the $23,496 change, net of taxes and deferred policy acquisition costs, reflected as a separate component in accumulated other comprehensive income for the year ended December 31, 2001. For the year ended December 31, 2000 the change in net unrealized loss on available-for-sale securities was a decrease of $7,141. For the year ended December 31, 1999 the change in net unrealized gain on available-for-sale securities was a decrease of $40,706.

During 2001, the Company recorded pretax losses of $30,978 to recognize the impact of higher default rate assumptions on certain structured investments; to write down lower rated securities (most of which were sold during 2001) in connection with the Company's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments; and, to adopt EITF Issue 99-20, as previously discussed. Within the Statements of Income, approximately $24,110 of these losses are included in Net realized (losses) gains on investments and approximately $6,868 are included in Net investment income.

During 2001, the Company placed a majority of its rated Collateralized Debt Obligation (CDO) (obligations that are backed primarily by high-yield bonds) securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $22,031, into a securitization trust. In return, the company received $2,921 in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $19,110. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows.

There was no cash flow related to this transaction other than the receipt of the initial $2,921. Cash flows on the assets sold to investors and retained interests are not scheduled to begin until March 31, 2002 in accordance with governing documents.

Fair values of security investments represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates, estimated future cash flows and market data from independent brokers.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Mortgages loans on real estate
At December 31, 2001, approximately 10 percent of the Company's investments were mortgage loans on real estate. Concentration of credit risk by region of the United States and by type of real estate are as follows:

                                December 31, 2001        December 31, 2000
                           On balance       Funding    On balance     Funding
Region                        sheet       commitments     sheet     commitments
West North Central          $ 15,978         $--       $ 19,409        $--
East North Central            21,337          --         24,249         --
South Atlantic                22,402          --         27,926         --
Middle Atlantic               14,362          --         16,937         --
Pacific                        6,466          18          6,614         --
Mountain                      30,522          --         34,475         --
New England                    7,354          --          7,564         --
East South Central             7,089          --          7,250         --
                               -----         ---          -----        ---
                             125,510          18        144,424         --
Less reserves for losses         805          --            303         --
                               -----         ---          -----        ---
Total                       $124,705         $18       $144,121        $--
                            ========         ===       ========        ===

                                December 31, 2001         December 31, 2000
                           On balance       Funding    On balance     Funding
Property type                 sheet       commitments     sheet     commitments
Apartments                  $ 40,395         $18       $ 49,180        $--
Department/retail stores      41,102          --         45,917         --
Office buildings              18,754          --         21,144         --
Industrial buildings          14,218          --         16,169         --
Nursing/retirement             4,178          --          4,954         --
Medical buildings              6,863          --          7,060         --
                               -----         ---          -----        ---
                             125,510          18        144,424         --
Less reserves for losses         805          --            303         --
                               -----         ---          -----        ---
Total                       $124,705         $18       $144,121        $--
                            ========         ===       ========        ===

Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to fund mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2001, 2000 and 1999, the Company's recorded investment in impaired loans was $nil. During 2001, 2000 and 1999, the average recorded investment in impaired loans was $nil.

The Company recognized $nil, $nil and $2 of interest income related to impaired mortgage loans for the years ended December 31, 2001, 2000 and 1999, respectively.

The following table presents changes in the reserve for mortgage loan losses:

                                             2001          2000          1999
Balance, January 1                          $303         $1,200        $1,500
Provision for mortgage loan losses           502           (897)         (300)
                                             ---           ----          ----
Balance, December 31                        $805         $  303        $1,200
                                            ====         ======        ======

Sources of investment income and realized (losses) gains on investments
Net investment income for the years ended December 31 is summarized as follows:

                                            2001          2000           1999
Interest on fixed maturities             $69,566        $76,859       $78,342
Interest on mortgage loans                10,682         11,954        12,895
Interest on cash equivalents                  99          1,069           350
Other                                       (999)         2,333         4,764
                                            ----          -----         -----
                                          79,348         92,215        96,351
Less investment expenses                     176            724           837
                                             ---            ---           ---
Total                                    $79,172        $91,491       $95,514
                                         =======        =======       =======

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Net realized (losses) gains on investments for the years ended December 31 is summarized as follows:

                                            2001           2000          1999
Available-for-sale securities           $(25,925)         $ (57)       $1,086
Mortgage loans on real estate               (501)           896           300
                                            ----            ---           ---
Total                                   $(26,426)          $839        $1,386
                                        ========           ====        ======

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:
                                            2001          2000           1999
Federal income taxes:
Current                                  $ 8,098        $19,245       $16,426
Deferred                                  (4,763)         1,898         2,196
                                          ------          -----         -----
                                           3,335         21,143        18,622
State income taxes-current                 1,350          1,180           619
                                           -----          -----           ---
Income tax expense                       $ 4,685        $22,323       $19,241
                                         =======        =======       =======

Income tax expense (benefit) differs from that computed by using the United States statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                                  2001                     2000                   1999
                                                           Provision    Rate        Provision    Rate     Provision  Rate
Federal income taxes based on the statutory rate            $4,445      35.0%       $21,842      35.0%    $20,148     35.0%
Tax-excluded interest and dividend income                     (258)     (2.0)          (207)     (0.3)       (509)    (0.9)
State tax, net of federal benefit                              878       6.9            767       1.2         402      0.7
Other, net                                                    (380)     (3.0)           (79)     (0.1)       (800)    (1.4)
                                                              ----      ----            ---      ----        ----     ----
Total income taxes                                          $4,685      36.9%       $22,323      35.8%    $19,241     33.4%
                                                            ======      ====        =======      ====     =======     ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2001, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

                                                          2001           2000
Deferred income tax assets:
   Policy reserves                                      $26,912       $28,469
   Investments                                           10,431         6,395
   Other                                                  4,742         4,738
                                                          -----         -----
Total deferred income tax assets                         42,085        39,602
                                                         ------        ------
Deferred income tax liabilities:
   Deferred policy acquisition costs                     43,393        40,118
   Investments                                            2,474            --
                                                          -----        ------
Total deferred income tax liabilities                    45,867        40,118
                                                         ------        ------
Net deferred income tax liabilities                     $ 3,782       $   516
                                                        =======       =======

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $151,649 and $166,503 as of December 31, 2001 and 2000, respectively (see Note 3 with respect to the income tax effect of certain distributions and Note 9 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory-basis net income and surplus).

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The state of New York adopted the provisions of the revised manual with modification. The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of implementing these changes to the Company's statutory-basis capital and surplus as of January 1, 2001 was not significant.

5. RELATED PARTY TRANSACTIONS
The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $26, $23 and $27 in 2001, 2000 and 1999, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2001, 2000 and 1999 were $48, $106 and $218, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. Costs of these plans charged to operations in 2001, 2000 and 1999 were $nil.

The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2001, 2000 and 1999, which are calculated on the basis of commission earnings of the individual financial advisors, were $199, $975 and $1,446, respectively. Such costs are included in deferred policy acquisition costs.

The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 2001, 2000 and 1999 were $nil, $nil and $96, respectively. Such costs are included in deferred policy acquisition costs.

Charges by IDS Life and AEFC for the use of joint facilities, marketing services and other services aggregated $19,919, $17,108 and $13,042 , for 2001, 2000 and 1999, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Included in other liabilities at December 31, 2001 and 2000 are $2,814 payable to and $907 receivable from, respectively, IDS Life for federal income taxes.

6. LINES OF CREDIT
The Company has an available line of credit with AEFC of $25,000. The interest rate for the line of credit is established by reference to various indices plus 20 to 45 basis points depending on the term. There were no borrowings outstanding under this agreement at December 31, 2001 or 2000.

7. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, both state and federal courts gave preliminary approval to the proposed settlement and AEFC mailed notices to all of the over two million class members. In May 2001, the courts entered orders approving the settlement. The orders became final in August 2001 and in October 2001 the settlement was implemented. The anticipated costs of settlement remain unchanged from prior years.

The settlement as approved provides for release by class members of all insurance and annuity market conduct claims dating back to 1985. Some class members opted out of the settlement and therefore did not release their claims against AEFC or the Company. Some of these class members who opted out were represented by counsel and presented separate claims to AEFC or the Company. Most of their claims have been settled.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

At December 31, 2001 and 2000, traditional life insurance and universal life-type insurance in force aggregated $6,534,603 and $5,974,025 respectively, of which $675,563 and $332,556 were reinsured at the respective year ends.

In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $nil, $150 and $150 for the years ended December 31, 2001, 2000 and 1999, respectively. Claim recoveries under the terms of this reinsurance agreement were $nil, $1,700 and $nil in 2001, 2000 and 1999, respectively.

Premiums ceded to reinsurers other than IDS Life amounted to $2,608, $3,125 and $2,873 for the years ended December 31, 2001, 2000 and 1999, respectively. Claim recoveries from reinsurers other than IDS Life amounted to $924, $473 and $473 for the years ended December 31, 2001, 2000 and 1999, respectively.

Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $186,119 and $210,666 at December 31, 2001 and 2000, respectively. The accompanying statements of income include premiums of $nil for the years ended December 31, 2001, 2000 and 1999, and an increase in liabilities for future policy benefits of $4,301 related to this agreement for the year ended December 31, 2001. As of December 31, 2000 and 1999, there were decreases in liabilities for future policy benefits of $1,334 and $1,277, respectively.

At December 31, 2001, the Company had $18 of commitments to fund mortgage loans. There were no such commitments at December 31, 2000 (see Note 2).

8. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                 2001                         2000
                                                                        Carrying         Fair        Carrying         Fair
Financial Assets                                                          value          value         value          value
Fixed maturities:
   Held-to-maturity securities                                        $       --    $       --     $  405,816    $  404,427
   Available-for-sale securities                                       1,037,153     1,037,153        538,438       538,438
Common stocks                                                                179           179          1,286         1,286
Mortgage loans on real estate                                            124,705       130,920        144,121       148,119
Cash and cash equivalents                                                 17,365        17,365         39,213        39,213
Separate account assets                                                1,418,527     1,418,527      1,667,031     1,667,031
                                                                       ---------     ---------      ---------     ---------
Financial Liabilities
Future policy benefits for fixed annuities                            $  679,593    $  662,166     $  679,446    $  660,663
Separate account liabilities                                           1,244,282     1,201,652      1,461,266     1,411,203
                                                                       ---------     ---------      ---------     ---------

At December 31, 2001 and 2000, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $91,143 and $85,154 , respectively, and policy loans of $5,754 and $6,174, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2001 and 2000. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2001 and 2000.

At December 31, 2001 and 2000, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $174,245 and $205,765, respectively.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

9. STATUTORY INSURANCE ACCOUNTING PRACTICES
Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                                                                          2001          2000          1999
Net income, per accompanying financial statements                                      $ 8,016        $40,083       $38,324
Deferred policy acquisition costs                                                       (9,584)        (9,406)       (6,015)
Adjustments of future policy benefit liabilities                                        (3,064)        (1,657)       (4,615)
Deferred income tax (benefit) expense                                                   (4,763)         1,898         2,196
Provision (reduction) for losses on investments                                         (1,314)           817          (161)
Interest maintenance reserves gain/loss transfer and amortization                        5,797           (126)         (154)
Adjustment to separate account reserves                                                 (3,636)          (408)        5,498
Other, net                                                                                 552            486           766
                                                                                           ---            ---           ---
Statutory-basis net (loss) income                                                      $(7,996)       $31,687       $35,839
                                                                                       =======        =======       =======

                                                                                          2001          2000          1999
Stockholder's equity, per accompanying financial statements                          $ 316,463      $ 309,535     $ 279,810
Deferred policy acquisition costs                                                     (155,996)      (146,035)     (136,229)
Adjustments of future policy benefit liabilities                                         6,165          4,609         2,845
Deferred income tax liabilities (assets)                                                 3,782            516        (3,881)
Asset valuation reserve                                                                (11,195)       (16,421)      (16,164)
Adjustments of separate account liabilities                                             57,677         61,313        61,721
Adjustments of investments to amortized cost                                            (7,094)        17,467        23,440
Premiums due, deferred and in advance                                                    1,383          1,433         1,485
Deferred revenue liability                                                               5,102          4,100         3,021
Reserves for mortgage loan losses                                                          805            304         1,200
Non-admitted assets                                                                     (2,772)        (6,067)         (421)
Interest maintenance reserve                                                             2,515         (3,282)       (3,155)
Other, net                                                                             (12,911)        (8,683)       (5,416)
                                                                                       -------         ------        ------
Statutory-basis capital and surplus                                                  $ 203,924      $ 218,789     $ 208,256
                                                                                     =========      =========     =========

[AMERICAN EXPRESS LOGO]

IDS LIFE INSURANCE COMPANY OF NEW YORK
20 MADISON AVE. EXTENSION
ALBANY, NY 12203
(800) 541-2251


                                                                 S-6211 D (5/02)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company of New York provide that:

     To the extent permitted and in the manner prescribed by law, the Corporation shall indemnify any person made, or threatened to be made, a party to any action, suit or proceeding, civil or criminal, by reason of the fact that he, his testator or intestate, is or was Director or officer of the Corporation or of any other corporation of any type or kind, domestic or foreign, which he served in any capacity at the request of the Corporation, against judgments, fines, amounts paid in settlement and reasonable expenses (which the Corporation may advance), including attorney's fees, actually and necessarily incurred as a result of such action, suit or proceeding, or any appeal therein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     REPRESENTATION PURSUANT TO SECTION 205 OF THE NATIONAL SECURITIES MARKET IMPROVEMENT ACT OF 1996

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                    REPRESENTATIONS PURSUANT TO RULE 6e-3 (T)

This filing is made pursuant to Rule 6c-3 and 6e-3 (T) under the Investment Company Act of 1940.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 2
                    TO REGISTRATION STATEMENT NO. 333-44644

This Post-Effective Amendment No. 2 to Registration Statement No. 333-44644 comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 108 pages.

         The undertakings to file reports.

         The signatures.

The following exhibits:

1.A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2 to the Registration Statement.

 (1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed as Exhibit 1.A.(1) to Registrant's Form N-8B-2 with Port-Effective Amendment No. 11 , File No. 33-15290 is incorporated herein by reference.

 (2)     Not applicable.

 (3)(a)  Not applicable.

    (b)  (1)     Form of Explanation of New York Sales Agreement*

         (2) Form of Personal Financial Planner's Agreement with IDS Financial Services Inc.*

         (3) Form of Personal Financial Planner's Agreement with IDS Life Insurance Company of New York*

         (4) Form of Field Trainer's Rider to Personal Financial Planner's Agreement.*

         (5) Form of District Manager's Rider to Personal Financial Planner's Agreement.*

         (6) Form of New York District Manager - Insurance Rider to Personal Financial Planner Agreement.*

         (7) Form of Division Manager's Agreement with IDS Financial Services Inc.*

         (8) Form of New York Division Manager - Insurance Rider to Division Manager's Agreement with IDS Financial Services Inc.*

         (9) Form of Field President Agreement with American Express Financial Advisors Inc.**

         (10) Form of Recruiting and Training Manager License Agreement with IDS Life Insurance Company of New York.**

         (11) Form of Group Vice President Agreement with American Express Financial Advisors Inc.**

         (12) Form of IDS Paraplanner License Agreement with IDS Life Insurance Company of New York.**

    (c) Schedules of Sales Commissions filed electronically as Exhibit 1.A.3(c) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

 (4)     Not applicable.

 (5) (a) Flexible Premium Variable Life Insurance Policy (VUL3-NY) filed electronically as Exhibit 1.A. (5)(a) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

     (b) Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit 1.A. (5)(b) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

     (c) Accidental Death Benefit Rider filed electronically as Exhibit 1.A. (5)(c) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

     (d) Other Insured Rider filed electronically as Exhibit 1.A. (5)(d) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

     (e) Children's Term Insurance Rider filed electronically as Exhibit 1.A. (5)(e) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

     (f) Automatic Increase Benefit Rider filed electronically as Exhibit 1.A. (5)(f) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

 (6) (a) Certificate of Incorporation of IDS Life Insurance Company of New York, dated July 23, 1957.*

     (b)      Amended By-Laws of IDS Life Insurance Company of New York.*

 (7)     Not applicable.

 8.1 Form of Investment Management and Services Agreement dated December 17, 1985, between IDS Life of New York and IDS Life of New York Series Fund, Inc.*

 8.2 Form of Investment Advisory Agreement dated July 11, 1984, between IDS Life of New York and IDS Financial Services Inc. relating to the Variable Account.*

 8.3          Addendum to Investment Management and Services Agreement.***

 8.4          Addendum to Investment Advisory Agreement.***

 8.5 Copy of Participation Agreement dated October 7, 1996 between IDS Life Insurance Company of New York and AIM Variable Insurance Funds, Inc. and AIM Distributors, Inc., filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

 8.6 Copy of Participation Agreement dated July 31, 1996 between IDS Life Insurance Company of New York and TCI Portfolios, Inc. and Investors Research Corporation filed electronically as Exhibit 8.5 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

 8.7 Copy of Participation Agreement dated April 14, 2000 by and among Calvert Variable Series, Inc. and Calvert Asset Management Co. and Calvert Distributors Inc. and IDS Life Insurance Company of New York, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.8(a) Copy of Participation Agreement between IDS Life Insurance Company of New York and Warburg Pincus Trust and Warburg Pincus Counselors, Inc. and Counselors
              Securities Inc., dated October 7, 1996, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

 8.8(b)       Copy  of  Amendment   dated  December  10,  2001  to
              Participation Agreement between IDS Life Insurance Company of New York and Credit Suisse Warburg Pincus Trust, Credit Suisse Asset Management, Inc. and Credit Suisse Asset Management Securities, Inc. dated October 7, 1996, filed electronically as Exhibit 8.4(b) to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.9(a)       Copy  of  Participation   Agreement  among  Variable
              Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as
              Exhibit 8.3(a) to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.9(b)       Copy  of  Participation   Agreement  among  Variable
              Insurance Products Fund III, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as
              Exhibit 8.3(b) to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.9(c) Copy of Amendment No. 1 dated April 30, 2001 to Participation Agreement between IDS Life Insurance Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation dated September 29, 2000 filed electronically as Exhibit 8.6(c) to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.9(d) Copy of Amendment No. 1 dated April 30, 2001 to Participation Agreement between IDS Life Insurance Company of New York, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated September 29, 2000, filed electronically as Exhibit 8.6(d) to Post-Effective Amendment No. 4 to
              Registration Statement No. 333-91691 is incorporated herein by reference.

 8.9(e)       Copy of  Amendment  No.  2  dated  June  29,  2001 to
              Participation Agreement between IDS Life Insurance Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation dated September 29, 2000, filed electronically as Exhibit 8.6(e) to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.9(f)       Copy of  Amendment  No.  2  dated  June  29,  2001 to
              Participation Agreement between IDS Life Insurance Company of New York, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated September 29, 2000, filed electronically as Exhibit 8.6(f) to Post-Effective Amendment No. 4 to
              Registration Statement No. 333-91691 is incorporated herein by reference.

 8.9(g) Copy of Amendment No. 3 dated February 27, 2002 to Participation Agreement between IDS Life Insurance Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation dated September 29, 2000, filed electronically as Exhibit 8.6(g) to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.9(h) Copy of Amendment No. 3 dated February 27, 2002 to Participation Agreement between IDS Life Insurance Company of New York, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated September 29, 2000, filed electronically as Exhibit 8.6(h) to Post-Effective Amendment No. 4 to
              Registration Statement No. 333-91691 is incorporated herein by reference.

 8.10 Copy of Participation Agreement between IDS Life Insurance Company of New York and Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc. dated October 7, 1996, filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

 8.11(a) Copy of Participation Agreement Between Janus Aspen Series and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as
              Exhibit 8.5 to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.11(b) Copy of Amendment to Participation Agreement dated July 27, 2001 by and among Janus Aspen Series and IDS Life Insurance Company of New York dated September 29, 2000, filed electronically as Exhibit 8.9(b) to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.12(a) Copy of Participation Agreement Among MFS Variable Insurance Trust, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated September 29, 2000, filed as Exhibit 8.6 to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.12(b)      Copy  of   Amendment   dated   June  29,   2001  to
              Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and IDS Life Insurance Company of New York dated September 29, 2000, filed electronically as
              Exhibit 8.10(b) to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.13(a) Copy of Participation Agreement by and among IDS Life Insurance Company of New York and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated October 7, 1996, filed electronically as Exhibit 8.1 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

 8.14 Copy of Amendment 1 dated February 27, 2002 to Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and IDS Life Insurance Company of New York dated October 7, 1996, filed electronically as Exhibit 8.12(b) to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.15 Copy of Participation Agreement by and among Wanger Advisors Trust and Liberty Wanger Asset Management, L.P. and IDS Life Insurance Company of New York dated August 30, 1999, filed electronically as Exhibit 8.13 to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

 (9)     None.

 (10)(a) Application form for the Flexible Premium Variable Life Insurance Policy.**

     (b)      Application form for Life and Disability Income Insurance.**

 (11)IDS Life Insurance Company of New York's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 1.A. (11) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

         B.       (1)      Not applicable.

                  (2)      Not applicable.

         C.       Not applicable.

2.       Opinion of counsel is filed electronically herewith.

3.       Not applicable.

4.       Not applicable.

5.       Not applicable.

6. Actuarial Opinion of Mark Gorham, F.S.A., M.A.A.A., Vice President - Insurance Product Development is filed electronically herewith.

7.       Written actuarial consent of Mark Gorham, F.S.A.,  M.A.A.A.,
         Vice President - Insurance Product Development is filed electronically herewith.

8. Written auditor consent of Ernst & Young LLP is filed electronically herewith.

9.       Power of Attorney to sign  amendments to this  Registration  Statement
         dated   April 25, 2001, filed electronically as Exhibit 9 to
         Post-Effective Amendment No. 1 to Registration Statement No. 333-44644 is incorporated herein by reference.

10. Consent in writing to establish additional subaccounts filed electronically as Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644 is incorporated herein by reference.

* All of these exhibits are incorporated by reference to Amendment No. 3 to the Registration Statement to form N-8B-2 File No. 811-05213.

** All of these exhibits are incorporated by reference to Amendment No. 4 to the Registration Statement to form N-8B-2 File No. 811-05213.

*** All of these exhibits are incorporated by reference to the original Registration Statement to form S-6, File No. 333-42257

**** All of these exhibits are incorporated by reference to Pre-Effective No. 1 to the Registration Statement to Form S-6, File No. 333-42257.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 29th day of April, 2002.


                IDS Life of New York Account 8
                -----------------------------------------------------
                                  (Registrant)

                By IDS Life Insurance Company of New York
                -----------------------------------------
                                  (Sponsor)

                By /s/   Timothy V. Bechtold*
                -----------------------------------------------------
                         Timothy V. Bechtold, Director, President and
                         Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 29th day of April, 2002:

Signature                              Title

/s/  Timothy V. Bechtold*              Director, President and Chief
------------------------------------   Executive Officer
     Timothy V. Bechtold

/s/  Gumer C. Alvero*                  Director and Vice President - Annuities
------------------------------------
     Gumer C. Alvero

/s/  Maureen A. Buckley*               Director, Vice President, Chief Operating
------------------------------------   Officer, Consumer Affairs Officer and
     Maureen A. Buckley                Claims Officer

                                       Director
------------------------------------
     Rodney P. Burwell

/s/  Robert R. Grew*                   Director
------------------------------------
     Robert R. Grew

/s/  Carol A. Holton*                  Director
------------------------------------
     Carol A. Holton

/s/  Jean B. Keffeler*                 Director
------------------------------------
     Jean B. Keffeler

/s/  Eric L. Marhoun*                  Director, General Counsel and Secretary
------------------------------------
     Eric L. Marhoun

/s/  Thomas R. McBurney                Director
------------------------------------
     Thomas R. McBurney

/s/  Edward J. Muhl*                   Director
------------------------------------
     Edward J. Muhl

/s/  Thomas V. Nicolosi*               Director
------------------------------------
     Thomas V. Nicolosi

/s/  Stephen P. Norman*                Director
------------------------------------
     Stephen P. Norman

/s/  Richard M. Starr*                 Director
------------------------------------
     Richard M. Starr

/s/  Philip C. Wentzel*                Vice President and Controller
------------------------------------
     Philip C. Wentzel

/s/  Michael R. Woodward*              Director
------------------------------------
     Michael R. Woodward

/s/  David L. Yowan*                   Vice President and Treasurer
------------------------------------
     David L. Yowan

*  Signed  pursuant  to Power of  Attorney  dated  April  25,  2001,  is filed
   electronically  as  Exhibit  9  to   Post-Effective   Amendment  No.  1  to
   Registration Statement 333-44644 is incorporated by reference.

By:


/s/ Mary Ellyn Minenko
---------------------------------
    Mary Ellyn Minenko
    Counsel